As filed with the Securities and Exchange Commission on November 21, 2012

Securities Act File No. 333-184312

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

(Exact name of Registrant as specified in charter)

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (650) 289-3060

Manuel A. Henriquez

Chief Executive Officer

Hercules Technology Growth Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☒  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee(1)
Common Stock, $0.001 par value per share(2)
Preferred Stock, $0.001 par value per share(2)
Warrants(2)
Subscription Rights(3)
Debt Securities(4)
TOTAL		$400,000,000	(5)	$54,560	(6)

(1)	Estimated pursuant to Rule 457(o) solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or warrants as may be sold, from time to time. Warrants represent rights to purchase common stock, preferred stock or debt securities.
(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.
(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $400,000,000.
(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $400,000,000.
(6)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

November 21, 2012

$400,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, up to $400,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On May 30, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending May 30, 2013. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the holders of the majority of our voting securities and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as additional offices in Boston, MA, Boulder, CO and McLean, VA. Our goal is to be the leading structured debt financing provider of choice for entrepreneurial venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “HTGC.” On November 16, 2012, the last reported sale price of a share of our common stock on the NYSE, was $10.39. The net asset value per share of our common stock at September 30, 2012 (the last date prior to the date of this prospectus on which we determined net asset value) was $9.42.

An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 11 to read about risks that you should consider before investing in our securities, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.herculestech.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is                     , 2012

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $400,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries.

Our Company

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and clean-technology industries at all stages of development. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As of September 30, 2012, our total assets were approximately $909.5 million, of which, our investments comprised $774.5 million at fair value and $792.8 million at cost. Since inception through September 30, 2012, we have made debt and equity commitments of approximately $3.0 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company (“SBIC”) subsidiaries, Hercules Technology II, L.P. (“HT II”) and Hercules Technology III, L.P. (“HT III”). HT II and HT III hold approximately $182.0 million and $223.3 million in assets, respectively, and accounted for approximately 15.3% and 18.8% of the Company’s total assets prior to consolidation at September 30, 2012.

We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. As of September 30, 2012, our proprietary structured query language (SQL)-based database system included over 30,100 technology-related companies and approximately 7,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in Boston, MA, Boulder, CO and McLean, VA. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including, technology, biotechnology, life science, and clean-technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets, including the amount of any borrowings for investment purposes, in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies including the right to convert some portion of our debt into equity in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets.” Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in their later rounds of financing and certain public companies, which we refer to as established stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

As of September 30, 2012, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 30 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have potentially reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize companies during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

•

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

•

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (generally 12 to 60 months), security interests in the assets of our portfolio companies, among other things.

•

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

•

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies, including select publicly listed companies and select lower middle market companies and established-stage companies.

•

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies, and that we may benefit from a lower cost of capital than that available to private investment funds.

•

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

Dividend Reinvestment Plan

We have adopted an opt-out dividend reinvestment plan through which distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

Prior to 2006, we were taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended, which we refer to in this prospectus as the Code. We elected to be treated for federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Code with the filing of our federal corporate income tax return for 2006, which election was effective as of January 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Certain United

States Federal Income Tax Considerations.” To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be able to maintain our RIC status. If we do not qualify as a RIC, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling our securities for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. We received an exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources” for additional information related to our outstanding debt.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Certain Material United States Federal Income Tax Considerations.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, Boulder, CO and McLean, VA. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	—	%(4)

Annual Expenses (as a percentage of net assets attributable to common stock):(9)
Operating expenses	5.3	%(5)(6)
Interest and fees paid in connection with borrowed funds	4.6	%(7)

Total annual expenses	9.5	%(8)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	“Operating expenses” represent our estimated operating expenses estimated by annualizing our operating expenses incurred for the nine months ended September 30, 2012, excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2011 was 5.8%. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Management—Compensation of Directors” and “Corporate Governance—Executive Compensation.”
(6)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(7)	“Interest and fees paid in connection with borrowed funds” represents estimated interest and fee payments on borrowed funds by annualizing our actual interest, fees and credit facility expenses incurred for the nine months ended September 30, 2012, including our Wells Facility, Union Bank Facility, the Convertible Senior Notes, the April 2019 Notes, the September 2019 Notes, the Citigroup Warrant Participation Agreement and the SBA debentures, each of which is defined herein. This percentage for the year ended December 31, 2011 was 3.8%. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for additional information.
(8)	“Total annual expenses” is the sum of “operating expenses” and “interest and fees paid in connection with borrowed funds.” This percentage for the year ended December 31, 2011 was 9.6%.
(9)	“Net assets attributable to common stock” equals the weighted estimated net assets as of September 30, 2012, which is approximately $476.8 million.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$146	$321	$478	$807

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal 2009, 2008, and 2007 and the selected statement of operations data for fiscal 2009, 2008 and 2007 have been derived from our audited financial statements for these years, which have been audited by Ernst & Young LLP, our former independent registered public accounting firm. The selected balance sheet data as of the end of fiscal 2011 and 2010 and the financial statement of operations data for fiscal 2011 and 2010 have been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the nine months ended September 30, 2012 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

	Nine Months Ended (unaudited)		For the year ended December 31,

	September 30, 2012	September 30, 2011	2011	2010	2009	2008	2007
Investment income:
Interest	$63,188	$50,932	$70,346	$54,700	$62,200	$67,283	$48,757
Fees	6,937	7,723	9,509	4,774	12,077	8,552	5,127

Total investment income	70,125	58,655	79,855	59,474	74,277	75,835	53,884

Operating expenses:
Interest	13,309	8,803	13,252	8,572	9,387	13,121	4,404
Loan fees	2,977	2,493	2,635	1,259	1,880	2,649	1,290
General and administrative	6,126	6,196	7,992	7,086	7,281	6,899	5,437
Employee Compensation:
Compensation and benefits	9,566	9,888	13,260	10,474	10,737	11,595	9,135
Stock-based compensation	3,111	2,518	3,128	2,709	1,888	1,590	1,127

Total employee compensation	12,677	12,406	16,388	13,183	12,625	13,185	10,262

Total operating expenses	35,089	29,898	40,267	30,100	31,173	35,854	21,393
Net investment income before provision for income taxes and investment gains and losses	35,036	28,757	39,588	29,374	43,104	39,981	32,491
Provision for income taxes	—	—	—	—	—	—	2
Net investment income	35,036	28,757	39,588	29,374	43,104	39,981	32,489
Net realized gain (loss) on investments	2,049	3,429	2,741	(26,382)	(30,801)	2,643	2,791
Provision for Excise Tax	—	—	—	—	—	(203)	(139)
Net increase (decrease) in unrealized appreciation on investments	(15,187)	(2,823)	4,607	1,990	1,269	(21,426)	7,268

Net realized and unrealized gain (loss)	(13,138)	606	7,348	(24,392)	(29,532)	(18,986)	9,920

Net increase (decrease) in net assets resulting from operations	21,898	29,363	$46,936	$4,982	$13,572	$20,995	$42,409

Cash and stock dividends declared per common share	$0.71	$0.66	$0.88	$0.80	$1.26	$1.32	$1.20

	As of September 30, 2012 (unaudited)	As of December 31,
($ in thousands, except per share data)		2011	2010	2009	2008	2007
Balance sheet data:
Investments, at value	$774,459	$652,870	$472,032	$374,669	$578,211	$525,492
Cash and cash equivalents	107,093	64,474	107,014	124,828	17,242	7,856
Total assets	909,513	747,394	591,247	508,967	608,672	541,943
Total liabilities	440,396	316,354	178,716	142,452	226,214	141,206
Total net assets	469,117	431,041	412,531	366,515	382,458	400,737

Other Data:
Total debt investments, at value	$693,776	$585,767	$401,618	$325,134	$536,964	$477,643
Total warrant investments, at value	32,871	30,045	23,690	14,450	17,883	21,646
Total equity investments, at value	47,812	37,058	46,724	35,085	23,364	26,203
Unfunded commitments	65,962	168,196	117,200	11,700	82,000	130,602
Net asset value per share(1)	$9.42	$9.83	$9.50	$10.29	$11.56	$12.31

(1)	Based on common shares outstanding at period end.

The following tables set forth certain quarterly financial information for each of the eleven quarters up to and ending September 30, 2012. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	For the Quarter End (unaudited)
(Amounts in thousands, except per share data	September 30, 2012	June 30, 2012	March 31, 2012
Selected Quarterly Data (unaudited):
Total investment income	$23,901	23,858	22,367
Net investment income before provision for income taxes and investment gains and losses	11,351	12,310	11,375
Net increase in net assets resulting from operations	4,745	48	17,105
Net increase in net assets resulting from operations per common share (basic)	$0.09	$—	$0.36

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Selected Quarterly Data (unaudited):
Total investment income	$21,200	$18,684	$20,820	$19,152
Net investment income before provision for income taxes and investment gains and losses	10,831	8,593	10,360	9,804
Net increase (decrease) in net assets resulting from operations	17,574	6,223	24,317	(1,177)
Net increase in net assets resulting from operations per common share (basic)	$0.25	$0.14	$0.24	$0.23

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Selected Quarterly Data (unaudited):
Total investment income	$16,807	$15,646	$14,501	$12,520
Net investment income before provision for income taxes and investment gains and losses	8,751	8,148	6,863	5,612
Net increase (decrease) in net assets resulting from operations	11,721	(7,823)	(4,630)	5,714
Net increase (decrease) in net assets resulting from operations per common share (basic)	$0.30	$(0.23)	$(0.14)	$0.16

RISK FACTORS

Investing in our securities may be speculative and involves a high degree of risk. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to our Business Structure

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NYSE, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

We have and may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We previously determined to pay a portion of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock.

We are dependent upon key management personnel for their time availability and our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with Mr. Henriquez and our senior management is not restricted from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. We may lose prospective portfolio companies if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code would impose on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify, or that we will be able to fully invest our available capital.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our ordinary income and realized net capital gains except for certain realized net long-term capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. In addition, our results of operations and financial condition could be adversely affected.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our secured credit facilities with Wells Fargo Capital Finance LLC, Union Bank, N.A. and RBC Capital Markets, our Convertible Senior Notes, and our April 2019 Notes and September 2019 Notes contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of September 30, 2012, we did not have any outstanding borrowings under our credit facilities with either Union Bank or with Wells Fargo. In addition, as of September 30, 2012, we had approximately $225.0 million of indebtedness outstanding incurred by our SBIC subsidiaries, $75.0 million of Convertible Senior Notes payable, approximately $84.5 million of April 2019 Notes and approximately $75.0 million of September 2019 Notes. There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of September 30, 2012 our asset coverage ratio under our regulatory requirements as a business development company was 383.8%, excluding our SBIC debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBIC debentures was 207.0% at September 30, 2012.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(47.1%)	(29.3%)	(11.5%)	6.4%	24.2%

(1)	Assumes $909.5 million in total assets, $434.8 million in debt outstanding, $469.1 million in stockholders’ equity, and an average cost of funds of 6.7%, which is the approximate average cost of borrowed funds, including our secured credit facilities with Wells Fargo Capital Finance and Union Bank, and our Convertible Senior Notes, our April 2019 Notes, our September 2019 Notes and our SBA debentures for the period ended September 30, 2012. Actual interest payments may be different.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Under our borrowings and credit facilities, including, but not limited to, the Union Bank Facility and the Wells Facility, current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. Our current credit facilities and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a securities interest in our assets in connection with any such credit facilities and borrowings.

Our current credit facilities generally contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, such credit facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under the facilities and accelerated maturity dates for all amounts outstanding under the facilities, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the facilities. This could reduce our revenues and, by delaying any cash payment allowed to us under our facilities until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory restrictions that restrict our ability to raise capital, the Wells Facility, the Union Bank Facility and the Convertible Senior Notes, the April 2019 Notes and September 2019 Notes contain various covenants which, if not complied with, could accelerate repayment under the facility or require us to repurchase the Convertible Senior Notes, the April 2019 Notes or the September 2019 Notes, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing the Wells Facility, Union Bank Facility, the Convertible Senior Notes, the April 2019 Notes and the September 2019 Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under the Wells Facility and the Union Bank Facility or the trustee or holders under the Convertible Senior Notes, the April 2019 Notes and the September 2019 Notes, could accelerate repayment under the facilities or the Convertible Senior Notes, the April 2019 Notes or the September 2019 Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Borrowings.”

Pending legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At September 30, 2012, portfolio investments, which are valued at fair value by the Board of Directors, were approximately 85.2% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Valuation Committee. In making a good faith determination of the value of these securities, we generally start with the cost basis of each security, which includes the amortized OID and PIK interest, if any. The Valuation Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make which includes, but is not limited to, deriving a hypothetical exit price. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at September 30, 2012 that represent greater than 5% of net assets:

	September 30, 2012 (unaudited)
(in thousands)	Fair Value	Percentage of Net Assets
Box, Inc.	$48,413	10.3%
BrightSource Energy, Inc.	$35,790	7.6%
Aveo Pharmaceuticals, Inc.	$28,777	6.1%
Education Dynamics	$26,889	5.7%
Jab Wireless, Inc	$25,798	5.5%
Women’s Marketing, Inc.	$25,797	5.5%
Tectura Corporation	$25,282	5.4%

Box.net Inc. is an online storage and sharing service that gives users access to their files from anywhere.

Brightsource Energy, Inc. designs, develops and sells solar thermal power systems that deliver reliable, clean energy to utilities and industrial companies.

Aveo Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to the discovery and development of new, targeted cancer therapeutics.

Education Dynamics is a provider of high quality, student focused products and services.

Jab Wireless, Inc. is engaged in the acquisition and expansion of wireless broadband operators, bundled voice and data services.

Women’s Marketing, Inc. is a media solutions company, delivering premium media at value pricing across all platforms.

Tectura Corporation is an IT services firm that specializes in Microsoft Business Solutions applications.

Our financial results could be negatively affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including, but not limited to, the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, changes in our portfolio composition, the degree to which we encounter competition in our markets, market volatility in our publicly traded securities and the securities of our portfolio companies, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. In addition, any of these factors could negatively impact our ability to achieve our investment objectives, which may cause our net asset value of our common stock to decline.

Our investments may be in portfolio companies which may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the current recession and European financial crisis may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit an investment in a timely manner because we are in a control position or have access to inside information in the portfolio company could result in a realized loss on the investment.

If we obtain a control investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

In addition to issuing securities to raise capital as described above, we anticipate that, in the future, we may securitize our loans to generate cash for funding new investments. However, the securitization market has been subject to changing market conditions (including the unprecedented dislocation of the securitization and finance markets over the past several years generally), and we cannot assure you that will be able to securitize our loans in the near future, or at all. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation.”

To the extent original issue discount and paid-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual payment-in-kind, or PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments.

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

•	OID and PIK instruments may represent a higher credit risk than coupon loans.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax requirements, we include in income certain amounts that we have not yet received in cash, such as contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such payment-in-kind interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate an original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income. See “Certain United States Federal Income Tax Considerations.”

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facilities limit our ability to declare dividends if we default under certain provisions.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Fluctuations in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup, a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citigroup Facility”). Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citigroup Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2011, the Company recorded an increase on participation liability and decreased its unrealized gains by a net amount of approximately $217,000 for Citigroup’s participation. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing our realized gains. In addition, our realized gains will be reduced by the amounts owed to Citigroup under the warrant participation agreement. The value of Citigroup’s participation right on unrealized gains in the related equity investments since inception of the agreement was approximately $715,000 at December 31, 2011 and is included in accrued liabilities and decreased the unrealized gain recognized by us at December 31, 2011. Citigroup’s rights under the warrant participation agreement increase our cost of borrowing and reduce our realized gains.

Two of our wholly-owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. As of September 30, 2012, HT II’s and HT III’s portfolio companies accounted for approximately 20.9% and 25.2%, respectively, of our total portfolio. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2012 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation—Small Business Administration Regulations.”

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us. See “Regulation—Small Business Administration Regulations.”

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2012, HT II had the potential to borrow up to $76.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $75.0 million in HT II as of September 30, 2012, HT II has the capacity to issue a total of $76.0 million of SBA guaranteed debentures, subject to SBA approval, of which $76.0 million is outstanding as of September 30, 2012.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2012, HT III had the potential to borrow up to $149.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $74.5 million in HT III as of September 30, 2012, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $124.25 million was outstanding as of September 30, 2012.

As of September 30, 2012, there was $200.25 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries. Access to the remaining leverage is subject to SBA approval and compliance with SBA regulations.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we are otherwise required to distribute, and we cannot pass such net operating losses through to our stockholders. In addition, net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

Risks Related to Current Economic and Market Conditions

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As of September 30, 2012, we did not have any outstanding borrowings under either the Wells Facility or the Union Bank Facility. As of September 30, 2012, we had approximately $200.25 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, $75.0 million of Convertible Senior Notes payable, $84.5 million of April 2019 Notes and $75.0 million of September 2019 Notes. Available borrowing capacity under these facilities as of September 30, 2012 was $154.75 million and subject to terms and conditions and approvals of the SBA.

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments either through equity offerings or through additional borrowings.

As of September 30, 2012, we had unfunded debt commitments of approximately $66.0 million. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements or future earning assets. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Wells Facility, our Union Bank Facility and proceeds from the Convertible Senior Notes, the April 2019 Notes and September 2019 Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies.

As of September 30, 2012, approximately 63.5% of the fair value of our portfolio was composed of investments in five industries: 19.2% was composed of investments in the drug discovery and development industry, 15.6% was composed of investments in the internet consumer and business services industry, 11.0% was composed of investments in the clean technology industry, 9.2% was composed of investments in the software industry and 8.5% was composed of investments in the drug delivery industry.

Our investments may be in portfolio companies which may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to economic downturns such as the current recession, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

A natural disaster may also impact the operations of our portfolio companies, including our technology- related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies.

We will invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Our investments in the clean technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns and potential litigation.

Our investments in clean technology, or cleantech, companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our cleantech companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of clean technology companies can and often do fluctuate suddenly and dramatically and the markets in which clean technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for cleantech and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. Our investments in cleantech companies also face potential litigation, including significant warranty and product liability claims, as well as class action and government claims arising from the increased attention to the industry from the failure of Solyndra. Such litigation could adversely affect the business and results of operations of our cleantech portfolio companies. There is also particular uncertainty about whether agreements providing incentives for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which such investments in clean technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified. This could, in turn, materially adversely affect the value of the clean technology companies in our portfolio.

Cleantech companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy, we plan to invest in portfolio companies in Cleantech sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In addition, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for Cleantech companies. Without such regulatory policies, investments in Cleantech companies may not be economical and financing for Cleantech companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

Our investments in the life science industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration, or the FDA, and to a lesser extent, other federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the drug discovery industry are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in the drug discovery industry are subject to numerous risks. The successful and timely implementation of the business model of our drug discovery portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety, patient’s and clinician’s ease of use and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by drug discovery companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the US and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Future legislation, and/or regulations and policies adopted by the FDA or other U.S. or foreign regulatory authorities may increase the time and cost required by some of our portfolio companies to conduct and complete clinical trials for the product candidates that they develop, and there is no assurance that these companies will obtain regulatory approval to market and commercialize their products in the U.S. and in foreign countries

The FDA has established regulations, guidelines and policies to govern the drug development and approval process, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

In addition, increased scrutiny by the U.S. Congress of the FDA’s and other authorities approval processes may significantly delay or prevent regulatory approval, as well as impose more stringent product labeling and post-marketing testing and other requirements. Foreign regulatory authorities may also increase their scrutiny of approval processes resulting in similar delays. Increased scrutiny and approvals processes may limit the ability of our portfolio companies to market and commercialize their products in the U.S. and in foreign countries.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation.

If macro and micro market conditions should deteriorate, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or slowdowns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and have a material adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions in both the U.S. and foreign countries, and may be unable to repay our loans during such periods. In such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could materially adversely affect our financial condition and operating results.

Generally, we do not control our portfolio companies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

The business, financial condition and results of operations of our portfolio companies could be adversely affected by worldwide economic conditions, as well as political and economic conditions in the countries in which they conduct business.

The business and operating results of our portfolio companies may be impacted by worldwide economic conditions. Although the U.S. economy has in recent quarters shown signs of recovery from the 2008–2009 global recession, the strength and duration of any economic recovery will be impacted by worldwide economic growth. For instance, a number of recent reports indicate that growth in China and other emerging markets may be slowing relative to historical growth rates. The significant debt in U.S. and European countries is expected to hinder growth in those countries for the foreseeable future. Multiple factors relating to the international operations of some of our portfolio companies and to particular countries in which they operate could negatively impact their business, financial condition and results of operations.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the U.S. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could materially adversely affect our ability to service our outstanding borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

A lack of initial public offering opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

To the extent venture capital or private equity firms decrease or discontinue funding to their portfolio companies, our portfolio companies may not be able to meet their obligations under the debt securities that we hold.

Most of our portfolio companies rely heavily on future rounds of funding from venture capital or private equity firms in order to continue operating their businesses and repaying their obligations to us under the debt securities that we hold. Venture capital and private equity firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities.

To the extent that venture capital and private equity firms’ limited partners are unable to fulfill their ongoing funding obligations, the venture capital or private equity firms may be unable to continue financially supporting the ongoing operations of our portfolio companies. As a result, our portfolio companies may be unable to repay their obligations under the debt securities that we hold, which would harm our financial condition and results of operations.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions, or from cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases, our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Moreover, in the case of some of our structured debt with warrants, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

Economic slowdowns or recessions could impair the value of the collateral for our loans to our portfolio companies, increase our funding costs, limit our access to the credit and capital markets, impair the ability of a portfolio company to satisfy covenants imposed by its lenders and consequently increase the possibility of an adverse effect on our business, financial condition and results of operations.

Many of our portfolio companies are susceptible to economic slowdowns or recessions in both the U.S. and foreign countries and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments.

In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies.

Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

We may not be able to realize our entire investment on equipment-based loans in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Our total investments at value in foreign companies were approximately $7.8 million or 0.9% of total assets at September 30, 2012. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Some of our portfolio companies may need additional capital, which may not be readily available and may be needed if necessary regulatory review processes are extended or approvals not obtained.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated, and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. In determining whether to make an additional investment our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could adversely affect our ability to service our outstanding borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors in accordance with procedures approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale, or are otherwise illiquid, because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of the investments at a favorable price and, as a result, we may suffer losses.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In addition, we would not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Our equity related investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

We may not realize expected returns on warrants received in connection with our debt investments.

We generally receive warrants in connection with our debt investments. At September 30, 2012, we held warrant positions received in connection with many of our debt investments; however these warrant positions accounted for only approximately 4.2% of the total value of our portfolio investments. If we do not receive the returns that are anticipated on the warrants, our investment returns on our portfolio companies, and the value of an investment in us, may be lower than expected.

We generally do not control our portfolio companies and therefore our portfolio companies may make decisions with which we disagree.

Generally, we do not control any of our portfolio companies, even though we may have board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our financial results could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge on the intellectual property of our portfolio companies.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a first priority security interest in a portion of a portfolio company’s assets and a negative pledge covering a company’s intellectual property and a first priority security interest in the proceeds from such intellectual property. In the case of a negative pledge, the portfolio company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. As a result, a negative pledge may affect our ability to fully recover our principal investment. In addition, there can be no assurance that our security interest in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court.

At September 30, 2012, approximately 64.4% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company (including their intellectual property), 34.9% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 0.7% of portfolio company loans had an equipment only lien.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans. These investments represent approximately 10.4% of the outstanding balance of our portfolio as of September 30, 2012. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Risks Related to Our Securities

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our securities.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock. See “Description of our Capital Stock.”

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from the stockholders, we may again issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Such approval has allowed and may again allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

At our Annual Meeting of Stockholders on May 30, 2012, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to Board approval of the offering. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our common stocks at a price below our net asset value during the nine months ended September 30, 2012.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•

market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Notes.

The Convertible Senior Notes are convertible into shares of our common stock beginning October 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately

$11.89 per share of common stock, in each case subject to adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a small business investment company and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

This prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureSource, an independent venture capital industry research company which we refer to as VentureSource. VentureSource is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market for those periods prior to April 30, 2012 and the NYSE thereafter, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend per Share
	NAV(1)	High	Low
2010
First quarter	$10.11	$11.15	$9.16	10.3%	(9.4%)	$0.200
Second quarter	$9.80	$11.50	$8.62	17.3%	(12.0%)	$0.200
Third quarter	$9.36	$10.57	$9.13	12.9%	(2.5%)	$0.200
Fourth quarter	$9.50	$10.91	$9.87	14.8%	3.8%	$0.200
2011
First quarter	$9.20	$11.40	$10.42	23.9%	13.3%	$0.220
Second quarter	$9.67	$11.36	$10.09	17.5%	4.3%	$0.220
Third quarter	$9.61	$10.80	$8.51	12.4%	(11.4%)	$0.220
Fourth quarter	$9.83	$9.99	$8.20	1.6%	(16.6%)	$0.220
2012
First quarter	$7.76	$11.26	$9.53	45.1%	22.8%	$0.230
Second quarter	$9.54	$11.50	$10.21	20.5%	7.0%	$0.240
Third quarter	$9.42	$11.57	$10.99	22.8%	16.7%	$0.240
Fourth quarter (through November 16, 2012)	*	$11.09	$10.05	*	*	$0.240

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on November 16, 2012 was $10.39 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300
May 8, 2008	May 16, 2008	June 16, 2008	0.340
August 7, 2008	August 15, 2008	September 15, 2008	0.340
November 6, 2008	November 14, 2008	December 15, 2008	0.340
February 12, 2009	February 23, 2009	March 30, 2009	0.320	*
May 7, 2009	May 15, 2009	June 15, 2009	0.300
August 6, 2009	August 14, 2009	September 14, 2009	0.300
October 15, 2009	October 20, 2009	November 23, 2009	0.300
December 16, 2009	December 24, 2009	December 30, 2009	0.040
February 11, 2010	February 19, 2010	March 19, 2010	0.200
May 3, 2010	May 12, 2010	June 18, 2010	0.200
August 2, 2010	August 12, 2010	September 17, 2010	0.200
November 4, 2010	November 10, 2010	December 17, 2010	0.200
March 1, 2011	March 10, 2011	March 24, 2011	0.220
May 5, 2011	May 11, 2011	June 23, 2011	0.220
August 4, 2011	August 15, 2011	September 15, 2011	0.220
November 3, 2011	November 14, 2011	November 29, 2011	0.220
February 27, 2012	March 12, 2012	March 15, 2012	0.230
May 8, 2012	May 18, 2012	May 25, 2012	0.240
July 30, 2012	August 17, 2012	August 24, 2012	0.240
October 26, 2012	November 14, 2012	November 21, 2012	0.240

			$7.645

*	Dividend paid in cash and stock

On October 26, 2012, our Board of Directors declared a cash dividend of $0.24 per share to be paid on November 21, 2012 to shareholders of record as of November 14, 2012. This dividend represents our twenty-ninth consecutive quarterly dividend declaration since our initial public offering, and brings the total cumulative dividend declared to date to $7.645 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 – 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the year ended December 31, 2011 and 2010, 100% were distributions of ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2012 distributions to stockholders will actually be.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation”.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

RATIO OF EARNINGS TO FIXED CHARGES

The following contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the nine months ended September 30, 2012 (unaudited)	For the year ended December 31, 2011	For the year ended December 31, 2010		For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2007
Earnings to Fixed Charges(1)	1.34	2.95	0.51	(2)	1.20	1.33	7.45

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Due to realized losses of approximately $31.1 million on the disposition of investments in 10 portfolio companies, the ratio of earnings to fixed charges was less than 1:1. The Company would have needed to generate additional earnings of approximately $5.0 million to achieve a coverage ratio of 1:1.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement. In addition to historical information, the following discussion and other parts of this prospectus supplement contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and clean-technology industries at all stages of development. We source our investments through our principal office located in Silicon Valley, as well as through its additional offices in Boston, MA, Boulder, CO and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital-backed companies in technology-related markets requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related markets including technology, biotechnology, life science, and clean-technology industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio companies.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related markets with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related markets is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. As of January 1, 2006, we have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and select lower middle market technology companies. We have focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

We regularly engage in discussions with third parties in respect of various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We or our subsidiaries may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total value of our investment portfolio was $774.5 million at September 30, 2012 as compared to $652.9 million at December 31, 2011.

Portfolio Activity

During the nine-month period ended September 30, 2012 we made debt and equity commitments to new and existing portfolio companies, including restructured loans, totaling $359.3 million and $17.4 million, respectively. Debt commitments for the nine-month period ended September 30, 2012 included commitments of approximately $241.3 million to 25 new portfolio companies and $118.0 million, including restructured loans, to 21 existing companies. Equity commitments for the nine-month period ended September 30, 2012 included commitments of approximately $14.6 million to two new portfolio companies and $2.8 million to three existing companies.

During the three and nine-month periods ended September 30, 2012, we funded investments in debt securities, totaling approximately $90.8 million and $260.6 million, respectively. During the three and nine-month periods ended September 30, 2012, we funded equity investments of approximately $589,000 and $7.7 million, respectively. During the nine-month period ended September 30, 2012, the Company converted approximately $356,000 of debt to equity in one portfolio company, and the investment in Facebook, Inc. of approximately $9.6 million was transferred from Other Assets to Investments.

At September 30, 2012, we had unfunded contractual commitments of approximately $66.0 million to 18 new and existing companies. Approximately $39.5 million of these unfunded origination activity commitments are dependent upon the portfolio company reaching certain milestones before our debt commitment becomes available to the portfolio company.

These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, we have approximately $133.5 million of non-binding term sheets outstanding to 13 new and existing companies at September 30, 2012. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the loan portfolio at September 30, 2012 was approximately $693.8 million, compared to a fair value of approximately $513.4 million at September 30, 2011. The fair value of the equity portfolio at September 30, 2012 and 2011 was approximately $47.8 million and $35.8 million, respectively. The fair value of our warrant portfolio at September 30, 2012 and 2011 was approximately $32.9 million and $27.3 million, respectively.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the nine-month period ended September 30, 2012, we received approximately $167.2 million of principal repayments, including normal principal amortization repayments of approximately $94.8 million, and early repayments and of approximately $70.4 million. During the nine-month period ended September 30, 2012, we restructured our debt investments in seven portfolio companies for approximately $68.7 million and converted $356,000 of debt to equity.

During the three-month period ended September 30, 2012, one of our portfolio companies completed an initial public offering. On September 19, 2012, Trulia Inc. completed its initial public offering of 6.0 million shares of common stock at a price to the public of $17.00 per share.

As of September 30, 2012, we held warrants or equity positions in four companies which have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Glori Energy, Inc., iWatt, Inc., Paratek Pharmaceuticals and one company that filed a registration statement confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all.

Total portfolio investment activity for the nine-month period ended September 30, 2012 (unaudited) and for the year ended December 31, 2011 is as follows:

(in millions)	September 30, 2012	December 31, 2011
Beginning Portfolio	$652.9	$472.0
New fundings	268.3	433.8
Warrants not related to current period fundings	1.3	1.5
Restructure fundings	46.7	16.1
Principal payments received on investments	(94.8)	(65.2)
Early payoffs	(70.4)	(182.1)
Restructure payoffs	(13.8)	(16.1)
Accretion of loan discounts and loan fees	16.1	17.0
New loan fees	(9.1)	(10.4)
Conversion of “Other Assets”	9.6	0.2
Proceeds from sale of investments	(6.6)	(20.6)
Net realized (loss) gain on investments	(11.0)	2.1
Net change in unrealized appreciation/(depreciation)	(14.7)	4.6

Ending Portfolio	$774.5	$652.9

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2012 (unaudited) and December 31, 2011 (excluding unearned income).

	September 30, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$574,301	74.2%	$482,268	73.9%
Senior secured debt	152,346	19.6%	133,544	20.4%
Preferred stock	31,675	4.1%	30,181	4.6%
Common Stock	16,137	2.1%	6,877	1.1%

	$774,459	100.0%	$652,870	100.0%

	September 30, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$766,610	99.0%	$634,736	97.2%
England	3,313	0.4%	8,266	1.3%
Iceland	4,431	0.6%	4,970	0.7%
Ireland	105	0.0%	3,842	0.6%
Canada	—	0.0%	672	0.1%
Israel	—	0.0%	384	0.1%

	$774,459	100.0%	$652,870	100.0%

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $25.0 million. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from Prime to approximately 13.85% as of September 30, 2012. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $2.8 million and $4.5 million of unamortized fees at September 30, 2012 and December 31, 2011, respectively, and approximately $5.6 million and $4.4 million in exit fees receivable at September 30, 2012 and December 31, 2011, respectively. We recognize nonrecurring fees amortized over the remaining term of the loan relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (“OID”) related to early loan pay-off or material modification of the specific debt outstanding.

We have loans in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $866,000 and $1.4 million in PIK income in the nine-month periods ended September 30, 2012 and 2011. In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. We had no income from advisory services in the nine-month period ended September 30, 2012.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property. At September 30, 2012, approximately 64.4% our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company (including their intellectual property), 34.9% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 0.7% of portfolio company loans had an equipment only lien.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

The effective yield on our debt investments for the three-month periods ended September 30, 2012 and 2011 was 14.4% and 16.8%, respectively. This yield was lower period over period due to fewer fee accelerations attributed to early payoffs and one-time events during the current year as compared to the prior year. The effective yield excluding payoffs on our debt investments for the three-month periods ended September 30, 2012 and 2011 was 13.9% and 14.3%, respectively. The decline in this rate is due primarily to the repayments of debt investments that had higher effective yields than the debt investments made in the past three to four quarters because of the lower interest rate environment.

The overall weighted average yield to maturity of our loan investments was approximately 12.85% and 12.64% at September 30, 2012 and December 31, 2011, respectively. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

Portfolio Composition

Our portfolio companies are primarily privately held expansion-and established-stage companies in the drug discovery and development, internet consumer and business services, clean technology, software, drug delivery, medical device and equipment, media/content/info, communications and networking, information services, healthcare services, diagnostic, specialty pharmaceuticals, biotechnology tools, surgical devices, consumer and business products, semiconductors, electronics and computer hardware and therapeutic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

As of September 30, 2012, approximately 63.5% of the fair value of our portfolio was composed of investments in five industries: 19.2% was composed of investments in the drug discovery and development industry, 15.6% was composed of investments in the internet consumer and business services industry, 11.0% was composed of investments in the clean technology industry, 9.2% was composed of investments in the software industry and 8.5% was composed of investments in the drug delivery industry.

The following table shows the fair value of our portfolio by industry sector at September 30, 2012 (unaudited) and December 31, 2011:

	September 30, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$148,646	19.2%	$131,428	20.1%
Internet Consumer & Business Services	120,789	15.6%	117,542	18.0%
Clean Technology	85,445	11.0%	64,587	9.9%
Software	71,040	9.2%	27,850	4.3%
Drug Delivery	65,811	8.5%	62,665	9.6%
Medical Device & Equipment	47,077	6.1%	—	0.0%
Media/Content/Info	45,330	5.9%	38,476	5.9%
Communications & Networking	40,175	5.2%	28,618	4.4%
Information Services	37,448	4.8%	45,850	7.0%
Healthcare Services, Other	36,145	4.6%	—	0.0%
Diagnostic	16,650	2.1%	15,158	2.3%
Specialty Pharmaceuticals	12,945	1.7%	39,384	6.0%
Biotechnology Tools	11,596	1.5%	18,693	2.9%
Surgical Devices	11,463	1.5%	11,566	1.8%
Consumer & Business Products	11,391	1.5%	4,186	0.6%
Semiconductors	7,204	0.9%	9,733	1.5%
Electronics & Computer Hardware	5,304	0.7%	1,223	0.2%
Therapeutic	—	0.0%	35,911	5.5%

	$774,459	100.0%	$652,870	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies. As of September 30, 2012 and December 31, 2011, our ten largest portfolio companies represented approximately 36.2% and 37.9%, respectively, of the total fair value of our investments in portfolio companies. At both September 30, 2012 and December 31, 2011, we had seven investments, respectively, that represented 5% or more of our net assets. At September 30, 2012, we had five equity investments representing approximately 67.0% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2011, we had seven equity investments which represented approximately 63.8% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

As of September 30, 2012, over 99.0% of our debt investments were in a senior secured first lien position, and more than 99.0% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR based interest rate floor. Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round at the time of issuance. As of September 30, 2012, we held warrants in 117 portfolio companies, with a fair value of approximately $32.9 million. The fair value of the warrant portfolio has increased by approximately 9.4% as compared to the fair value of the warrant portfolio of $30.0 million at December 31, 2011. The increase was primarily driven by our investment in 20 new portfolio companies in 2012, partially offset by the disposal of 12 portfolio companies held at December 2011. These warrant holdings would require us to invest approximately $77.0 million to exercise such warrants.

Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants which have monetized since inception, we have realized warrant and equity gain multiples in the range of approximately 1.04x to 10.17x based on the historical rate of return on our investments. However, our current warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control.” Generally, under the 1940 Act, we are deemed to “control” a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of us, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more but less than 25% of the voting securities of such company. “Non-control/ non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and nine-months ended September 30, 2012 and September 30, 2011:

(in thousands)	Three months ended September 30, 2012						Nine months ended September 30, 2012
Portfolio Company	Type	Fair Value at September 30, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
E-Band Communications, Corp.	Non-Controlled Affiliate	$1,483	$—	$21	$—	$—	$4	$(1,466)	$—	$—
Gelesis	Non-Controlled Affiliate	1,792	239	92	—	—	683	(799)	—	—

Total		$3,275	$239	$113	$—	$—	$687	$(2,265)	$—	$—

(in thousands)	Three months ended September 30, 2011						Nine months ended September 30, 2011
Portfolio Company	Type	Fair Value at September 30, 2011	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
MaxVision Holding, LLC.	Control	$2,983	$10	$14	$—	$—	$861	$(3,546)	$—	$—
E-Band Communications, Corp.	Non-Controlled Affiliate	—	5	(53)	—	—	9	(3,425)	—	—

Total		$2,983	$15	$(39)	$—	$—	$870	$(6,971)	$—	$—

At September 30, 2012, we did not hold any Control Investments. Our investment in MaxVision Holding, L.L.C., a company that was a Control Investment as of December 31, 2011, was liquidated during the three-months ended September 30, 2012. On July 31, 2012, we received payment of $2.0 million for our total debt investments in Maxvision Holding, L.L.C. Approximately $8.7 million of realized losses and $10.5 million of net change in unrealized appreciation was recognized on this control debt and equity investment during the nine-month period ended September 30, 2012.

Portfolio Grading

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of September 30, 2012 (unaudited) and December 31, 2011, respectively.

	September 30, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	$117,001	16.9%	$104,516	17.8%
2	418,490	60.3%	403,114	68.8%
3	139,344	20.1%	70,388	12.0%
4	16,440	2.4%	6,722	1.2%
5	2,500	0.3%	1,027	0.2%

	$693,775	100.0%	$585,767	100.0%

As of September 30, 2012, our investments had a weighted average investment grading of 2.12 as compared to 2.01 at December 31, 2011. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve. At September 30, 2012, 47 portfolio companies were graded 2, 19 portfolio companies were graded 3, three portfolio companies were graded 4, and two portfolio companies were graded 5 as compared to 43 portfolio companies that were graded 2, 12 portfolio companies that were graded 3, two portfolio companies that were grade 4, and two portfolio companies that were graded 5 at December 31, 2011.

At September 30, 2012, there was one portfolio company on non-accrual status with a fair value of zero. There was one portfolio company on non-accrual status as of December 31, 2011 with a fair value of approximately $1.0 million.

Results of Operations

Comparison of the three and nine-month periods ended September 30, 2012 and 2011

Investment Income

Total investment income for the three and nine-month periods ended September 30, 2012 totaled approximately $23.9 million and $70.1 million, respectively, compared to $18.7 million and $58.7 million for the three and nine-month periods ended September 30, 2011, respectively.

Interest income for the three and nine-month periods ended September 30, 2012 totaled approximately $21.7 million and $63.2 million, respectively, compared to $16.4 million and $50.9 million for the three and nine-month periods ended September 30, 2011, respectively. The increase in interest income is attributable to an increase of loan interest income of approximately $4.9 million and $11.7 million for the three and nine-month periods ended September 30, 2012, respectively. The increase in interest income is attributable to growth in the overall loan portfolio.

Income from commitment, facility and loan related fees for the three and nine-month periods ended September 30, 2012 totaled approximately $2.2 million and $6.9 million, respectively, compared to $2.3 million and $7.7 million for the three and nine-month periods ended September 30, 2011, respectively. The decrease in income from commitment, facility and loan related fees is primarily the result of a decrease in one time fees and amendment revenue of approximately $805,000 and $2.0 million for the three and nine-month periods ended September 30, 2012, respectively, partially offset by an increase in commitment fees and facilities fees of approximately $710,000 and $1.2 million for the three and nine-month periods ended September 30, 2012, respectively.

The following table shows the PIK-related activity for the nine-months ended September 30, 2012 and 2011, at cost:

	Nine months ended September 30,
(in thousands)	2012	2011
Beginning PIK loan balance	$2,041	$3,955
PIK interest capitalized during the period	1,125	1,801
Payments received from PIK loans	—	(3,567)
PIK converted to other securities	—	(440)
Realized Loss	(291)	—

Ending PIK loan balance	$2,875	$1,749

The decrease in payments received from PIK loans and PIK interest capitalized during the nine-months ended September 30, 2012 is due to approximately $1.4 million, $1.0 million, $493,000, $302,000, and $268,000 of PIK collected in conjunction with the sale of our investment in Infologix, Inc. and the early payoffs of IPA Holdings, LLC., Unify Corporation, HighJump Acquisition, LLC., and Velocity Technology Solutions, Inc., respectively, in the nine-months ended September 30, 2011. The decrease in PIK converted to other securities during the nine-months September 30, 2012 is due to approximately $440,000 related to the conversion of MaxVision Holding, LLC. debt to equity in nine-months period ended September 30, 2011.

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. We had no income from advisory services in the three and nine-month periods ended September 30, 2012 and 2011, respectively.

Operating Expenses

Operating expenses, which are comprised of interest and fees on borrowings, general and administrative and employee compensation, totaled approximately $12.6 million and $10.1 million during the three month periods ended September 30, 2012 and 2011, respectively. Operating expenses totaled approximately $35.1 million and $29.9 million during the nine-month periods ended September 30, 2012 and 2011, respectively.

Interest and fees on borrowings totaled approximately $6.1 million and $16.3 million during the three and nine-month periods ended September 30, 2012, respectively, and approximately $4.3 million and $11.3 million during the three and nine-months periods ended September 30, 2011, respectively. The increase is primarily attributed to interest and fee expenses of $1.3 million and $3.8 million during the three and nine-month periods ended September 30, 2012, respectively, related to the $75.0 million of Convertible Senior Notes issued on April 15, 2011 and approximately $1.6 million and $2.3 million during the three and nine-month periods ended September 30, 2012, respectively, related to the $84.5 million of the April 2019 Notes and the $75.0 million of the September 2019 Notes, respectively. Additionally, we incurred approximately $271,000 and $812,000 of non-cash interest expense during the three and nine-month periods ended September 30, 2012, respectively, and $271,000 and $496,000 during the three and nine-month periods ended September 30, 2011 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. Additionally, we recognized accelerations of approximately $457,000 and $416,000 of unamortized fees in connection with the pay down of $24.25 million SBA debentures in February 2012 and $24.75 million in SBA debentures in August 2012, respectively.

We had a weighted average cost of debt comprised of interest and fees of approximately 6.7% at September 30, 2012, as compared to 6.5% during the third quarter of 2011. The increase was primarily attributed to the weighted average cost of debt on the 2019 Notes of 7.5%, which closed in April and September 2012. As of September 30, 2012 the weighted average debt outstanding was approximately $322.2 million.

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, workout and various other expenses. Expenses increased to $2.4 million from $1.7 million for the three month periods ended September 30, 2012 and 2011, respectively. These increases were primarily due to increases of approximately $338,000 and $170,000 for accounting and legal expenses, respectively, for the three month period ended September 30, 2012. Expenses decreased to $6.1 million from $6.2 million for the nine-month periods ended September 30, 2012 and 2011, respectively.

Employee compensation and benefits totaled approximately $2.9 million and $3.3 million during the three month periods ended September 30, 2012 and 2011, respectively, and approximately $9.6 million and $9.9 million during the nine month periods ended September 30, 2012 and 2011, respectively. The decrease was primarily attributable to the reduction in headcount from 56 employees at September 30, 2011 to 52 employees at September 30, 2012. Stock-based compensation totaled approximately $1.1 million and $870,000 during the three-month periods ended September 30, 2012 and 2011, respectively, and approximately $3.1 million and $2.5 million during the nine-month periods ended September 30, 2012 and 2011, respectively. These increases were due primarily to the expense on restricted stock grants of approximately 672,000 shares issued in the first quarter of 2012. See “Financial Condition, Liquidity, and Capital Resources” for disclosure of additional expenses.

Net Investment Income Before Investment Gains and Losses

Net investment income per share was $0.23 for the quarter ended September 30, 2012 compared to $0.20 per share in the quarter ended September 30, 2011, based on 48,749,975 and 43,071,223 weighted average shares outstanding, respectively. Net investment income before investment gains and losses for the three and nine-month periods ended September 30, 2012 totaled approximately $11.4 million and $35.0 million, respectively, as compared to $8.6 million and $28.8 million in the three and nine-month periods ended September 30, 2011, respectively. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three and nine-month periods ended September 30, 2012, we recognized net realized losses of approximately $9.1 million and net realized gains of approximately $2.0 million, respectively, on the portfolio. During the quarter ended September 30, 2012, we recorded realized losses of approximately $8.7 million, $672,000 and $463,000, respectively, from the liquidation of our investments in MaxVision Holding, L.L.C, Zeta Interactive Corporation and Magi.com (pka Hi5 Networks, Inc.), respectively. These losses were partially offset by realized gains in the third quarter related to a milestone payment of approximately $825,000 from Covidien PLC’s acquisition of our portfolio company, BÂRRX Medical, Inc. in the first quarter of 2012. Under the terms of the acquisition agreement, additional milestone payments may be received within sixty days of the eighteen month and second anniversaries of the closing. These milestone payments are subject to performance factors and, therefore, their future receipt cannot be reasonably assured at this time.

During the three and nine-months ended September 30, 2011 the Company recognized total net realized gains of approximately $10.1 million from the sale of common stock in its public portfolio companies and realized losses of approximately $1.6 million and approximately $6.7 million from equity, loan, and warrant investments in portfolio companies that have been liquidated.

A summary of realized gains and losses for the three and nine-month periods ended September 30, 2012 and 2011 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2012	2011	2012	2011
Realized gains	$948	$316	$13,122	$10,580
Realized losses	$(10,039)	$(1,916)	$(11,073)	$(7,151)

Net realized gains (losses)	$(9,091)	$(1,600)	$2,049	$3,429

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors.

The following table itemizes the change in net unrealized appreciation/depreciation of investments for the three and nine-month periods ended September 30, 2012 and 2011:

	Three Months Ending September 30,		Nine Months Ending September 30,
	2012	2011	2012	2011
(in thousands)	Amount	Amount	Amount	Amount
Gross unrealized appreciation on portfolio investments	$15,000	$11,928	$40,531	$41,945
Gross unrealized depreciation on portfolio investments	(23,845)	(11,423)	(56,190)	(38,833)
Reversal of prior period net unrealized appreciation upon a realization	(80)	(3,323)	(11,666)	(13,225)
Reversal of prior period net unrealized depreciation upon a realization	11,503	1,913	12,122	7,519
Citigroup Warrant Participation	(93)	136	16	(229)

Net unrealized appreciation (depreciation) on portfolio investments	$2,485	$(769)	$(15,187)	$(2,823)

During the three month period ended September 30, 2012, we recorded approximately $2.6 million of net unrealized appreciation from our loans, equity and warrant investments. Approximately $3.9 million and $2.0 million is attributed to net unrealized appreciation on equity and warrants, respectively, of which approximately $4.1 million and $457,000 is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

We recorded approximately $3.3 million net unrealized depreciation on our debt investments, partially offset by approximately $6.9 million due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

The following table itemizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by category for the three month period ended September 30, 2012.

	Three Months Ended September 30, 2012
(in millions)	Loans	Equity	Warrants	Other Assets	Total

Collateral based impairments	$(8.7)	$(2.1)	$(1.2)	$—	$(12.0)

Reversals due to Loan Payoffs & Warrant/Equity sales	6.9	4.1	0.4	—	11.4

Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(1.5)	0.6	—	(0.9)
Level 3 Assets	(1.5)	3.4	2.2	—	4.1

Total Fair Value Market/Yield Adjustments	(1.5)	1.9	2.8	—	3.2

Total Unrealized Appreciation/(Depreciation)	$(3.3)	$3.9	$2.0	$—	$2.6

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

During the nine-month period ended September 30, 2012, we recorded approximately $15.2 million of net unrealized depreciation from our loans, equity and warrant investments. Approximately $1.6 million is attributed to net unrealized appreciation on equity investments and approximately $2.3 million is attributed to net unrealized depreciation on warrant investments. Approximately $497,000 million and $6.0 million is due to the reversal of prior period net unrealized appreciation on equity and warrants respectively, upon being realized as a gain. Additionally, we recorded approximately $500,000 of unrealized depreciation attributed to reduced expectations of escrow proceeds previously anticipated to be collected.

We recorded approximately $12.6 million net unrealized depreciation on our debt investments related to fluctuations in current market interest rates.

The following table itemizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by category for the nine-month period ended September 30, 2012.

	Nine Months Ended September 30, 2012
(in millions)	Loans	Equity	Warrants	Other Assets	Total

Collateral based impairments	$(9.3)	$(2.1)	$(1.2)	$—	$(12.6)

Reversals due to Loan Payoffs & Warrant/Equity sales	7.9	(0.5)	(6.0)	(0.5)	0.9

Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(5.7)	2.1	—	(3.6)
Level 3 Assets	(12.6)	9.9	2.8	—	0.1

Total Fair Value Market/Yield Adjustments	(12.6)	4.2	4.9	—	(3.9)

Total Unrealized Appreciation/(Depreciation)	$(14.0)	$1.6	$(2.3)	$(0.5)	$(15.2)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

As of September 30, 2012, the net unrealized appreciation recognized by us was increased by approximately $93,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under Note 4 to the Consolidated Financial Statements.

During the three-month period ended September 30, 2011, we recorded approximately $769,000 of net unrealized depreciation from our loans, warrant and equity investments. During the nine-month period ended September 30, 2011, we recorded approximately $2.8 million of net unrealized depreciation from our loans, warrant and equity investments.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Net Increase in Net Assets Resulting from Operations and Change in Net Assets per Share

For the three and nine-months ended September 30, 2012, the net increase in net assets resulting from operations totaled approximately $4.7 million and $21.9 million, respectively. For the three and nine-months ended September 30, 2011, the net increase in net assets resulting from operations totaled approximately $6.2 million and $29.4 million, respectively. These changes are made up of the items previously described.

Both the basic and fully diluted net change in net assets per common share was $0.09 and $0.44, respectively, for the three and nine-month periods ended September 30, 2012.

Both the basic and fully diluted net change in net assets per common share was $0.14 and $0.67, respectively, for the three and nine-month periods ended September 30, 2011.

Results of Operations

Comparison of periods ended December 31, 2011 and 2010

Investment Income

Interest income totaled approximately $70.3 million and $54.7 million for 2011 and 2010, respectively. Income from commitment, facility and loan related fees totaled approximately $9.5 million 2011, compared with $4.8 million for 2010. The increase in interest income was directly related to an increase in the average investment portfolio outstanding in 2011 than in 2010.

In 2011 and 2010, interest income included approximately $7.4 million and $6.2 million of income from accrued exit fees, respectively. The year over year increase is attributed to an increase in the average investment portfolio outstanding in 2011 than in 2010.

At December 31, 2011 and 2010, we had approximately $10.3 million and $6.6 million of deferred income related to commitment, facility and loan related fees, respectively. The increase in deferred income was attributed to increased investment originations in 2011.

The following table shows the PIK-related activity for the years ended December 31, 2011 and 2010, at cost:

	Twelve months ended December 31,
(in thousands)	2011	2010
Beginning PIK loan balance	$3,955	$2,315
PIK interest capitalized during the period	2,093	3,054
Payments received from PIK loans	(3,567)	(1,084)
PIK converted to other securities	(440)	—
Realized Loss	—	(330)

Ending PIK loan balance	$2,041	$3,955

The increase in payments received from PIK loans during the year ended December 31, 2011 includes $1.5 million of PIK collected in conjunction with the sale of our investment in Infologix, Inc. in the first quarter of 2011.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $40.3 million and $30.1 million during the periods ended December 31, 2011 and 2010, respectively.

Interest and fees totaled approximately $15.9 million and $9.8 million during the periods ended December 31, 2011 and 2010, respectively. This $6.1 million year over year increase is largely attributed to $1.4 million of incremental interest and fee expense due to the increase in SBA debentures from $170.0 million as of December 31, 2010 to $225.0 million as of December 31, 2011 and $4.5 million of interest and fee expenses during the period ended December 31, 2011 related to the $75.0 million of Convertible Senior Notes issued on April 15, 2011. Additionally, we incurred approximately $767,000 of non cash interest expense during the period ended December 31, 2011 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. We had a weighted average cost of debt comprised of interest and fees of approximately 6.23% at December 31, 2011, as compared to 6.27% as of December 31, 2010. The decrease was primarily attributed to the weighted average cost of debt on the senior convertible notes of 8.1% offset by a lower weighted average cost of debt on outstanding SBA debentures at 5.0% in 2011 as compared to 6.1% in 2010.

General and administrative expenses include legal, consulting, accounting fees, printer fees, insurance premiums, rent, workout and various other expenses. Expenses increased to approximately $8.0 million from $7.1 million for the periods ended December 31, 2011 and 2010, respectively, largely due to an increase in accounting and printer fees from approximately $1.0 million to $1.6 million during the same periods, respectively.

Employee compensation and benefits totaled approximately $13.3 million and $10.5 million during the periods ended December 31, 2011 and 2010, respectively. The $2.8 million increase is due to $1.6 million of increases in compensation expense attributable to increases in headcount, executive severance payments and payroll taxes associated with restricted stock vesting and $1.2 million in increases in variable compensation expense. Stock-based compensation totaled approximately $3.1 million and $2.7 million during the periods ended December 31, 2011 and 2010, respectively. This increase is due to the incremental expense attributed to restricted stock grants issued in the first quarter of 2011.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2011 totaled $39.6 million as compared with a net investment income before income tax expense in 2010 of approximately $29.4 million. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2011, we generated realized gains totaling approximately $11.1 million primarily due to the sale of warrants and equity investments in 3 portfolio companies. We recognized realized losses in 2011 of approximately $8.4 million on the disposition of investments in 13 portfolio companies. We recognized realized gains of approximately $4.7 million during the year ended December 31, 2010 primarily due to the sale of warrants and common stock of twelve portfolio companies. We recognized realized losses in 2010 of approximately $31.1 million on the disposition of investments in ten portfolio companies. A summary of realized gains and losses for the years end December 31, 2011 and 2010 is as follows:

	December 31,
(in millions)	2011	2010
Realized gains	$11,092	$4,677
Realized losses	(8,351)	(31,059)

Net realized gains (losses)	$2,741	$(26,382)

During the year ended December 31, 2011 net change in unrealized appreciation totaled approximately $4.6 million from loan, warrant and equity investments. Approximately $9.0 million was due to net unrealized appreciation on debt investments attributable to reversal of unrealized depreciation to realized loss of approximately $5.0 million on one technology debt investment and due to the reversal of unrealized depreciation of approximately $3.1 million on one life science debt investment as a result of improvements at the portfolio company. Approximately $5.8 million of net unrealized depreciation on equity investments during the year ended December 31, 2011, was primarily attributable to the sale of InfoLogix, Inc. resulting in the reversal of $7.7 million of unrealized appreciation on equity investments to realized gains offset by approximately $1.9 million of net appreciation due to net increases in private and public portfolio company valuations. For the year ended December 31, 2010 approximately $ 3.6 million and approximately $500,000 of the net unrealized depreciation was attributable to debt and warrant investments, respectively, and approximately $5.2 million of appreciation that was attributable to equity investments. During the year ended December 31, 2011, net unrealized investment appreciation recognized by the Company was reduced by approximately $217,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under “—Borrowings.”

The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2011 and 2010:

	December 31,
(in thousands)	2011	2010
Gross unrealized appreciation on portfolio investments	$58,980	$40,696
Gross unrealized depreciation on portfolio investments	(49,327)	(64,465)
Reversal of prior period net unrealized appreciation upon a realization event	(13,224)	(3,902)
Reversal of prior period net unrealized depreciation upon a realization event	8,395	29,674
Citigroup Warrant Participation	(217)	(13)

Net unrealized appreciation/(depreciation) on portfolio investments	$4,607	$1,990

For a more detailed discussion, see the discussion set forth under “—Critical Accounting Policies— Valuation of Portfolio Investments.”

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2011 net increase in net assets resulting from operations totaled approximately $46.9 million compared to approximately $5.0 million for the period ended December 31, 2010. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $1.08 and $1.07, respectively, for the year ended December 31, 2011, compared to a basic and fully diluted net income per share of $0.12 and $0.12, respectively, for the year ended December 31, 2010.

Comparison of periods ended December 31, 2010 and 2009

Investment Income

Interest income totaled approximately $54.7 million and $62.2 million for 2010 and 2009, respectively. The decrease in interest income was directly related to a lower average investment portfolio outstanding in 2010 than in 2009. In 2010 and 2009, interest income included approximately $6.2 million and $6.7 million of income from accrued exit fees, respectively. Income from commitment, facility and loan related fees such as amendment fees and pre-payment penalties totaled approximately $4.8 million and $12.1 million for 2010 and 2009, respectively. At December 31, 2010 and 2009, we had approximately $6.6 million and $2.4 million of deferred income related to commitment and facility fees, respectively. The increase in deferred income was attributed to increased investment originations in 2010.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $30.1 million and $31.2 million during the periods ended December 31, 2010 and 2009, respectively.

Interest and fees totaled approximately $9.8 million and $11.3 million during the periods ended December 31, 2010 and 2009, respectively. This $1.5 million year over year decrease is primarily attributable to the interest expense and one time fees incurred in 2009 on the Citigroup Credit Facility that was paid off in full in March of 2009 offset by an increase in interest expense on higher borrowings under our SBA debentures.

General and administrative expenses include legal, consulting and accounting fees, insurance premiums, rent, workout and various other expenses. Expenses decreased to $7.1 million from $7.3 million for the periods ended December 31, 2010 and 2009, respectively, primarily due to lower workout related expenses.

Employee compensation and benefits totaled approximately $10.5 million and $10.7 million during the periods ended December 31, 2010 and 2009, respectively. This decrease is primarily due to a lower bonus accrual during the period ended December 31, 2010 as compared to 2009. Stock-based compensation totaled approximately $2.7 million and $1.9 million during the periods ended December 31, 2010 and 2009, respectively. These increases were due to the higher expense attributed to restricted stock grants issued in the first quarter of 2010.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2010 totaled $29.4 million as compared with a net investment income before income tax expense in 2009 of approximately $43.1 million. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2010, we generated realized gains totaling approximately $4.7 million primarily due to the sale of warrants and common stock of 12 portfolio companies. We recognized realized losses in 2010 of approximately $31.1 million on the disposition of investments in 10 portfolio companies. We recognized realized gains of approximately $3.7 million during the year ended December 31, 2009 primarily due to the sale of warrants and common stock of four portfolio companies. We recognized realized losses in 2009 of approximately $34.5 million on the disposition of investments in 16 portfolio companies. A summary of realized gains and losses for the years end December 31, 2010 and 2009 is as follows:

	December 31,
(in thousands)	2010	2009
Realized gains	$4,677	$3,738
Realized losses	(31,059)	(34,539)

Net realized (losses)	$(26,382)	$(30,801)

For the year ended December 31, 2010, net unrealized appreciation totaled approximately $2.0 million and for the year ended December 31, 2009, net unrealized appreciation totaled approximately $1.3 million. The year to year increase is primarily due to the reversal of unrealized depreciation to realized losses.

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined in good faith by our Board of Directors. During the year ended December 31, 2010, net unrealized investment appreciation recognized by the company was reduced by approximately $13,000 for a warrant participation agreement with Citigroup. For a more detailed discussion, see the discussion set forth under “—Borrowings.” The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2010 and 2009:

	December 31,
(in thousands)	2010	2009
Gross unrealized appreciation on portfolio investments	$40,696	$42,272
Gross unrealized depreciation on portfolio investments	(64,465)	(73,969)
Reversal of prior period net unrealized appreciation upon a realization event	(3,902)	(2,319)
Reversal of prior period net unrealized depreciation upon a realization event	29,674	35,256
Citigroup Warrant Participation	(13)	29

Net unrealized appreciation/(depreciation) on portfolio investments	$1,990	$1,269

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2010 net increase in net assets resulting from operations totaled approximately $5.0 million compared to net income of approximately $13.6 million for the period ended December 31, 2009. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $0.12 and $0.12, respectively, for the year ended December 31, 2010, compared to a basic and fully diluted net income per share of $0.38 and $0.37, respectively, for the year ended December 31, 2009.

Financial Condition, Liquidity, and Capital Resources

Our liquidity and capital resources are derived from our credit facilities, SBA debentures, Convertible Senior Notes, April 2019 Notes, September 2019 Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the rotation of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration and private offerings of securities, by securitizing a portion of our investments or borrowing, including from the SBA through our SBIC subsidiaries.

At September 30, 2012, we had $75.0 million of Convertible Senior Notes payable, $84.5 million of April 2019 Notes, $75.0 million of September 2019 Notes and $200.25 million of SBA debentures payable. We had no borrowings outstanding under either the Wells Facility or the Union Bank Facility. See “—Subsequent Events” below. At December 31, 2011, we had approximately $10.2 million of outstanding borrowings under the Wells Facility, $75.0 million of Convertible Senior Notes payable and $225.0 million SBA debentures payable, and had not issued the April 2019 Notes and September 2019 Notes.

During the nine-months ended September 30, 2012, our operating activities used $88.6 million of cash and cash equivalents, compared to $139.5 million used during the year ended December 31, 2011. The $50.9 million decrease in cash used by operating activities resulted primarily from a reduction of principal payments received on investments of approximately $82.2 million, partially offset by a decrease in purchase of investments of $142.4 million during the nine-month period ended September 30, 2012. During the nine-months ended September 30, 2012, our financing activities provided $131.3 million of cash, compared to $97.2 million provided during the year ended December 31, 2011. This $34.1 million increase in cash provided by financing activities was primarily attributed to net proceeds from the issuance of common stock of $46.6 million and our issuance of the April 2019 Notes and September 2019 Notes of $159.5 million.

As of September 30, 2012, net assets totaled $469.1 million, with a net asset value per share of $9.42. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

In January 2012, we completed a follow-on public offering of 5.0 million shares of common stock for proceeds of approximately $48.05 million, before deducting offering expenses, to us. See “—Subsequent Events” below.

Additionally, we expect to raise additional capital to support our future growth through future equity and debt offerings, and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2012 Annual Shareholder Meeting held on May 30, 2012, our stockholders authorized us, with the approval of our Board of Directors, to sell up to 20% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. The Board of Directors, subject to fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. There can be no assurance that these capital resources will be available.

On July 25, 2012, we approved the extension of the stock repurchase plan as previously approved under the same terms and conditions that allows us to repurchase up to $35.0 million of our common stock. Unless renewed, the stock repurchase plan will expire on February 26, 2013.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of September 30, 2012 our asset coverage ratio under our regulatory requirements as a business development company was 383.8%, excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when including our SBA debentures was 207.0% at September 30, 2012. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage.

Outstanding Borrowings

At September 30, 2012 (unaudited) and December 31, 2011, we had the following borrowing capacity and outstanding amounts:

	September 30, 2012		December 31, 2011
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$55,000	$—
Wells Facility	75,000	—	75,000	10,187
April 2019 Notes	84,490	84,490	—	—
September 2019 Notes(2)	75,000	75,000	—	—
Convertible Senior Notes(3)	75,000	71,165	75,000	70,353
SBA Debentures(4)	225,000	200,250	225,000	225,000

Total	$589,490	$430,905	$430,000	$305,540

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

(3)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $3.8 million at September 30, 2012.
(4)	In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In June 2012, the SBA approved a $24.3 million dollar commitment for HT III. In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees, and $12.75 million priced at 6.38%, including annual fees. In September 2012, the SBA approved a $24.75 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.

We believe that our current cash and cash equivalents, cash generated from operations, and funds available from the credit facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies.

Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of September 30, 2012, we had unfunded commitments of approximately $66.0 million. Approximately $39.5 million of these unfunded debt commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $133.5 million of non-binding term sheets outstanding to 13 new and existing companies, which generally convert to contractual commitments within approximately 45 to 60 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of September 30, 2012:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$430,905	$—	$—	$71,165	$359,740
Operating Lease Obligations(5)	9,146	1,277	2,802	3,025	2,042

Total	$440,051	$1,277	$2,802	$74,190	$361,782

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4.
(3)	Includes $200.25 million in borrowings under the SBA debentures, $84.5 million in aggregate principal amount of the April 2019 Notes, and $75.0 million in aggregate principal amount of the September 2019 Notes. See “—Subsequent Events” below.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $3.8 million at September 30, 2012.
(5)	Long-term facility leases.

The following table shows our contractual obligations as of December 31, 2011:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$305,540	$—	$10,187	$70,353	$225,000
Operating Lease Obligations(5)	8,497	1,244	2,294	2,520	2,439

Total	$314,037	$1,244	$12,481	$72,873	$227,439

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have warrant participation with Citigroup. See “Borrowings.”
(3)	Includes borrowings under the Wells Facility, Union Bank Facility and the SBA debentures. There were no outstanding borrowings under the Union Bank Facility at December 31, 2011.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $4,647 at December 31, 2011.
(5)	Long-term facility leases.

Certain premises are leased under agreements which expire at various dates through October 2018. Total rent expense amounted to approximately $868,000 and $1.1 million for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. HT II has a total of $76.0 million of SBA guaranteed debentures outstanding as of September 30, 2012 and has paid the SBA commitment fees of approximately $1.5 million. As of September 30, 2012, the Company held investments in HT II in 52 companies with a fair value of approximately $162.1 million, accounting for approximately 20.9% of our total portfolio at September 30, 2012.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $74.5 million in HT III as of September 30, 2012, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $124.25 million was outstanding as of September 30, 2012. As of September 30, 2012, HT III has paid commitment fees of approximately $1.5 million. As of September 30, 2012, we held investments in HT III in 32 companies with a fair value of approximately $195.4 million accounting for approximately 25.2% of our total portfolio at September 30, 2012.

There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2012 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on September 19, 2012 were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended September 30, 2012 for HT II was approximately $88.9 million with an average interest rate of approximately 4.83%. The average amount of debentures outstanding for the quarter ended September 30, 2012 for HT III was approximately $110.8 million with an average interest rate of approximately 3.3%.

In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2011, the SBA approved a $25.0 million dollar commitment for HT III.

In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In June 2012, the SBA approved a $24.3 million dollar commitment for HT III.

In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees and $12.75 million priced at 6.38%, including annual fees.

As of September 30, 2012, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA, and a maximum amount of $225.0 million for funds under common control, subject to periodic adjustments by the SBA. In the aggregate, at September 30, 2012 there was $200.25 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, and in September 2012 the SBA approved an additional $24.75 million commitment under HT III, bringing us to the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	September 30 2012	December 31, 2011
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%	$—	$12,000
March 26, 2008	March 1, 2018	6.38%	34,800	58,050
September 24, 2008	September 1, 2018	6.63%	—	13,750
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
September 19, 2012	September 1, 2022	3.05%	24,250	—

Total SBA Debentures			$200,250	$225,000

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, we entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended September 30, 2012, this non-use fee was approximately $112,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term. At September 30, 2012, there were no borrowings outstanding on this facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that we subsequently raise. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at September 30, 2012.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012 we entered into an amendment to the Union Bank Facility which permitted us to issue additional senior notes relating to the offer and sale of our 2019 Notes. On September 17, 2012, we entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, we are permitted to increase our unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended September 30, 2012, this nonuse fee was approximately $70,000.

The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At September 30, 2012, there were no borrowings outstanding on this facility.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of September 30, 2012, the minimum tangible net worth covenant has increased to $356.5 million as a result of the January 2012 follow-on public offering of 5.0 million shares of common stock for net proceeds of approximately $47.2 million. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at September 30, 2012.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, we paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $699,000 as of September 30, 2012 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between December 2012 and January 2017.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of September 30, 2012, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $71.2 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated;

effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

In accounting for the Convertible Senior Notes, we estimated that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes has initially been recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 7.9%.

As of September 30, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of September 30, 2012
Principal amount of debt	$75,000
Original issue discount, net of accretion	(3,835)

Carrying value of debt	$71,165

For the three and nine-months ended September 30, 2012, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

(in thousands)	Three Months Ended September 2012	Nine Months Ended September 2012
Stated interest expense	$1,125	$3,375
Accretion of original issue discount	271	812
Amortization of debt issuance cost	144	433

Total interest expense and fees	$1,540	$4,620

Cash paid for interest expense	$—	$2,250

As of September 30, 2012, we are in compliance with the terms of the indentures governing the Convertible Senior Notes. See Note to our consolidated financial statements for more detail on the Convertible Senior Notes.

2019 Notes Payable

On March 6, 2012, we and U.S. Bank National Association (the “Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, we and the Trustee entered into the First Supplemental Indenture to the Base Indenture (the “Base Indenture”), dated April 17, 2012, relating to our issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, we and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture, dated as of September 24, 2012, relating to our issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

April 2019 Notes

The 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The 2019 Notes will be our direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75.0 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance, LLC.

The Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring our compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.
The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among us and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In July 2012, we reopened our April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated as of September 19, 2012 (the “Underwriting Agreement”) among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the three months and nine-months ended September 30, 2012, the components of interest expense and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

(in thousands)	Three Months Ended September 30, 2012(1)	Nine Months Ended September 30, 2012(1)
Stated interest expense	$1,509	$2,128
Amortization of debt issuance cost	130	179

Total interest expense and fees	$1,639	$2,307

Cash paid for interest expense	$—	$—

(1)	Includes the April 2019 Notes and the September 2019 Notes.

As of September 30, 2012, we are in compliance with the terms of the indenture governing the April 2019 Notes and the September 2019 Notes. See Note 4 to our consolidated financial statements for more detail on the 2019 Notes.

Outstanding Borrowings

At September 30, 2012 (unaudited) and December 31, 2011, we had the following borrowing capacity and outstanding borrowings:

	September 30, 2012		December 31, 2011
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$55,000	$—
Wells Facility	75,000	—	75,000	10,187
April 2019 Notes	84,490	84,490	—	—
September 2019 Notes(2)	75,000	75,000	—	—
Convertible Senior Notes(3)	75,000	71,165	75,000	70,353
SBA Debentures(4)	225,000	200,250	225,000	225,000

Total	$589,490	$430,905	$430,000	$305,540

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.
(3)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $3.8 million at September 30, 2012.
(4)	In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In June 2012, the SBA approved a $24.3 million dollar commitment for HT III. In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees, and $12.75 million priced at 6.38%, including annual fees. In September 2012, the SBA approved a $24.75 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17, 2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24

			$7.64

*	Dividend paid in cash and stock.

On October 26, 2012 the Board of Directors declared a cash dividend of $0.24 per share to be paid on November 21, 2012 to shareholders of record as of November 14, 2012. This dividend represents the Company’s twenty-ninth consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $7.64 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 - 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the tax attributes of our 2012 distributions to stockholders. If we had determined the tax attributes of our distributions year-to-date as of September 30, 2012, approximately 100.0% would be from ordinary income and spillover earnings from 2011.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments.

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures (formerly known as SFAS No. 157, Fair Value Measurements). At September 30, 2012, approximately 85.2% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean technology industries. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate.

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of September 30, 2012. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

Quantitative Information about Level 3 Fair Value Measurements of Debt Investments

Investment Type - Level Three Debt Investments	Fair Value at September 30, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Pharmaceuticals - Debt	$220,641	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	14.0% - 16.8% (2.0%) - 1.5%
		Option Pricing Model(b)	Average Industry Volatility(c) Risk Free Interest Rate	57.62% 0.23% 18.2
Medical Devices - Debt	39,613	Market Comparable Companies	Hypothetical Market Yield Premium	14.1% 0.0% - 1.0%
Technology - Debt	137,473	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	13.3% - 17.9% (1.5%) - 1.0%
Clean Tech - Debt	82,267	Market Comparable Companies	Hypothetical Market Yield Premium	16.46% 0.0% - 1.0%
Lower Middle Market - Debt	213,781	Market Comparable Companies	Hypothetical Market Yield Premium	10.8% - 19.5% 0.0% - 5.0%
		Broker Quote(d)	Price Quotes	90.0% - 99% of par
		Liquidation	Investment Collateral	$1.0 - $5.0 million

Total Level Three Debt Investments	$693,775

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Clean Tech, above, aligns with the Clean Tech Industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the fair value conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.
(d)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

Quantitative Information about Level 3 Fair Value Measurements of Warrants and Equity Investments

Investment Type -	Fair Value at September 30, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
(in thousands)
Level Three Warrant and Equity Investments	$57,603	Market Comparable Companies	EBITDA Multiple(b)	5.6x - 22.1x
			Revenue Multiple(b)	0.6x - 19.6x
			Discount for Lack of Marketability(c)	10.4% - 25.8%

Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility(d)	46.49% - 139.22%
			Risk-Free Interest Rate	0.17% - 0.61%
			Estimated Time to Exit (in months)	12 - 48

Total Level Three Warrant and Equity Investments	$57,603

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean-technology industries at all stages of development. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest which has been accrued to principal as earned. We then apply the valuation methods as set forth below.

We apply a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity-related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition.

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. As of September 30, 2012, we had one portfolio company on non-accrual status with an approximate cost of $347,000 and zero fair value. There was one portfolio company on non-accrual status with an approximate cost of $7.7 million and a fair value of approximately $1.0 million as of December 31, 2011.

Paid-In-Kind and End of Term Income.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $297,000 and $866,000 in PIK income in the three and nine-month periods ended September 30, 2012, respectively. We recorded approximately $285,000 and $1.4 million in the same periods ended September 30, 2011, respectively.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are being amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

Stock-Based Compensation.

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period.

Federal Income Taxes.

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98.2% of our capital gain net income for each one year period ending on October 31. At December 31, 2011, 2010 and 2009, no excise tax was recorded. At December 31, 2008, we recorded a liability for excise tax of approximately $203,000 on income and capital gains of approximately $5.0 million which was distributed in 2009. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities and as such we have adopted this ASU beginning with our quarter ended March 31, 2012. We have increased our disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on our financial position or results of operations.

Departure of Chief Compliance Officer and Secretary

Effective August 20, 2012, H. Scott Harvey’s employment as our Chief Legal Officer, Chief Compliance Officer and Secretary ended, and K. Nicholas Martitsch was appointed as our Associate General Counsel, Chief Compliance Officer and Secretary.

Subsequent Events

Liquidity and Capital Resources

In October 2012, we completed a follow-on public offering of 3.1 million shares of common stock for proceeds of approximately $33.6 million, before deducting offering expenses.

In October 2012, in connection with the recent public offering of $75.0 million in aggregate principal amount of our 7.00% senior unsecured notes due 2019 (the “September 2019 Notes”), which closed on September 24, 2012, the underwriters have exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total size of the offering to $85.9 million.

Dividend Declaration

On October 26, 2012 the Board of Directors declared a cash dividend of $0.24 per share that will be payable on November 21, 2012 to shareholders of record as of November 14, 2012. This dividend represents the Company’s twenty-ninth consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $7.64 per share.

Portfolio Company Developments

In October 2012, our portfolio company Nextwave Pharmaceuticals, reached a definitive agreement to be acquired by Pfizer Inc. (NYSE: PFE). Pfizer is exercising the option to acquire NextWave and will make a payment of $255 million to NextWave shareholders at the close of the deal. NextWave shareholders are eligible to receive additional payments of up to $425 million if certain sales milestones are met.

Closed and Pending Commitments

1. As of October 30, 2012, Hercules has:

a.	Closed commitments of approximately $73.6 million to new and existing portfolio companies, and funded approximately $29.2 million since the close of the third quarter.

b.	Pending commitments (signed non-binding term sheets) of approximately $166.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
January 1- September 30, 2012 Closed Commitments	$376.7
Q4-12 Closed Commitments (as of October 30, 2012)	$73.6
Total year-to-date 2012 Closed Commitments(a)	$450.3
Pending Commitments (as of October 30, 2012)(b)	$166.0
Total year-to-date	$616.3

Notes:

a.	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net investment income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

As of September 30, 2012, approximately 99.3% of our portfolio loans were at variable rates or variable rates with a floor and 0.7% of our loans were at fixed rates. Over time additional investments may be at variable rates. We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. Interest rates on our borrowings are based primarily on LIBOR. Borrowings under our SBA program are fixed at the ten year treasury rate every March and September for borrowings of the preceding nine-months. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in nine-month periods. The rates of borrowings under the various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 2.25% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on September 19, 2012 were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended September 30, 2012 for HT II was approximately $88.9 million with an average interest rate of approximately 4.83%. The average amount of debentures outstanding for the quarter ended September 30, 2012 for HT III was approximately $110.8 million with an average interest rate of approximately 3.3%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. For the three-month period ended September 30, 2012, this non-use fee was approximately $112,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. At September 30, 2012, there was no debt outstanding under the Wells Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility required the payment of an unused fee of 0.50% annually. For the three-month period ended September 30, 2012, this non-use fee was approximately $70,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no outstanding borrowings under this facility at September 30, 2012. On November 2, 2011, we renewed and amended the Union Bank Facility. The other terms of the Union Bank Facility generally remain unchanged, including the stated interest rate. The Union Bank Facility will mature on November 2, 2014, revolving through the first 24 months with a term out provision for the remaining 12 months.

Borrowings under the Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to the our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012.

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012.

The April 2019 Notes and September 2019 Notes will be our direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

Disclosure Controls and Procedures

The Company has established disclosure controls and procedures to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that such information is accumulated and communicated to management of the Company, with the participation of its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

As of December 31, 2011, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer, Chief Financial and Accounting Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934). Based on that evaluation, our Chief Executive Officer, Chief Financial and Accounting Officer have concluded that our disclosure controls and procedures are effective in timely alerting them of material information relating to us that is required to be disclosed by us in the reports we file or submit under the Securities Exchange Act of 1934.

Internal Control Over Financial Reporting

Management’s Annual Report on Internal Control Over Financial Reporting

The Company is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the SEC, internal control over financial reporting is a process designed under the supervision of the Company’s principal executive and principal financial and accounting officer, approved and monitored by the Company’s Board of Directors, and implemented by management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures, that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management of the Company conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“the COSO Framework”). Based on this assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2011.

Attestation Report of the Independent Registered Public Accounting Firm

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm who also audited the Company’s consolidated financial statements, as stated in their report, which is included in this prospectus.

Remediation of Previously Disclosed Material Weakness

As described in Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, the Company identified a material weakness in its internal control over financial reporting. In particular, management became aware of matters where existing controls did not operate effectively to detect manual input errors in calculations used to derive the fair value of some investment portfolio holdings as of the measurement date, thereby impacting reported amounts with respect to investments and net increase (decrease) in unrealized appreciation on investments. The Company initiated a remediation effort during the second quarter of 2011 to address the material weakness. During the remediation effort the Company:

•	added additional reviews of the accuracy of the number of equity security holdings as of the measurement date;

•	added additional reviews of manually input data used in the calculations supporting the fair value of investments as of the measurement date; and

•	added experienced professionals to augment and upgrade its financial staff to address issues of timeliness and completeness in financial reporting.

The Company continued its implementation and assessment of the additional controls during the third and fourth quarters of 2011 and found them to be operating effectively and have concluded as of December 31, 2011, this material weakness has been remediated.

Changes in Internal Control Over Financial Reporting in 2011

As a result of the remediation of the material weakness described above, there were changes in our internal control over financial reporting during the three months ended December 31, 2011, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. There were no other changes in our internal control over financial reporting during the three months ended December 31, 2011, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

BUSINESS

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean-technology industries at all stages of development. We source our investments through our principal office located in Silicon Valley, as well as through additional offices in Boston, MA, Boulder, CO, and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity-backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related companies including clean technology, life science and select lower middle market technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

We also make investments in qualifying small businesses through two wholly-owned, SBIC subsidiaries, HT II and HT III. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. As of September 30, 2012, we held investments in HT II in 52 companies with a fair value of approximately $162.1 million. HT II’s portfolio companies accounted for approximately 20.9% of our total portfolio at September 30, 2012. As of September 30, 2012, we held investments in HT III in 32 companies with a fair value of approximately $195.4 million. HT III’s portfolio accounted for approximately 25.2% of our total portfolio at September 30, 2012.

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, and information systems companies. Within the clean technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets, including the amount of any borrowings for investment purposes, in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and select lower middle market companies. We have focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Corporate History and Offices

We are a Maryland Corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the Small Business Administration, or the SBA, and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. As of January 1, 2006, we have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, Boulder, CO and McLean, VA. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this Registration Statement, and you should not consider that information to be part of this Registration Statement.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Under served by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging growth or expansion stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. In the first nine months of 2012, venture capital-backed companies received, in approximately 2,525 transactions, equity financing in an aggregate amount of approximately $22.8 billion, as reported by Dow Jones VentureSource. In addition, overall, the median round size during the three-month period ended September 30, 2012 was approximately $3.7 million. We believe the number of venture-backed companies receiving financing provides us an opportunity to provide debt financing to these companies. Overall, seed- and first-round deals made up 48% of the deal flow, and later-stage deals made up roughly 52% of the deal flow in the nine-months ended September 30, 2012.

We believe that demand for structured debt financing is currently underserved, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 215 technology-related companies, representing over $3.0 billion in commitments from inception to September 30, 2012, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (generally 12 to 60 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established-stage companies, including select publicly listed companies and select lower middle market companies and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of September 30, 2012, our proprietary SQL-based database system included over 30,100 technology-related companies and over 7,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments and Operations

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to 12 months subject to market conditions.

We expect that our investments will generally range from $1.0 million to $25.0 million. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include an interest-only period of three to 12 months for emerging growth and expansion-stage companies and longer for established-stage companies. Our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from Prime to approximately 13.85% as of September 30, 2012. As of September 30, 2012, 99.3% of our loans were at floating rates or floating rates with a floor and 0.7% of the loans were at fixed rates. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees, commitment fees, success fees, payment-in-kind (“PIK”) provisions or prepayment fees, which we may be required to include in income prior to receipt. We also generate revenue in the form of commitment, facility fees and amendment fees.

In addition, the majority of our investments in venture capital-backed companies structured debt generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to seven years or one to three years after completion of an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

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Structured debt with warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically have maturities of between two and seven years, with full amortization after an interest only period for emerging-growth or expansion-stage companies and longer deferred amortization for select established-stage companies. Our structured debt with warrants generally carry a contractual interest rate between Prime and approximately 14.0% and may include an additional end-of-term payment or PIK. In most cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and will be secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million but may be up to $15.0 million for certain clean technology venture investments, carry a contractual interest rate between Prime and Prime plus 9.0%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of September 30, 2012, we held equity interests in 37 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured debt with warrants	Senior Debt	Equipment Loans	Equity related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Long term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior secured, either first out or last out, or second lien	Senior/First lien	Secured only by underlying equipment	None/unsecured
Covenants	Less restrictive; Mostly financial; Maintenance-based	Generally borrowing base and financial	None	None
Risk Tolerance	Medium/High	Low	High	High
Coupon/Dividend	Cash pay—fixed and floating rate; Payment-in-kind in limited cases	Cash pay—floating or fixed rate	Cash pay-floating or fixed rate and may include Payment-in-kind	Generally none
Customization or Flexibility	More flexible	Little to none	Little to none	Flexible
Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital and private equity-backed technology-related companies, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. As of September 30, 2012, approximately 63.5% of the fair value of our portfolio was composed of investments in five industries: 19.2% was composed of investments in the drug discovery and development industry, 15.6% was composed of investments in the internet consumer and business services industry, 11.0% was composed of investments in the clean technology industry, 9.2% was composed of investments in the software industry and 8.5% was composed of investments in the drug delivery industry.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate to have commitments for their first institutional round of equity financing for early stage companies. Starting in 2008, we shifted our focus to expansion and established-stage companies that have revenues or significant anticipated revenue growth. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of six to twelve months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio companies’ tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants: cross-default, or material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. Our investment origination team, which consists of approximately 30 investment professionals, is headed by our Senior Managing Directors of Technology, Clean Technology, and Life Science, and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into middle market, technology, clean technology, and life science sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of, our proprietary SQL-based database system included over 30,100 technology-related companies and over 7,800 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identify key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Financial Officer, our Chief Credit Officer and the Senior Managing Directors of Technology, Clean Technology and Life Science. The investment committee generally meets weekly and more frequently on an as-needed basis. The Senior Managing Directors abstain from voting with respect to investments they originate.

Documentation

Our documentation group, currently headed by our Associate General Counsel, administers the front-end documentation process for our investments. This group is responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a prospective portfolio company. This group negotiates loan documentation and, subject to the approval of the Associate General Counsel, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer and Chief Credit Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Valuation Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Valuation Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We may incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.

The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2 or maintain it at a grade 3 as the company continues to pursue its business plan.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At September 30, 2012, our investments had a weighted average investment grading of 2.12%.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our eligible portfolio companies. See “Regulation.” This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital and private equity backed technology-related companies. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Employees

As of September 30, 2012, we had 52 employees, including approximately 30 investment and portfolio management professionals, all of whom have extensive experience working on financing transactions for technology-related companies.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of September 30, 2012 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies.

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Anthera Pharmaceuticals Inc.(3)	Senior Debt
25801 Industrial Blvd Suite B Hayward, CA 94545	Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%		$22,799	22,828	22,929

Aveo Pharmaceuticals, Inc.(3)	Senior Debt
75 Sidney Street 4th Floor Cambridge, MA 02139	Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%		$26,500	26,500	27,030

Cempra, Inc.(3)	Senior Debt
6340 Quadrangle Drive, Suite 100 Chapel Hill NC, 27517	Matures December 2015 Interest rate Prime + 6.30% or Floor rate of 9.55%		$10,000	9,827	9,529

Chroma Therapeutics, Ltd.(5)(10)	Senior Debt
93 Milton Park Abington, Oxon OX14 4RY	Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%		$4,727	5,339	3,313

Concert Pharmaceuticals, Inc.(4)	Senior Debt
99 Hayden Avenue, Suite 100 Lexington, MA 02421-7966	Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%		$20,000	19,576	18,520

Coronado BioSciences, Inc.(3)	Senior Debt
24 New England Executive Park, Suite 105 Burlington, MA 01803	Matures March 2016 Interest rate Prime + 6.00% or Floor rate of 9.25%		$15,000	14,684	14,684

Dicerna Pharmaceuticals, Inc.	Senior Debt
480 Arsenal Street, Bldg 1 Suite 120 Watertown, MA 02472	Matures January 2015 Interest rate Prime + 5.75% or Floor rate of 10.15%		$10,136	9,931	9,823
	Senior Debt
	Matures January 2016 Interest rate Prime + 4.75% or Floor rate of 9.25%		$10,000	9,648	9,648

NeurogesX, Inc.(3)	Senior Debt
999 Baker Way Suite 200 San Mateo, CA 94404	Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%		$14,559	14,508	14,295

NextWave Pharmaceuticals, Inc.(4)	Senior Debt
20450 Stevens Creek Boulevard, Suite 150 Cupertino, CA 95014	Matures June 2015 Interest rate Prime + 4.30% or Floor rate of 9.55%		$6,000	5,982	5,862

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Paratek Pharmaceuticals, Inc.	Senior Debt(9)
75 Kneeland Street Boston, MA 02111	Matures upon liqudation Interest rate Fixed 10.00% Beginning September 2012		$45	45	45
	Senior Debt(9)
	Matures upon liqudation Interest rate Fixed 10.00% Beginning September 2012		$36	31	31

Total Paratek Pharmaceuticals, Inc.				76	76

Total Debt Drug Discovery & Development (28.93%)*				138,898	135,708

Bridgewave Communications	Senior Debt
3350 Thomas Road Santa Clara, CA 95054	Matures March 2016 Interest rate Prime + 8.75% or Floor rate of 12.00%		$7,500	6,946	6,778

OpenPeak, Inc.(4)	Senior Debt
5355 Town Center Road, Suite 301 Santa Clara, CA 95054	Matures July 2015 Interest rate Prime + 8.75% or Floor rate of 12.00%		$15,000	14,809	14,959

Pac-West Telecomm, Inc.	Senior Debt
201 Mision Street Suite 720 San Francisco, CA 94105	Matures October 2013 Interest rate Prime + 7.50% or Floor rate of 12.00%		$3,458	3,400	3,320

PeerApp, Inc.(4)	Senior Debt
375 Elliot Street, Suite 150K Newton Upper Falls, MA 02464	Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%		$834	914	914

PointOne, Inc.	Senior Debt
6500 River Place Boulevard Building 2 Suite 200 Austin, TX 78730	Matures April 2015 Interest rate Libor + 9.00% or Floor rate of 11.50%		$7,333	7,195	6,881
	Senior Debt
	Matures September 2015 Interest rate Libor + 9.00% or Floor rate of 11.50%		$356	351	330

Total PointOne, Inc.				7,546	7,211

Total Debt Communications & Networking (7.08%)*				33,615	33,182

Box, Inc.(4)	Senior Debt
4440 El Camino Real Los Altos, CA 94022	Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%		$10,000	9,905	9,424
	Senior Debt
	Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%		$1,165	1,216	1,205
	Senior Debt
	Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%		$20,000	20,064	19,529

Total Box, Inc.				31,184	30,159

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Caplinked	Senior Debt(9)
1500 Rosecrans Avenue, Suite 500 Manhattan Beach, CA 90266	Matures May 2015 Interest rate Fixed 5.00%		$50	50	50

Clickfox, Inc.	Senior Debt
3445 Peachtree Road, Suite 450 Atlanta, GA 30326	Matures November 2015 Interest rate Prime + 8.25% or Floor rate of 11.50%		$8,000	7,213	7,453

EndPlay, Inc.	Senior Debt
5870 W. Jefferson Blvd., Studio H Los Angeles, CA 90016	Matures August 2015 Interest rate Prime + 7.35% or Floor rate 10.6%		$2,000	1,914	1,914

Hillcrest Laboratories, Inc.	Senior Debt
15245 Shady Grove Road, Suite 400 Rockville, MD 20850	Matures July 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%		$4,000	3,909	3,909

JackBe Corporation	Senior Debt
4600 North Park Aveune Suite G1N Chevy Chase, MD 20815	Matures January 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%		$3,000	2,882	2,882

Kxen, Inc.(4)	Senior Debt
201 Mission Street Suit 1950 San Francisco, CA 94105	Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%		$2,590	2,608	2,422

Tada Innovations, Inc.	Senior Debt(9)
5900 Hollis Street, Suite W Emeryville CA, 94608	Matures November 2012 Interest rate Fixed 8.00%		$100	100	100

Total Debt Software (10.42%)*				49,861	48,890

Althea Technologies, Inc.	Senior Debt
11040 Roselle Street San Diego, CA 92121	Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%		$8,364	8,537	8,537

Quatrx Pharmaceuticals Company	Senior Debt(9)
777 East Eisenhower Pkwy, Suite 100 Ann Arbor, MI 48108	Matures March 2014 Interest rate Fixed 8.00%		$1,888	1,888	2,346

Total Debt Specialty Pharmaceuticals (2.32%)*				10,425	10,883

Achronix Semiconductor Corporation	Senior Debt
2953 Bunker Hill Lane, Suite 101 Santa Clara, CA 95054	Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%		$2,034	1,979	1,980

Kovio Inc.	Senior Debt
2865 Zanker Road San Jose, CA 95134	Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%		$1,216	1,195	1,106
	Senior Debt
	Matures March 2015 Interest rate Prime – 3.75% or Floor rate of 9.75%		$2,836	2,782	2,603

Total Kovio Inc.				3,976	3,709

Total Debt Semiconductors (1.20%)*				5,955	5,689

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

AcelRX Pharmaceuticals, Inc.(3)	Senior Debt
575 Chespeake Drive Redwood City, CA 94063	Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$9,097	8,994	8,753
	Senior Debt
	Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$9,097	8,994	8,752

Total AcelRX Pharmaceuticals, Inc.				17,988	17,505

Alexza Pharmaceuticals, Inc.(3)(4)	Senior Debt
2091 Stierlin Court Mountain View, CA 94303	Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%		$6,470	6,772	6,772

BIND Biosciences, Inc.	Senior Debt
325 Vassar St Cambridge, MA 02139	Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%		$3,799	3,744	3,820

Intelliject, Inc.(4)	Senior Debt
111 Virginia St, Suite 405 Richmond, VA 23219	Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 11.00%		$15,000	14,485	14,485

Revance Therapeutics, Inc.	Senior Debt
7555 Gateway Blvd Newark, CA 94560	Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%		$20,248	20,016	19,710

Total Debt Drug Delivery (13.28%)*				63,004	62,292

Ahhha, Inc.(8)	Senior Debt
2000 University Avenue Palo Alto, CA, 94301	Matures January 2015 Interest rate Fixed 10.00%		$350	347	—

Blurb, Inc.	Senior Debt
580 California Street, Suite 300 San Francisco, CA 94104	Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%		$8,000	7,667	7,576

Education Dynamics, LLC	Senior Debt
5 Marine View Plaza, Suite 212 Hoboken, NJ 07030	Matures March 2016 Interest rate LIBOR + 9.50%, PIK Interest 1.50%		$27,500	26,889	26,889

Just.Me, Inc.	Senior Debt
301 Barclay Court Palo Alto, CA 94306	Matures June 2015 Interest rate Prime + 2.50% or Floor rate 5.75%		$600	584	584

Loku, Inc.	Senior Debt(9)
1605 E. 7th Street Austin, TX 78702	Matures June 2013 Interest rate Fixed 6.00%		$100	100	100

NetPlenish, Inc.	Senior Debt
505 Poli Street, Suite 308 Ventura, CA 93001	Matures April 2015 Interest rate Fixed 10.00%		$500	488	456

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Reply! Inc.(4)	Senior Debt
12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583	Matures June 2015 Interest rate Prime + 6.875% or Floor rate of 10.125%		$12,068	11,895	11,718
	Senior Debt
	Matures June 2015 Interest rate Prime + 7.25% or Floor rate of 11.00%		$2,000	1,926	1,926

Total Reply! Inc.				13,821	13,645

Second Rotation, Inc.	Senior Debt
25 Thomson Place, 3rd Floor Boston, MA 02210	Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25%, PIK Interest 2.50%		$6,000	5,966	5,966
	Senior Debt
	Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25%, PIK Interest 1.50%		$2,000	1,927	1,927

Total Second Rotation, Inc.				7,893	7,893

Tectura Corporation	Revolving Line of Credit
411 Borel Avenue Suite 205 San Mateo, CA 94402	Matures July 2013 Interest rate Fixed 11.00%		$16,404	16,419	16,097
	Senior Debt
	Matures December 2014 Interest rate Fixed 13.00%		$6,978	7,776	7,699
	Senior Debt
	Matures April 2013 Interest rate Fixed 13.00%		$1,390	1,471	1,471

Total Tectura Corporation				25,666	25,268

Trulia, Inc.(3)(4)	Senior Debt
116 New Montgomery St Suite 300 San Francisco, CA 94105	Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%		$5,000	4,914	4,567
	Senior Debt
	Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%		$5,000	4,914	4,780

Total Trulia, Inc.				9,828	9,347

Vaultlogix, Inc.	Senior Debt
75 Sylvan Street Danvers, MA 01923	Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%		$7,500	7,620	6,874
	Senior Debt
	Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%		$10,850	10,761	10,025

Total Vaultlogix, Inc.				18,381	16,899

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Votizen, Inc.	Senior Debt(9)
548 Market Street San Francisco, CA 94104	Matures February 2013 Interest rate Fixed 5.00%		$100	100	100

Wavemarket, Inc.(4)	Senior Debt
5980 Horton Street Emeryville, CA 94608	Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%		$10,000	9,814	9,814

Total Debt Internet Consumer & Business Services (25.28%)*				121,578	118,571

Cha Cha Search, Inc.	Senior Debt
14550 Clay Terrace Blvd. Suite 130 Carmel, IN 46032	Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%		$2,912	2,866	2,804

Eccentex Corporation	Senior Debt
6101 W. Centinela Ave, Suite 110 Culver City, CA 90230	Matures May 2015 Interest rate Prime + 7.00% or Floor rate of 10.25%		$1,000	968	968

InXpo, Inc.	Senior Debt
770 N. Halsted Street, Suite 6s Chicago, IL 60642	Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%		$2,550	2,457	2,423

Jab Wireless, Inc.	Senior Debt
400 Inverness Parkway Suite 330 Englewood, CO 80112	Matures August 2016 Interest rate Prime + 5.25% or Floor rate of 6.75%		$25,773	25,459	25,386

RichRelevance, Inc.	Senior Debt
275 Battery Street Suite 1150 San Francisco, CA 94111	Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%		$4,702	4,647	4,534

Total Debt Information Services (7.70%)*				36,397	36,114

Gynesonics, Inc.	Senior Debt
604 5th Avenue, Suite D Redwood City, CA 94063	Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$4,726	4,736	4,798
	Senior Debt(9)
	Matures November 2012 Interest rate Fixed 8.00%		$253	202	202

Total Gynesonics, Inc.				4,938	4,999

Lanx, Inc.	Senior Debt
310 Interlocken Parkway, Suite 120 Broomfield, CO 80021	Matures October 2016 Interest rate Prime + 6.50% or Floor rate of 10.25%		$15,000	14,239	14,239
	Revolving Line of Credit
	Matures October 2015 Interest rate Prime + 5.25% or Floor rate of 9.00%		$5,500	5,287	5,287

Total Lanx, Inc.				19,526	19,526

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Novasys Medical, Inc.	Senior Debt(9)
39684 Eureka Drive Newark, CA 94560	Matures January 2013 Interest rate Fixed 8.00%		$65	63	63
	Senior Debt(9)
	Matures August 2013 Interest rate Fixed 8.00%		$22	20	20

Total Novasys Medical, Inc.				83	83

Optiscan Biomedical, Corp.	Senior Debt
21021 Corsair Blvd. Hayward, CA 94545	Matures December 2013 Interest rate Prime + 8.00% or Floor rate of 11.45%		$8,260	8,747	2,500
	Senior Debt(9)
	Matures April 2013 Interest rate Fixed 8.00%		$288	288	—

Total Optiscan Biomedical, Corp.				9,035	2,500

Oraya Therapeutics, Inc.(4)	Senior Debt(9)
8000 Jarvis Avenue Menlo Park, CA 94560	Matures December 2013 Interest rate Fixed 7.00%		$500	500	500
	Senior Debt
	Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 10.25%		$10,000	9,765	9,563

Total Oraya Therapeutics, Inc.				10,265	10,063

USHIFU, LLC	Senior Debt
801 E. Morehead St., Suite 201 Charlotte, NC 28202	Matures April 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%		$6,000	5,200	5,200

Total Debt Medical Device & Equipment (9.03%)*				49,047	42,371

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Senior Debt
425 Metro Place North, Suite 300 Dublin OH, 43017	Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%		$6,380	6,272	6,314

Tethys Bioscience, Inc.	Senior Debt
5858 Horton Street, Suite 280 Emeryville, CA 94608	Matures December 2015 Interest rate Prime + 8.40% or Floor rate of 11.65%		$10,000	9,852	9,852

Total Debt Diagnostic (3.45%)*				16,124	16,166

deCODE genetics ehf.(5)(10)	Senior Debt
Sturlugata 8, IS-101 Reykjavik, Iceland	Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%		$4,143	4,045	4,128

Labcyte, Inc.	Senior Debt
1190 Borregas Avenue Sunnyvale, CA 94089	Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%		$1,194	1,257	1,257

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

	Senior Debt
	Matures June 2016 Interest rate Prime + 6.70% or Floor rate of 9.95%		$5,000	4,847	4,847

Total Labcyte, Inc.				6,104	6,104

Total Debt Biotechnology Tools (2.18%)*				10,149	10,232

MedCall, LLC	Senior Debt
202 E. Industry Drive Oxford NC, 27565	Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%		$5,038	4,961	4,680
	Senior Debt
	Matures January 2016 Interest rate LIBOR +8.00% or Floor rate of 10.00%		$4,144	4,071	4,071

Total MedCall, LLC				9,031	8,750

Pacific Child & Family Associates, LLC	Senior Debt
216 N. Eighth Street Santa Paula, CA 93060	Matures January 2015 Interest rate LIBOR + 8.00% or Floor rate of 10.50%		$3,511	3,554	3,486
	Revolving Line of Credit
	Matures January 2015 Interest rate LIBOR + 6.50% or Floor rate of 9.00%		$1,500	1,488	1,312
	Senior Debt
	Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.00%, PIK interest 3.75%		$5,900	6,490	6,344

Total Pacific Child & Family Associates, LLC				11,532	11,142

ScriptSave (Medical Security Card Company, LLC)	Senior Debt
4911 E. Broadway, Suite 200 Tucson, AZ 85711	Matures Febuary 2016 Interest rate LIBOR + 8.75% or Floor rate of 11.25%		$16,804	16,568	16,252

Total Debt Health Services, Other (7.70%)*				37,131	36,145

Entrigue Surgical, Inc.	Senior Debt
12672 Silicon Drive, Suite 150 San Antonio, TX 78249	Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%		$2,735	2,684	2,646

Transmedics, Inc.(4)	Senior Debt
200 Minuteman Road, Suite 302 Andover, MA 01810	Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%		$7,660	8,019	8,019

Total Debt Surgical Devices (2.27%)*				10,702	10,665

Westwood One Communications	Senior Debt
40 West 57th Street New York NY, 10019	Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%		$20,606	19,014	18,803

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Women’s Marketing, Inc.	Senior Debt
1221 Post Road East Suite 201 Westport, CT 06880	Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%		$9,681	9,912	9,679
	Senior Debt
	Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%		$8,449	8,304	7,959
	Senior Debt
	Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%		$8,663	8,515	8,160

Total Women’s Marketing, Inc.				26,731	25,797

Total Debt Media/Content/Info (9.51%)*				45,745	44,601

Alphabet Energy, Inc.	Senior Debt
26225 Eden Landing Road, Suite D Hayward, CA 94545	Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%		$962	916	890

American Supercondutor Corporation(3)	Senior Debt
Two Technology Drive Westborough, MA 01581	Matures December 2014 Interest rate Prime + 7.25% or Floor rate of 11.00%		$10,000	9,780	9,780

BrightSource Energy, Inc.	Senior Debt
1999 Harrison Street, Suite 500 Oakland, CA 94612	Matures November 2012 Interest rate Prime + 7.25% or Floor rate of 10.50%		$35,000	34,992	34,992

EcoMotors, Inc.	Senior Debt
17000 Federal Dr., Suite 200 Allen Park, MI 48101	Matures February 2014 Interest rate Prime + 6.10% or Floor rate of 9.35%		$3,297	3,369	3,347

Enphase Energy, Inc.(3)	Senior Debt
1420 North McDowell Blvd. Petaluma, CA 94954	Matures June 2014 Interest rate Prime + 4.40% or Floor rate of 9.00%		$4,335	4,297	4,164

Glori Energy, Inc.	Senior Debt
4315 South Drive Houston, TX 77053	Matures June 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%		$8,000	7,754	7,754

Integrated Photovoltaics, Inc.	Senior Debt
51 Daggett Drive San Jose, CA 95134	Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%		$2,832	2,742	2,668

Propel Biofuels, Inc.	Senior Debt
690 Broadway St Redwood City, CA 94063	Matures September 2013 Interest rate of 11.00%		$770	823	823

SCIenergy, Inc.(4)	Senior Debt
2107 Dwight Way #120 Berkeley, CA 94704	Matures September 2015 Interest rate Prime + 8.75% or Floor rate 12.00%		$5,296	5,012	5,170

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Principal Amount	Cost(2)	Value(3)

Solexel, Inc.	Senior Debt
1530 McCarthy Blvd. Milpitas, CA 95035	Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$4,251	4,235	4,235
	Senior Debt
	Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%		$489	487	487

Total Solexel, Inc.				4,722	4,722

Stion Corporation(4)	Senior Debt
6321 San Ignacio Avenue San Jose, CA 95119	Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%		$8,286	8,170	7,957

Total Debt Clean Tech (17.54%)*				82,577	82,267

Total Debt (147.89%)				711,207	693,775

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Acceleron Pharmaceuticals, Inc.	Common Stock Warrants	0.05%		39	52
149 Sidney Street Cambridge, MA 02139	Preferred Stock Warrants	0.43%	Series A	69	340
	Preferred Stock Warrants	0.11%	Series B	35	63

Total Warrants Acceleron Pharmaceuticals, Inc.				143	456

Anthera Pharmaceuticals Inc.(3)	Common Stock Warrants	0.41%		984	141
25801 Industrial Blvd Suite B Hayward, CA 94545

Cempra, Inc.(3)	Common Stock Warrants	0.19%		187	67
6340 Quadrangle Drive, Suite 100 Chapel Hill NC, 27517

Chroma Therapeutics, Ltd.(5)(10)	Preferred Stock Warrants	0.60%	Series D	490	—
93 Milton Park Abington, Oxon OX14 4RY

Concert Pharmaceuticals, Inc.(4)	Preferred Stock Warrants	0.53%	Series C	367	121
99 Hayden Avenue, Suite 100 Lexington, MA 02421-7966

Coronado Biosciences, Inc.(3)	Common Stock Warrants	0.30%		142	109
24 New England Executive Park, Suite 105 Burlington, MA 01803

Dicerna Pharmaceuticals, Inc.	Common Stock Warrants	0.08%		28	12
480 Arsenal Street, Bldg 1 Suite 120 Watertown, MA 02472	Preferred Stock Warrants	0.80%	Series A	236	128
	Preferred Stock Warrants	1.00%	Series B	311	160

Total Warrants Dicerna Pharmaceuticals, Inc.				575	300

EpiCept Corporation(3)	Common Stock Warrants	0.35%		4	0
777 Old Saw Mill River Road Tarrytown, NY 10591

Horizon Pharma, Inc.(3)	Common Stock Warrants	0.04%		231	0
1033 Skokie Boulevard, Suite 355 Northbrook, IL 60062

Insmed, Incorporated(3)	Common Stock Warrants	1.06%		570	840
9 Deer Park Drive, Suite C Monmouth Junction, NJ 08852

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Merrimack Pharmaceuticals, Inc.(3)	Common Stock Warrants	2.55%		155	1,347
One Kendall Square, Building 700 2nd Floor Cambridge, MA 02139

NeurogesX, Inc.(3)	Common Stock Warrants	5.85%		503	126
999 Baker Way Suite 200 San Mateo, CA 94404

NextWave Pharmaceuticals, Inc.(4)	Preferred Stock Warrants	0.43%	Series A-1	126	370
20450 Stevens Creek Boulevard, Suite 150 Cupertino, CA 95014

PolyMedix, Inc.(3)	Common Stock Warrants	0.59%		480	8
170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087

Portola Pharmaceuticals, Inc.	Preferred Stock Warrants	0.24%	Series B	152	289
270 E Grand Avenue South San Francisco, CA 94080

Total Warrants Drug Discovery & Development (0.89%)*				5,109	4,173

Bridgewave Communications	Preferred Stock Warrants	1.07%	Series 5	753	720
3350 Thomas Road Santa Clara, CA 95054

Intelepeer, Inc.	Preferred Stock Warrants	0.32%	Series C	102	116
2855 Campus Drive, Suite 450 San Mateo, CA 94404

Neonova Holding Company	Preferred Stock Warrants	1.76%	Series A	94	45
1000 Perimeter Park Drive, Suite K Morrisville, NC 27560

OpenPeak, Inc.(4)	Preferred Stock Warrants	0.19%	Series E	149	19
5355 Town Center Road, Suite 301 Santa Clara, CA 95054

Pac-West Telecomm, Inc.	Common Stock Warrants	0.78%		121	—
201 Mision Street Suite 720 San Francisco, CA 94105

PeerApp, Inc.(4)	Preferred Stock Warrants	0.39%	Series B	61	37
375 Elliot Street, Suite 150K Newton Upper Falls, MA 02464

Peerless Network, Inc.	Preferred Stock Warrants	0.43%	Series A	95	265
222 South Riverside Plaza Suite 2730 Chicago, IL 60606

Ping Identity Corporation	Preferred Stock Warrants	0.68%	Series B	52	125
1099 18th Street, Suite 2950 Denver, CO 80202

PointOne, Inc.	Common Stock Warrants	1.49%		131	10
6500 River Place Boulevard Building 2 Suite 200 Austin, TX 78730

Purcell Systems, Inc.	Preferred Stock Warrants	1.19%	Series B	123	147
16125 East Euclid Avenue Spokane, WA 99216

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Stoke, Inc.	Preferred Stock Warrants	0.23%	Series C	53	125
5403 Betsy Ross Dr. Santa Clara, CA 94043	Preferred Stock Warrants	0.11%	Series D	65	52

Total Stoke, Inc.				118	177

Total Warrants Communications & Networking (0.35%)*				1,798	1,660

Atrenta, Inc.	Preferred Stock Warrants	0.94%	Series C	136	779
2077 Gateway Place, Suite 300 San Jose, CA 95110	Preferred Stock Warrants	0.28%	Series D	95	261

Total Atrenta, Inc.				231	1,040

Box, Inc.(4)	Preferred Stock Warrants	0.21%	Series C	117	2,235
4440 El Camino Real	Preferred Stock Warrants	0.29%	Series B	73	3,242
Los Altos, CA 94022	Preferred Stock Warrants	0.07%	Series D-1	194	566

Total Box, Inc.				383	6,043

Braxton Technologies, LLC.	Preferred Stock Warrants	0.63%	Series A	188	—
770 Wooten Road, Suite 105 Colorado Springs, CO 80915

Central Desktop, Inc.	Preferred Stock Warrants	1.91%	Series B	108	258
129 N Hill Ave # 202 Pasadena, CA 91106

Clickfox, Inc.	Preferred Stock Warrants	1.56%	Series B	329	594
3445 Peachtree Road, Suite 450 Atlanta, GA 30326	Preferred Stock Warrants	0.89%	Series C	730	727

Total Clickfox, Inc.				1,059	1,322

Daegis Inc. (pka Unify Corporation)(3)	Common Stock Warrants	4.88%		1,434	62
1420 Rocky Ridge Drive, Suite 380 Roseville CA 95661

Endplay, Inc.	Preferred Stock Warrants	0.56%	Series B	67	34
5870 W. Jefferson Blvd., Studio H Los Angeles, CA 90016

Forescout Technologies, Inc.	Preferred Stock Warrants	0.88%	Series D	99	163
10001 De Anza Blvd., Suite 220 Cupertino, CA 95014

HighRoads, Inc.	Preferred Stock Warrants	0.83%	Series B	44	8
150 Presidential Way Woburn, MA 01801

Hillcrest Laboratories, Inc.	Preferred Stock Warrants	0.75%	Series E	55	23
15245 Shady Grove Road, Suite 400 Rockville, MD 20850

JackBe Corporation	Preferred Stock Warrants	0.13%	Series C	73	73
4600 North Park Aveune Suite G1N Chevy Chase, MD 20815

Kxen, Inc.(4)	Preferred Stock Warrants	0.46%	Series D	47	14
201 Mission Street Suit 1950 San Francisco, CA 94105

Rockyou, Inc.	Preferred Stock Warrants	0.09%	Series B	117	0
208 Utah St Suite 300 San Francisco, CA 94103

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

SugarSync Inc.	Preferred Stock Warrants	0.41%	Series CC	78	139
2121 South El Camino Real #600 San Mateo, CA 94403	Preferred Stock Warrants	0.13%	Series DD	34	35

Total SugarSync Inc.				112	174

Tada Innovations, Inc.	Preferred Stock Warrants	0.44%	Series A	25	30
5900 Hollis Street, Suite W Emeryville CA, 94608

White Sky, Inc.	Preferred Stock Warrants	0.44%	Series B-2	54	4
1825 S. Grant Street Suite 250 San Mateo, CA 94402

WildTangent, Inc.	Preferred Stock Warrants	0.17%	Series 3A	238	84
18578 NE 67th Court, Building 5 Redmond, WA 98052

Total Warrants Software (1.99%)*				4,335	9,332

Luminus Devices, Inc.	Common Stock Warrants	0.10%		601	—
1100 Technology Park Drive Billerica, MA 02821

Shocking Technologies, Inc.	Preferred Stock Warrants	0.26%	Series A-1	63	54
5870 Hellyer Avenue San Jose, CA 95138

Total Warrant Electronics & Computer Hardware (0.01%)*				664	54

Althea Technologies, Inc.	Preferred Stock Warrants	3.16%	Series D	309	758
11040 Roselle Street San Diego, CA 92121

Pacira Pharmaceuticals, Inc.(3)	Common Stock Warrants	0.55%		1,086	1,303
5 Sylvan Way Parsippany, NJ 07054

Quatrx Pharmaceuticals Company	Preferred Stock Warrants	1.25%	Series E	528	—
777 East Eisenhower Pkwy, Suite 100 Ann Arbor, MI 48108

Total Warrants Specialty Pharmaceuticals (0.44%)*				1,923	2,061

IPA Holdings, LLC	Common Stock Warrants	2.26%		275	377
2775 Premiere Parkway, Suite 100 Deluth, GA 30097

Market Force Information, Inc.	Preferred Stock Warrants	0.31%	Series A	24	68
PO Box 270355 Louisville, CO 80027

Seven Networks, Inc.	Preferred Stock Warrants	0.51%	Series C	174	253
2100 Seaport Blvd, Suite 100 Redwood City CA, 94063

Wageworks, Inc.(3)	Common Stock Warrants	0.79%		252	1,953
1100 Park Place 4th Floor San Mateo, CA 94403

Wavemarket, Inc.(4)	Preferred Stock Warrants	0.34%	Series E	106	62
5980 Horton Street Emeryville, CA 94608

Total Warrant Consumer & Business Products (0.58%)*				831	2,713

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Achronix Semiconductor Corporation	Preferred Stock Warrants	0.48%	Series D	160	132
2953 Bunker Hill Lane, Suite 101 Santa Clara, CA 95054

Enpirion, Inc.	Preferred Stock Warrants	0.13%	Series D	157	—
53 Frontage Road, Suite 210 Perryville III Corporate Park Hampton, NJ 08807

iWatt, Inc.	Preferred Stock Warrants	0.22%	Series C	46	19
90 Albright Way Los Gatos, CA 95032-1827	Preferred Stock Warrants	0.78%	Series D	583	379

Total iWatt, Inc.				628	398

Kovio Inc.	Preferred Stock Warrants	0.43%	Series B	92	0
2865 Zanker Road San Jose, CA 95134

Quartics, Inc.	Preferred Stock Warrants	0.04%	Series C	53	—
15241 Laguna Canyon Road, Suite 200 Irvine, CA 92618

Total Warrants Semiconductors (0.11%)*				1,090	530

AcelRX Pharmaceuticals, Inc.(3)	Common Stock Warrants	1.21%		357	252
575 Chespeake Drive Redwood City, CA 94063

Alexza Pharmaceuticals, Inc.(3)(4)	Common Stock Warrants	0.28%		645	17
2091 Stierlin Court Mountain View, CA 94303

BIND Biosciences, Inc.	Preferred Stock Warrants	0.51%	Series C-1	291	503
325 Vassar St Cambridge, MA 02139

Intelliject, Inc.(4)	Preferred Stock Warrants	0.47%	Series B	594	518
111 Virginia St, Suite 405 Richmond, VA 23219

Merrion Pharma, Plc.(3)(5)(10)	Common Stock Warrants	7.96%		211	100
3200 Lake Drive, Citwest Business Campus Dublin 24, Ireland

Revance Therapeutics, Inc.	Preferred Stock Warrants	0.68%	Series D	557	484
7555 Gateway Blvd Newark, CA 94560

Transcept Pharmaceuticals, Inc.(3)	Common Stock Warrants	0.33%		87	66
1003 W. Cutting Blvd, Suite 110 Point Richmond, CA 94804

Total Warrant Drug Delivery (0.41%)*				2,741	1,940

Blurb, Inc.	Preferred Stock Warrants	0.88%	Series B	323	514
580 California Street, Suite 300 San Francisco, CA 94104	Preferred Stock Warrants	0.47%	Series C	636	323

Total Blurb, Inc.				959	838

Cozi Group, Inc.	Preferred Stock Warrants	0.71%	Series A	147	—
506 Second Avenue, Suite 710 Seattle, WA 98104

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Invoke Solutions, Inc.	Common Stock Warrants	0.92%		82	—
375 Totten Pond Road, Suite 400 Waltham, MA 02451

Just.Me, Inc.	Preferred Stock Warrants	0.94%	Series A	20	24
301 Barclay Court Palo Alto, CA 94306

Prism Education Group, Inc.	Preferred Stock Warrants	0.92%	Series B	43	—
233 Needham Street Newton, MA 02464

RazorGator Interactive Group, Inc.	Preferred Stock Warrants	3.41%	Series C	1,224	—
11150 Santa Monica Blvd, Suite 500 Los Angeles, CA 90025

Reply! Inc.(4)	Preferred Stock Warrants	0.83%	Series B	320	670
12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583

Second Rotation, Inc.	Preferred Stock Warrants	0.45%	Series D	93	86
25 Thomson Place, 3rd Floor Boston, MA 02210

Tectura Corporation	Preferred Stock Warrants	0.22%	Series B-1	51	14
411 Borel Avenue Suite 205 San Mateo, CA 94402

Trulia, Inc.(3)(4)	Preferred Stock Warrants	1.47%	Series D	188	574
116 New Montgomery St Suite 300 San Francisco, CA 94105

Total Warrants Internet Consumer & Business Services (0.47%)*				3,127	2,205

Buzznet, Inc.	Preferred Stock Warrants	0.01%	Series B	9	—
6464 Sunset Blvd., Suite 650 Los Angeles, CA 90028

Cha Cha Search, Inc.	Preferred Stock Warrants	0.21%	Series F	58	2
14550 Clay Terrace Blvd. Suite 130 Carmel, IN 46032

Eccentex Corporation	Preferred Stock Warrants	0.35%	Series A	31	4
6101 W. Centinela Ave, Suite 110 Culver City, CA 90230

Intelligent Beauty, Inc.	Preferred Stock Warrants	0.36%	Series B	230	531
2301 Rosecrans Ave., Suite 4100 Manhattan Beach, CA 90245

InXpo, Inc.	Preferred Stock Warrants	0.59%	Series C	98	46
770 N. Halsted Street, Suite 6s Chicago, IL 60642	Preferred Stock Warrants	0.24%	Series C-1	25	25

Total InXpo, Inc.				123	72

Jab Wireless, Inc.	Preferred Stock Warrants	0.78%	Series A	265	412
400 Inverness Parkway Suite 330 Englewood, CO 80112

RichRelevance, Inc.	Preferred Stock Warrants	0.16%	Series D	98	27
275 Battery Street Suite 1150 San Francisco, CA 94111

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Solutionary, Inc.	Preferred Stock Warrants	0.14%	Series E	96	4
9420 Underwood Avenue 3rd Floor Omaha, NE 68114

Total Warrants Information Services (0.22%)*				910	1,051

EKOS Corporation	Preferred Stock Warrants	1.22%	Series C	327	—
11811 North Creek Parkway S. Suite 101 Bothell, WA 98011

Gelesis, Inc.(6)	Preferred Stock Warrants	0.97%	Series A-1	78	103
222 Berkley Street, Suite 1040 Boston, MA 02116

Lanx, Inc.	Preferred Stock Warrants	0.49%	Series C	441	442
310 Interlocken Parkway, Suite 120 Broomfield, CO 80021

Light Science Oncology, Inc.	Preferred Stock Warrants	0.15%	Series B	99	—
15405 SE 37th Street, Suite 100 Bellevue, WA 98006

Novasys Medical, Inc.	Preferred Stock Warrants	0.24%	Series D	131	2
39684 Eureka Drive Newark, CA 94560	Common Stock Warrants	0.05%		2	0

Total Novasys Medial, Inc.				133	2

Optiscan Biomedical, Corp.	Preferred Stock Warrants	1.17%	Series B	680	—
21021 Corsair Blvd. Hayward, CA 94545	Preferred Stock Warrants	1.18%	Series C	390	—

Total Optiscan Biomedical, Corp.				1,069	—

Oraya Therapeutics, Inc.(4)	Preferred Stock Warrants	0.92%	Series C	676	344
8000 Jarvis Avenue Menlo Park, CA 94560	Common Stock Warrants	0.12%		66	66

Total Oraya Therapeutics, Inc.				742	410

USHIFU, LLC	Preferred Stock Warrants	0.46%	Series G	1,178	1,180
801 E. Morehead St., Suite 201 Charlotte, NC 28202

Total Warrants Medical Device & Equipment (0.46%)*				4,067	2,136

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Common Stock Warrants	0.31%		244	370
425 Metro Place North, Suite 300 Dublin OH, 43017

Tethys Bioscience, Inc.	Preferred Stock Warrants	0.64%	Series E	147	114
5858 Horton Street, Suite 280 Emeryville, CA 94608

Total Warrants Diagnostic (0.10%)*				392	484

deCODE genetics ehf.(5)(10)	Preferred Stock Warrants	1.02%	Series A-2	305	303
Sturlugata 8, IS-101 Reykjavik, Iceland

Labcyte, Inc.	Preferred Stock Warrants	0.93%	Series C	323	370
1190 Borregas Avenue Sunnyvale, CA 94089

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

NuGEN Technologies, Inc.	Preferred Stock Warrants	0.94%	Series B	45	145
821 Industrial Road, Unit A San Carlos, CA 94070	Preferred Stock Warrants	0.14%	Series C	33	8

Total NuGEN Technologies, Inc.				78	152

Total Warrants Biotechnology Tools (0.18%)*				706	825

Entrigue Surgical, Inc.	Preferred Stock Warrants	0.49%	Series B	87	33
12672 Silicon Drive, Suite 150 San Antonio, TX 78249

Transmedics, Inc.(4)	Preferred Stock Warrants	0.29%	Series B	225	—
200 Minuteman Road, Suite 302 Andover, MA 01810

Gynesonics, Inc.	Preferred Stock Warrants	0.16%	Series A	18	18
604 5th Avenue, Suite D Redwood City, CA 94063	Preferred Stock Warrants	1.94%	Series C	381	263

				398	281

Total Warrants Surgical Devices (0.07%)*				710	314

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Preferred Stock Warrants	0.27%	Series C	60	216
345 Hudson St. 16th Floor New York, NY 10014

Glam Media, Inc.	Preferred Stock Warrants	0.19%	Series D	482	0
8000 Marina Blvd., Suite 130 Brisbane, CA 94005

Total Warrants Media/Content/Info (0.05%)*				542	216

Alphabet Energy, Inc.	Preferred Stock Warrants	0.43%	Series A	45	89
26225 Eden Landing Road, Suite D Hayward, CA 94545

American Supercondutor Corporation(3)	Common Stock Warrants	0.26%		244	247
Two Technology Drive Westborough, MA 01581

BrightSource Energy, Inc.	Preferred Stock Warrants	0.05%	Series D	675	798
1999 Harrison Street, Suite 500 Oakland, CA 94612

Calera, Inc.	Preferred Stock Warrants	0.17%	Series C	513	188
14600 Winchester Boulevard Los Gatos, CA 95032

EcoMotors, Inc.	Preferred Stock Warrants	1.09%	Series B	308	494
17000 Federal Dr., Suite 200 Allen Park, MI 48101

Enphase Energy, Inc.(3)	Common Stock Warrants	0.09%		102	27
1420 North McDowell Blvd. Petaluma, CA 94954

Fulcrum Bioenergy, Inc.	Preferred Stock Warrants	0.23%	Series C-1	211	210
4900 Hopyard Road Suite 220 Pleasanton, CA 94588

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Glori Energy, Inc.	Preferred Stock Warrants	0.26%	Series C	165	92
4315 South Drive Houston, TX 77053

GreatPoint Energy, Inc.	Preferred Stock Warrants	0.12%	Series D-1	548	4
222 Third Street, Suite 2163 Cambridge, MA 02142

Integrated Photovoltaics, Inc.	Preferred Stock Warrants	1.27%	Series A-1	82	106
51 Daggett Drive San Jose, CA 95134

Lilliputian Systems, Inc.	Preferred Stock Warrants	0.09%	Series AA	106	—
36 Jonspin Road Wilmington, MA 01887	Common Stock Warrants	0.01%		48	—

Total Lilliputian Systems, Inc.				155	—

Propel Biofuels, Inc.	Preferred Stock Warrants	1.52%	Series C	211	318
690 Broadway St Redwood City, CA 94063

SCIenergy, Inc.(4)	Preferred Stock Warrants	0.32%	Series C	361	239
2107 Dwight Way #120 Berkeley, CA 94704

Solexel, Inc.	Preferred Stock Warrants	0.27%	Series B	1,161	17
1530 McCarthy Blvd. Milpitas, CA 95035

Stion Corporation(4)	Preferred Stock Warrants	0.23%	Series E	317	283
6321 San Ignacio Avenue San Jose, CA 95119

Trilliant, Inc.	Preferred Stock Warrants	0.13%	Series A	161	66
1100 Island Drive Redwood City, CA 94065

Total Warrants Clean Tech (0.67%)*				5,261	3,178

Total Warrants (7.01%)				34,204	32,871

Aegerion Pharmaceuticals, Inc.(3)	Common Stock	0.26%		150	1,135
101 Main Street, Suite 1850 Cambridge, MA 02142

Aveo Pharmaceuticals, Inc.(3)	Common Stock	0.38%		842	1,747
75 Sidney Street 4th Floor Cambridge, MA 02139

Dicerna Pharmaceuticals, Inc.	Preferred Stock	0.76%	Series B	503	361
480 Arsenal Street, Bldg 1 Suite 120 Watertown, MA 02472

Inotek Pharmaceuticals Corp.	Preferred Stock	0.10%	Series C	1,500	—
131 Hartwell Ave. Suite 105 Lexington, MA 02421

Merrimack Pharmaceuticals, Inc.(3)	Common Stock	4.62%		2,000	5,126
One Kendall Square, Building 700 2nd Floor Cambridge, MA 02139

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Paratek Pharmaceuticals, Inc.	Preferred Stock	0.63%	Series H	1,005	396
75 Kneeland Street Boston, MA 02111

Total Equity Drug Discovery & Development (1.87%)*				5,999	8,765

Acceleron Pharmaceuticals, Inc.	Preferred Stock	0.09%	Series C	243	203
149 Sidney Street Cambridge, MA 02139	Preferred Stock	0.04%	Series E	98	172
	Preferred Stock	0.02%	Series F	61	76
	Preferred Stock	0.60%	Series B	1,000	903

Total Acceleron Pharmaceuticals, Inc.				1,401	1,353

Merrion Pharma, Plc.(3)(5)(10)	Common Stock	0.11%		9	5
3200 Lake Drive, Citwest Business Campus Dublin 24, Ireland

Transcept Pharmaceuticals, Inc.(3)	Common Stock	0.22%		500	221
1003 W. Cutting Blvd, Suite 110 Point Richmond, CA 94804

Total Equity Drug Delivery (0.33%)*				1,910	1,579

E-band Communications, Corp.(6)	Preferred Stock	1.21%	Series B	2,000	490
10095 Scripps Ranch Ct. Suite A.	Preferred Stock	1.39%	Series C	372	181
San Diego, CA 92131	Preferred Stock	1.81%	Series D	508	287
	Preferred Stock	4.25%	Series E	374	525

Total E-band Communications, Corp.				3,254	1,483

Glowpoint, Inc.(3)	Common Stock	0.44%		102	242
430 Mountain Ave, Suite 301 Murray Hill, NJ 07974

Neonova Holding Company	Preferred Stock	1.96%	Series A	250	246
1000 Perimeter Park Drive, Suite K Morrisville, NC 27560

Peerless Network, Inc.	Preferred Stock	3.19%	Series A	1,000	2,780
222 South Riverside Plaza Suite 2730 Chicago, IL 60606

Stoke, Inc.	Preferred Stock	0.22%	Series E	500	582
5403 Betsy Ross Dr. Santa Clara, CA 94043

Total Equity Communications & Networking (1.14%)*				5,105	5,334

Atrenta, Inc.	Preferred Stock	0.23%	Series D	334	607
2077 Gateway Place, Suite 300 San Jose, CA 95110

Box, Inc.(4)	Preferred Stock	0.42%	Series C	500	5,117
4440 El Camino Real Los Altos, CA 94022	Preferred Stock	0.17%	Series D	500	2,071
	Preferred Stock	0.13%	Series D-1	1,000	1,631
	Preferred Stock	0.24%	Series D-2	2,001	2,892
	Preferred Stock	0.04%	Series E	500	500

Total Box, Inc.				4,501	12,212

Total Equity Software (2.73%)*				4,835	12,819

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Spatial Photonics, Inc.	Preferred Stock	0.68%	Series D	268	—
930 Hamlin Court Sunnyvale, CA 94086

Virident Systems	Preferred Stock	2.22%	Series D	5,000	5,249
500 Yosemite Drive, Suite 108 Milpitas, CA 95035

Total Equity Electronics & Computer Hardware (1.11%)*				5,268	5,249

Quatrx Pharmaceuticals Company	Preferred Stock	0.61%	Series E	750	—
777 East Eisenhower Pkwy, Suite 100 Ann Arbor, MI 48108

Total Equity Specialty Pharmaceuticals (0.00%)*				750	—

Caivis Acquisition Corporation	Common Stock	0.80%	Series A	819	598
104 West 27th Street, Suite 200 New York, NY 10001

Facebook, Inc.(3)	Common Stock	0.03%	Series B	9,558	6,660
1601 Willow Road Menlo Park, CA 94025

IPA Holdings, LLC	Preferred Stock	1.74%	LLC interest	500	552
2775 Premiere Parkway, Suite 100 Deluth, GA 30097

Market Force Information, Inc.	Preferred Stock	0.59%	Series B	500	532
PO Box 270355 Louisville, CO 80027

Wageworks, Inc.(3)	Common Stock	0.07%		250	336
1100 Park Place 4th Floor San Mateo, CA 94403

Total Equity Consumer & Business Products (1.84%)*				11,627	8,678

iWatt, Inc.	Preferred Stock	0.97%	Series E	490	985
90 Albright Way Los Gatos, CA 95032-1827

Total Equity Semiconductors (0.21%)*				490	985

Cozi Group, Inc.	Preferred Stock	0.51%	Series B	177	13
506 Second Avenue, Suite 710 Seattle, WA 98104

RazorGator Interactive Group, Inc.	Preferred Stock	1.37%	Series A	1,000	—
11150 Santa Monica Blvd, Suite 500 Los Angeles, CA 90025

Total Equity Internet Consumer & Business Services (0.00%)*				1,177	13

Buzznet, Inc.	Preferred Stock	0.10%	Series C	250	—
6464 Sunset Blvd., Suite 650 Los Angeles, CA 90028

Good Technologies, Inc. (pka Visto Corporation)	Common Stock	0.17%		603	—
4250 Burton Drive Santa Clara, CA 95054

Portfolio Company	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(8)	Series	Cost(2)	Value(3)

Solutionary, Inc.	Preferred Stock	0.24%	Series A-1	17	210
9420 Underwood Avenue 3rd Floor Omaha, NE 68114	Preferred Stock	0.08%	Series A-2	325	73

Total Solutionary, Inc.				343	283

Total Equity Information Services (0.06%)*				1,196	283

Gelesis, Inc.(6)	Common Stock	2.49%		—	68
222 Berkley Street, Suite 1040	Preferred Stock	2.49%	Series A-1	425	893
Boston, MA 02116	Preferred Stock	2.49%	Series A-2	500	729

Total Gelesis, Inc.				925	1,689

Novasys Medical, Inc.	Preferred Stock	1.69%	Series D-1	1,000	880
39684 Eureka Drive Newark, CA 94560

Optiscan Biomedical, Corp.	Preferred Stock	2.34%	Series B	3,000	—
21021 Corsair Blvd. Hayward, CA 94545	Preferred Stock	0.73%	Series C	655	—

Total Optiscan Biomedical, Corp.				3,655	—

Total Equity Medical Device & Equipment (0.55%)*				5,580	2,569

NuGEN Technologies, Inc.	Preferred Stock	0.87%	Series C	500	540
821 Industrial Road, Unit A San Carlos, CA 94070

Total Equity Biotechnology Tools (0.12%)*				500	540

Transmedics, Inc.(4)	Preferred Stock	0.86%	Series C	300	—
200 Minuteman Road, Suite 302 Andover, MA 01810	Preferred Stock	0.63%	Series B	1,100	—

Total Transmedics, Inc.				1,400	—

Gynesonics, Inc.	Preferred Stock	0.29%	Series B	250	227
604 5th Avenue, Suite D Redwood City, CA 94063	Preferred Stock	0.87%	Series C	282	257

Total Gynesonics, Inc.				532	484

Total Equity Surgical Devices (0.10%)*				1,932	484

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Preferred Stock	0.35%	Series D	1,000	513
345 Hudson St. 16th Floor New York, NY 10014

Total Equity Media/Content/Info (0.11%)*				1,000	513

Total Equity (10.19%)				47,370	47,812

Total Investments (165.09%)				792,782	774,459

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $19,944, $38,763 and $18,819 respectively. The tax cost of investments is $794,938.
(3)	Except for warrants in 20 publicly traded companies and common stock in eight publicly traded companies, all investments are restricted at September 30, 2012 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 25% of the voting securities of the company, or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at September 30, 2012, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004, and as of September 30, 2012. The information for the periods ended December 31, 2009, 2008, 2007, 2006, 2005 and 2004 has been derived from our audited financial statements for these periods, which have been audited by Ernst & Young LLP, our former independent registered public accounting firm. The information for the period ended December 31, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The September 30, 2012 information has been derived from our unaudited financial statements. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2011 is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
December 31, 2012 (as of September 30, 2012, unaudited)	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012 (as of September 30, 2012, unaudited)	—	—	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012 (as of September 30, 2012, unaudited)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
Debentures(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012 (as of September 30, 2012, unaudited)	$76,000,000	$11,967	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Small Business Administration Debentures (HT III)(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012 (as of September 30, 2012, unaudited)	$124,250,000	$7,320	N/A
Convertible Senior Notes
December 31, 2011	$70,352,983	$10,623	$885
December 31, 2012 (as of September 30, 2012, unaudited)	$71,165,083	$12,780	$1,028
April 2019 Notes
December 31, 2012 (as of September 30, 2012, unaudited)	$84,489,500	$10,765	$1,015
September 2019 Notes(7)
December 31, 2012 (as of September 30, 2012 unaudited)	$75,000,000	$12,127	$1,004

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable, except for with respect to the Convertible Senior Notes, April 2019 Notes and September 2019 Notes. The average market value per unit for each of the Convertible Notes, April 2019 Notes and September 2019 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.
(7)	In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of four members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and three who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	49	Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas	59	Director
Joseph W. Chow	59	Director
Allyn C. Woodward, Jr.	71	Director

Executive Officers:
Jessica Baron	38	Vice President of Finance and Chief Financial Officer
Scott Bluestein	34	Chief Credit Officer
Todd Jaquez-Fissori	41	Senior Managing Director and Clean Technology Group Head
K. Nicholas Martitsch	53	Secretary, Associate General Counsel and Chief Compliance Officer
Parag I. Shah	41	Senior Managing Director and Life Sciences Group Head

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board. This provides the Board, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Interested Director

Manuel A. Henriquez is a co-founder of the Company and has been our Chairman and CEO since December 2003 and our President since April 2005. Prior to co-founding the Company, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez serves on the board of directors of two of the Company’s portfolio companies, E-Band Communications Corporation, supplier of ultra high capacity of wireless solutions, and MaxVision LLC, a manufacturer of portable and transportable servers. Also, Mr. Henriquez serves on the board of directors of Charles Armstrong School, an independent elementary and middle school that serves students with language-based learning differences. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Henriquez brings to the Company a unique business expertise and knowledge of financing technology related companies as well as extensive financial and risk assessment abilities. Mr. Henriquez possesses a vast array of knowledge in venture capital financing which assists us in the markets in which we compete. Mr. Henriquez’s years of experience as our Chairman and CEO since co-founding the Company demonstrates his leadership skills that are valuable in his role as our Chairman and CEO.

Independent Directors

Each of the following directors is “independent” under the NYSE rules and are not “interested directors” as defined in Section 2(a)(19) of the 1940 Act.

Robert P. Badavas has served as a director since March 2006. Since January 2012, Mr. Badavas has served as President and Chief Executive Officer of PlumChoice, Inc., a venture backed technology care, software and services company. Mr. Badavas also has served on the board of directors of PlumChoice since November 2010. Previously, Mr. Badavas served as President of Petros Ventures, Inc., a management and advisory services firm. Mr. Badavas was President and Chief Executive Officer of TAC Worldwide, a multi-national, technical workforce management and business services company, from December 2005 through October 2009, and was Executive Vice President and Chief Financial Officer of TAC Worldwide from November 2003 to December 2005. Prior to joining TAC Worldwide, Mr. Badavas was a Partner and Chief Operating Officer of Atlas Venture, an international venture capital firm, from September 2001 to September 2003 and Chief Executive Officer at Cerulean Technology, Inc., a venture capital backed wireless application software company. Since May 2007, Mr. Badavas has served on the board of directors and is chairman of the Audit Committee of Constant Contact, Inc. (NASDAQ: CTCT), a provider of on demand email marketing, event marketing and online survey solutions for small organizations. In addition, Mr. Badavas serves on the board of directors of Bentley University in Waltham, MA where he serves on the Governance, Business & Finance, Investment, and Institutional Advancement Committees. Mr. Badavas also serves on the board of directors of Hellenic College/Holy Cross School of Theology in Brookline, MA where he serves on the Executive Committee of the board as its Treasurer and Chair of the Finance, Real Estate and Investment Committees. Mr. Badavas is Chairman Emeritus of The Learning Center for the Deaf in Framingham, MA and currently serves on the board’s Advancement and Finance Committees. Mr. Badavas is a certified public accountant with nine years of experience at PricewaterhouseCoopers, LLP, an independent registered public accounting firm. Mr. Badavas has completed a program that studied strategies to make corporate boards more effective at the Harvard Business School. Mr. Badavas is active in board of director organizations and regularly attends professional seminars addressing issues of current import to boards of directors. Mr. Badavas is a magna cum laude graduate of Bentley University with a BS in Accounting and Finance.

Through his prior experience as a director, chief executive officer, chief operating officer and chief financial officer, Mr. Badavas brings business expertise, executive leadership experience, finance, and audit skills to his Board service with the Company. Mr. Badavas’ expertise, experience and skills closely align with our operations, and his prior investment experience with venture capital firms and technology companies facilitates an in-depth understanding of our investment business. Mr. Badavas’ expertise and experience also qualify him to serve as Chairman of our Audit Committee and as our audit committee financial expert.

Joseph W. Chow has served as a director since February 2004. Mr. Chow retired in March 2011 as Executive Vice President at State Street Corporation (NYSE: STT), a leading global provider of asset servicing and investment management services to institutional investors, where he was responsible for the development of business strategies for emerging economies. He served on the company’s Asia Pacific and European Executive Boards, as a board director of State Street’s Technology Center in China, and chaired State Street’s Corporate Environmental Sustainability Committee. Previously, having retired from State Street in 2003 and returned in 2004, he assumed the role of Executive Vice President and chief risk and corporate administration officer responsible for Enterprise Risk Management, Compliance, Regulatory Affairs, Basel Capital Accord Implementation, and Community Affairs; he was a member of the Operating Group, the company’s most senior 11-member strategy and policy management committee. Prior to 2003, Mr. Chow was State Street’s Executive Vice President and head of credit and risk policy responsible for corporate-wide risk management, focusing on credit, market, operational, fiduciary, and compliance risks. He chaired the company’s Major Risk Committee, Fiduciary Review Committee, and Securities Finance Risk Management Committee and served as a member of the Asset Liability Management Committee and Financial Policy Committee. Before joining State Street, Mr. Chow worked at Bank of Boston in various international and corporate banking roles from 1981 to 1990 and specialized in the financing of emerging-stage high technology companies. Mr. Chow is a director of the Hong Kong Association of Massachusetts and served on the board of directors of China Universal Asset Management, Inc. in Shanghai, the Greater Boston Chamber of Commerce, and the Asian Community Development Corporation, a not-for-profit community development corporation focused on building affordable housing in Boston. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received a Master in City Planning from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Through his experience as a senior executive of a major financial institution, Mr. Chow brings business expertise, finance and risk assessment skills to his Board service with the Company. Mr. Chow’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments in technology related companies. Mr. Chow’s risk management expertise and credit related experience also qualify him to serve as Chairman of our Valuation Committee.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April 2001 until January 2006 when AHFG was sold to Canaccord, Inc., an independent investment dealer. He previously served as President of AHFG from 1995 to 2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President and Co-founder of the Wellesley, MA office and more recently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. Mr. Woodward is currently the Chairman of the Board of Directors and a member of the Compensation Committee of Lecroy Corporation (NASDAQ: LCRY), a leading provider of oscilloscopes, protocol analyzers and related test and measurement solutions. He is also a former Director of Viewlogic and Cayenne Software, Inc. Mr. Woodward serves on the boards of three private companies and is on the boards of advisors of five venture capital funds. Mr. Woodward holds a Master Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization, is a member of the

Board Leaders Group, and is a member of the National Association of Corporate Directors. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is on the Board of Overseers, a member of the Investment Committee, the Finance Committee and the Private Equity Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Mr. Woodward’s executive and board experience brings extensive business, finance and investment expertise to his Board service with the Company. His experiences with financial services, bank and technology related companies provide a unique perspective on matters involving business, finance and technology. Mr. Woodward’s many board related experiences makes him skilled in leading committees requiring substantive expertise. He is uniquely qualified to lead in the continued development of our Board’s policies regarding compensation and governance best practices by serving as Chairman of our Compensation Committee and Nominating and Corporate Governance Committee and by serving as our Lead Independent Director.

Non-director Executive Officers

Jessica Baron joined our Company in October 2006 as Corporate Controller and was promoted to Vice President of Finance in October 2010. Effective June 1, 2011, our Board appointed Ms. Baron as Vice President of Finance and Interim Chief Financial Officer, and effective March 27, 2012, our Board appointed her as our permanent Chief Financial Officer. During her tenure at Hercules, Ms. Baron has been involved in financial reporting, financial process and systems design and implementation. Prior to joining Hercules, she was served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She also was at PricewaterhouseCoopers LLP in supervisory roles in both its consulting and business assurance divisions from 1997 to 2000. Ms. Baron earned a Bachelor of Arts degree in Human Biology and a Master of Arts degree in Sociology from Stanford University and a Master of Business Administration degree with an emphasis in Finance from the University of California, Berkeley, Haas School of Business. She is a Certified Public Accountant in the state of California.

Scott Bluestein joined our Company in November 2010 as Chief Credit Officer. Mr. Bluestein previously served as founder and partner of Century Tree Capital Management from February 2009 until June 2010. Prior to that, he was managing director at Laurus-Valens Capital Management, a New York based investment firm specializing in providing financing to small and micro cap growth oriented businesses through a combination of secured debt and equity securities, including new investments, portfolio management, and restructurings from June 2003 until February 2010. Previously, Mr. Bluestein worked at UBS Investment Bank, where he was a member of their Financial Institutions Coverage Group focused on the Financial Technology space. Mr. Bluestein serves on the board of directors of one of the Company’s portfolio companies, MaxVision LLC, a manufacturer of portable and transportable servers. Mr. Bluestein received his Bachelor of Business Administration from Emory University.

Todd Jaquez-Fissori joined our Company in November 2009 as Managing Director and was promoted by our Board to the position of Clean Technology Group Head in May 2011. Before joining Hercules Technology in 2009, Mr. Jaquez-Fissori served as a director at TriplePoint Capital from February 2008 to December 2008 and was the general partner in charge of clean technology investing at Siemens Venture Capital from March 2004 to February 2008. Prior to working at Siemens Venture Capital, Mr. Jaquez-Fissori served as a principal at Boulder Ventures from March 2000 to March 2004 and as an analyst at Mayfield from May 1996 to September 1998. Mr. Jaquez-Fissori received a B.A. from Penn State University and an M.B.A. from the University of Pennsylvania Wharton School of Business.

K. Nicholas Martitsch joined the Company in February 2007 as Associate General Counsel. In August 2012, he was appointed Chief Compliance Officer and Secretary. Mr. Martitsch has more than 20 years of experience in the financial services industry as both an attorney and operating executive. Prior to joining Hercules Technology, Mr. Martitsch worked in the fields of mergers and acquisitions and asset-based finance with Goldman Sachs & Co., a leading investment bank, from 1981-1983 and as Senior Counsel at The CIT Group, a leading middle market financing company, from 1993 to 1997. In addition, Mr. Martitsch was general counsel of Dell Financial Services LP, a financing company, from 1997 to 1999, as part of the founding management team of that vendor-finance joint venture between Dell Computer Corporation and The CIT Group. Mr. Martitsch also worked in venture lending and leasing and international finance with Silicon Valley Bank, a leading commercial bank, from 1999 to 2000 and 2002 to 2003. Mr. Martitsch also has experience in private law practice with Brown & Wood (now Sidley Austin LLP) from 1986 to 1998 and Jackson Tufts Cole & Black LLP, focusing on secured transactions, equipment leasing and securitizations, from 1988 to 1993. Between 2003 and 2007, Mr. Martitsch served in various legal and financial capacities at several start-up companies and other financial services companies. Mr. Martitsch holds a B.A. in Philosophy from Princeton University and a J.D. from Washington and Lee University School of Law.

Parag I. Shah joined our Company in November 2004 as Managing Director of Life Sciences and was promoted to Senior Managing Director in June 2006. During March 2008 Mr. Shah was promoted by our Board to the position of Life Science Group Head. Prior to joining Hercules, Mr. Shah served as Managing Director for Biogenesys Capital from April 2004 to November 2004. From April 2000 to April 2004, Mr. Shah was employed by Imperial Bank, where he served as a Senior Vice President in Imperial Bank’s Life Sciences Group, beginning in October 2000, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelor’s degree in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Board of Directors

The number of directors is currently fixed at four directors.

Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the annual meeting of stockholders to be held in 2011, Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2012 and Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2013. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Mr. Woodward’s term expires in 2012, Mr. Henriquez’s term expires in 2013 and Messrs. Badavas and Chow’s terms expire in 2014. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s director compensation program. In 2010, the Compensation Committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent compensation consultant, to provide summary compensation information regarding the compensation to be awarded to the Company’s directors for the fiscal year ended December 31, 2010 (the “2010 Report”). In the 2010 Report, Pearl Meyer made certain recommendations regarding the mix of cash and equity compensation to be offered to the Company’s directors, as well as the types of long-term incentives to be granted to the Company’s directors. The Compensation Committee reviewed the 2010 Report when evaluating the director compensation program for the fiscal year ended December 31, 2010. In connection with the retention, the Compensation Committee determined that Pearl Meyer had the necessary experience, skill and independence to advise the Committee. Pearl Meyer does not provide services to the Company other than under its engagement by the Compensation Committee related to compensation matters. For more information about the compensation information provided by Pearl Meyer, see “Executive Compensation—Compensation Discussion and Analysis” below.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert P. Badavas	$164,000	$53,000	$26,626	$2,933	$243,626
Joseph W. Chow	$159,000	$53,000	$26,626	$2,933	$238,026
Allyn C. Woodward, Jr.(5)	$172,000	—	—	$2,200	$174,200
Manuel A. Henriquez(2)	—	—	—	—	—

(1)	Mr. Badavas, Mr. Chow and Mr. Woodward earned $129,000, 124,000 and 137,000, respectively, and elected to receive an additional retainer fee as 3,314 shares of our common stock in lieu of cash. The total value of the shares issued to Mr. Badavas, Mr. Chow and Mr. Woodward for services in fiscal 2011 was $35,000 each.
(2)	During 2011, the Company granted Mr. Badavas and Mr. Chow a restricted stock award of 5,000 shares each. See the discussion set forth under “2006 Non-Employee Director Plan” below. The amount reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock is measured based on the closing price of our common stock on the date of grant.
(3)	During 2011, the Company granted Mr. Badavas and Mr. Chow a stock option award of 15,000 shares each. See the discussion set forth under “2006 Non-Employee Director Plan”. The amount reflects the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, please refer to Note 7 to the consolidated financial statements.
(4)	Represents dividends paid on unvested restricted stock awards during 2011.
(5)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as Chief Executive Officer of the Company is disclosed in the Summary Compensation Table as set forth herein.

As of December 31, 2011, Messrs. Badavas, Chow and Woodward had outstanding options in the amount of 35,000, 35,000 and 25,000, respectively. As of December 31, 2011, Messrs. Badavas, Chow and Woodward held unvested shares of restricted stock in the amount of 5,000, 5,000 and 1,666, respectively.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $50,000 and the chairperson of each committee receives an additional $15,000 annual fee. Each independent director also receives $2,000 for each Board or committee meeting they attend, whether in person or telephonically. In 2010, we granted each independent director an additional retainer of $35,000, which was distributed as shares of common stock in lieu of cash. Employee directors and non-independent directors do not receive compensation for serving on the Board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board meetings.

Directors do not receive any perquisites or other personal benefits from the Company.

Under current SEC rules and regulations applicable to business development companies (“BDC”), a BDC may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. The Company filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to its non-employee directors, which was approved on October 10, 2007. On June 22, 2010, the Company received approval from the SEC regarding its exemptive relief request permitting its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

On June 21, 2007, the stockholders approved amendments to the 2004 Equity Incentive Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non- Employee Director Plan to 10% of the outstanding shares of the Company’s common stock on the effective date of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of common stock issued or delivered by the Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by directors plays a role in effectively aligning the interests of directors with those of our stockholders and strongly motivates the building of long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each director is required to beneficially own at least three times the individual’s annual retainer fee in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each director has exceeded his respective guideline as of December 31, 2011.

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer, our Chief Financial Officer, our Chief Credit Officer, our Chief Legal Officer, and other officers and employees, and by reviewing materials provided to them and participating in meetings of the Board and its committees.

Corporate Governance Changes in Fiscal Year 2011 and for Fiscal Year 2012

Because our Board is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the listing standards. The Board has approved Corporate Governance Guidelines that provide a framework for the operation of the Board and address key governance practices. The Board has adopted a number of policies to support our values and good corporate governance, including Corporate Governance Guidelines, Board committee charters, Insider Trading Policy, Code of Ethics, Code of Business Conduct and Related Person Transaction Approval Policy.

During fiscal year 2011 and for fiscal year 2012, our Board made the changes to our corporate governance policies and practices, including:

•

We reviewed our Compliance Manual and, with the approval of our Board, made updates to reflect, among other things, rules promulgated by the Securities and Exchange Commission, or the SEC, in connection with the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and informal positions taken by the SEC with respect to the regulation of BDCs.

•

As a result of the rules issued by the SEC, or the Rules, implementing the whistleblower incentive program pursuant to Section 922 of the Dodd-Frank Act, we updated the Company’s Whistleblower Policy to comply with the Rules. The Board has approved the implementation of the updated Whistleblower Policy.

•

As a result of the Company’s ongoing plan to integrate its comprehensive compliance program, we intend in 2012 to conduct training sessions to remind employees of their obligations as employees and officers of the BDC and the specific policies and procedures that have been designed by the Company to reasonably ensure that the Company’s employees are in compliance with federal securities laws and other laws.

In connection with the listing of our common stock on the NYSE in April 2012, we reviewed and confirmed that we are in compliance with the corporate governance listing standards of the NYSE and other applicable NYSE rules and regulations.

Board Leadership Structure

Chairman and Chief Executive Officer

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since our inception in 2005, Mr. Henriquez has served as both Chairman of the Board and Chief Executive Officer.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and Chief Executive Officer. Specifically:

•	three of the four current directors of the Company are independent directors;

•	all of the members of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Valuation Committee are independent directors;

•	the Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	the Board and its committees regularly conduct meetings which specifically include Mr. Henriquez;

•

the Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors; and

•	the Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr., the Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee, currently serves as the Lead Independent Director. The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	has the authority to call meetings of the independent directors;

•	frequently consults with the Chairman and Chief Executive Officer about strategic policies;

•	provides the Chairman and Chief Executive Officer with input regarding Board meetings;

•	serves as a liaison between the Chairman and Chief Executive Officer and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and Chief Executive Officer, coupled with a substantial majority of independent, experienced directors, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board Oversight of Risk

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level.

The Board’s Audit Committee has oversight responsibility not only for financial reporting with respect to the Company’s major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing the Company. In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by our executive compensation program.

Management provides regular updates throughout the year to the Board regarding the management of the risks they oversee at each regular meeting of the Board. Also, the Board receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, through dedicated sessions focusing entirely on corporate strategy, the full Board reviews in detail the Company’s short and long-term strategies, including consideration of significant risks facing the Company and their potential impact.

Director Independence

The NYSE’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board and every member of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent.” Under the NYSE’s listing standards and our Corporate Governance Guidelines, no director will be considered to be independent unless and until our Board affirmatively determines that such director has no direct or indirect material relationship with the Company or our management. Our Board reviews the independence of its members annually.

In determining that Messrs. Badavas, Chow and Woodward are independent, the Board, through the Nominating and Corporate Governance Committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and the Company and its subsidiaries, on the other hand.

Committees of the Board

The Board has established an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. A brief description of each committee is included in this Proxy Statement and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are available on the Investor Relations section of the Company’s website at http://investor.htgc.com/governance.cfm

The table below provides current membership (M) and chairmanship (C) information for each standing Board committee.

Name	Audit	Valuation	Compensation	Nominating and Corporate Governance
Robert P. Badavas	C	M	M	M
Joseph W. Chow	M	C	M	M
Allyn C. Woodward, Jr.	M	M	C	C
Manuel A. Henriquez	—	—	—	—

During 2011, the Board held 32 Board meetings, 21 committee meetings and acted by written consent. All of the directors attended at least 94% of the Board meetings and all of the respective committee meetings on which they serve. Each director makes a diligent effort to attend all Board and committee meetings, as well as the Annual Meeting of Stockholders. Each of the directors attended the Company’s 2011 Annual Meeting of Stockholders in person.

Audit Committee. Our Board has established an Audit Committee. The Audit Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Badavas currently serves as Chairman of the Audit Committee and is an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the last fiscal year, the Audit Committee held eight meetings and acted by written consent.

The Audit Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

evaluating the appointment, compensation and retention of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and its subsidiaries, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•

interacting with the independent auditors, including meet with the independent auditors at least four times during each fiscal year, reviewing and, where necessary, resolving any problems or difficulties the independent auditors may have encountered in connection with the annual audit or otherwise, any management letters provided to the Committee and the Company’s responses;

•

reviewing and discussing with management and independent auditor the Company’s system of internal controls (including any significant deficiencies in the design or operation of those controls which could adversely affect the Company’s ability to record, process, summarize and report financial data), its financial and critical accounting practices, and policies relating to risk assessment and management;

•

receiving and reviewing reports of the independent auditor discussing: (i) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•	reviewing and discussing with management and independent auditor the Company’s annual and quarterly financial statements;

•	reviewing the Company’s earnings press releases, as well as the nature of financial information provided to analysts and rating agencies;

•	reviewing material pending legal proceedings involving the Company and other contingent liabilities;

•

periodically, meeting separately with management (or other personnel responsible for the internal audit function) and with independent auditors to discuss results of examinations of the Company’s internal controls and procedures;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees, consultants or contractors of concerns regarding questionable accounting or accounting matters; and

•	reviewing with the independent auditor any significant audit problems or difficulties and management’s response.

Valuation Committee. Our Board has established a Valuation Committee. The Valuation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Chow currently serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities in accordance with established valuation procedures. The Valuation Committee may utilize the services of an independent valuation firm in determining the fair value of these securities. During the last fiscal year, the Valuation Committee held ten meetings.

The Valuation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

determining the fair value of the Company’s portfolio debt and equity securities and other assets in accordance with the 1940 Act and the valuation policies and procedures adopted by the Board, as amended from time to time, in order to recommend the portfolio valuation to the full Board for approval; and

•

retaining, terminating and determining the compensation for an independent valuation firm and any legal, accounting or other expert or experts to assist in: (i) reviewing the Company’s valuation processes applicable to non-publicly traded companies; (ii) reviewing fair market value calculations as requested from time to time with respect to select companies; and (iii) carrying out the Valuation Committee’s duties and responsibilities.

Compensation Committee. Our Board has established a Compensation Committee. The Compensation Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. During the last fiscal year, the Compensation Committee held three meetings.

The Compensation Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•	assisting the Board in developing and evaluating potential candidates for executive positions (including the Chief Executive Officer) and overseeing the development of executive succession plans;

•

annually, reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer and other executive officer’s total compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance to ensure that it is designed to achieve the objectives of rewarding the Company’s executive officers appropriately for their contributions to corporate growth and profitability and, together with the Company’s Chief Executive Officer, evaluating and approving the compensation of the Company’s other executive officers;

•	annually, determining and approving the compensation paid to the Company’s Chief Executive Officer;

•

annually, reviewing the corporation’s compensation practices and the relationship among risk, risk management and compensation in light of the corporation’s objectives, including its safety and soundness and the avoidance of practices that would encourage excessive risk;

•

periodically, reviewing the Company’s incentive compensation plans and perquisites, make recommendations to the Board regarding the adoption of new employee incentive compensation plans and equity-based plans, and administer the Company’s existing incentive compensation plans and equity-based plans;

•	periodically, reviewing diversity programs;

•	periodically, evaluating the compensation of directors and making recommendations regarding adjustments to such compensation;

•

producing a Committee report on executive compensation for inclusion in the Company’s annual report on Form 10-K or proxy statement for the annual meeting of stockholders in accordance with Item 402 of Regulation S-K;

•

annually reviewing and discussing with Company management the executive compensation disclosure to be included in the Company’s annual report on Form 10-K or the Company’s proxy statement for the annual meeting of stockholders, including the Compensation Discussion and Analysis (“CD&A”) required by Item 402 of Regulation S-K, and subsequent to such review determine whether to recommend to the Board that such disclosure be included;

•	periodically, reviewing and assessing the adequacy of the Compensation Committee charter and submitting any changes to the Board for approval; and

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out the committee’s duties.

Nominating and Corporate Governance Committee. Our Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate to the Board for consideration candidates for election as directors to the Board. During the last fiscal year, the Nominating and Corporate Governance Committee did not hold a meeting. The Nominating and Corporate Governance Committee met in December 2010 to consider candidates for election to the Board for our 2011 annual meeting of stockholders.

The Nominating and Corporate Governance Committee provides assistance to our Board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

identifying individuals qualified to become Board members, consistent with criteria approved by the Board, receiving nominations for such qualified individuals, selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•	recommending to the Board candidates for election to the Board and evaluate the Board in accordance with criteria set forth below or determined as provided below;

•	monitoring Board composition and recommend candidates as necessary to ensure that the number of independent directors serving on the Board satisfies the NYSE and SEC requirements;

•

developing and periodically evaluating initial orientation guidelines and continuing education guidelines for each member of the Board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of the Board;

•	establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating and Corporate Governance Committee for consideration for nomination as a director;

•	recommending to the Board qualified individuals to serve as committee members on the various Board committees;

•

reviewing the Company’s practices and policies with respect to directors, including the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board and the structure of Board meetings and make recommendations to the Board with respect thereto;

•	overseeing the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company;

•	monitoring and making recommendations to the Board on matters of Company policies and practices relating to corporate governance;

•	in concert with the Board, reviewing the Company’s policies with respect to significant issues of corporate public responsibility, including contributions;

•	considering and reporting to the Board any questions of possible conflicts of interest of Board members; and

•	reviewing stockholder proposals regarding corporate governance and making recommendations to the Board.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board;

•	whether or not the nominee is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the

Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the Nominating and Corporate Governance Committee recommends to expand the size of the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and the Board provide suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Consultants may also be engaged to assist in identifying qualified individuals.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact Hercules Technology Growth Capital, Inc.’s Investor Relations department at (650) 289-3060. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Hercules Technology Growth Capital, Inc., c/o Nicholas Martitsch, Secretary and Chief Compliance Officer, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or the Codes, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Chief Compliance Officer. The communication will be forwarded to the chair of the Audit Committee if the Chief Compliance Officer determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Ethics

Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website at http://investor.htgc.com/governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Executive Compensation

Compensation Discussion and Analysis

Overview of the Compensation Program

This section describes the compensation programs for our Chairman and Chief Executive Officer and Chief Financial Officer in fiscal year 2011, our three most highly compensated executive officers employed at the end of fiscal year 2011 and our former named executive officers (defined below). We refer to the individuals collectively as our named executive officers, or NEOs.

Our current NEOs are:

•	Manuel Henriquez, Chairman and Chief Executive Officer;

•	Jessica Baron, Chief Financial Officer;

•	Scott Harvey, Secretary and Chief Legal Officer(3);

•	Parag Shah, Senior Managing Director, Life Science Group Head;

•	Todd Jaquez-Fissori, Managing Director, Technology and Clean Technology Group Head.

Our former NEOs are:

•	David Lund, Former Chief Financial Officer(1)

•	Samir Bhaumik, Former Managing Director(2)

(1)	On May 31, 2011, Mr. Lund resigned from all positions within the Company and its subsidiaries.
(2)	On October 4, 2011, Mr. Bhaumik resigned from all positions within the Company and its subsidiaries.
(3)	On August 6, 2012, and effective as of August 30, 2012, Mr. Harvey resigned from all positions within the Company and its subsidiaries.

On May 31, 2011, David Lund, our former chief financial officer, resigned from all positions within the Company and its subsidiaries. The compensation Mr. Lund received up to his date of departure is reflected in the tabular disclosure following this discussion. On October 4, 2011, Samir Bhaumik, our former managing director, resigned from all positions within the Company and its subsidiaries. The compensation Mr. Bhaumik received up to his date of departure is reflected in the tabular disclosure following this discussion.

Executive Summary

Our compensation programs are intended to align our NEOs’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes. In line with our compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of our annual and long-term performance goals. Our NEOs’ total compensation is comprised of a mix of annual base salary, annual cash bonus based on corporate objectives and executive performance factors and long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

We delivered strong investment portfolio growth and improved credit quality for fiscal year 2011 as seen in the year over year comparison set forth below.

	Fiscal Year 2011 (in thousands)	Fiscal Year 2010 (in thousands)	Change %
Investments	$652.9	$472.0	38.3%
Total Assets	$747.4	$591.2	26.4%
Total Net Assets	$434.0	$412.5	5.2%

In 2011, we delivered the following portfolio highlights:

•	Ended the year with total investment of approximately $652.9 million, an increase of 38.3% year over year and our highest level since inception.

•	Added approximately $630.0 million of gross originations to our portfolio in 2011, bringing total committed capital to $2.7 billion to over 190 companies since commencing originations in 2004.

•	Weighted average loan grade of 2.01 on the portfolio as of December 31, 2011.

Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” for a more detailed description of our fiscal year 2011 results.

Compensation Philosophy

The compensation and benefit programs of the Company adopted by our Compensation Committee are designed with the goal of providing compensation that is fair, reasonable and competitive and are intended to help us align the compensation paid to our NEOs with both our short-term and long-term objectives. The Compensation Committee reviews various metrics when determining compensation for the executive officers. The Compensation Committee does not use specific metrics for the compensation of our Chief Executive Officer in accordance with the 1940 Act.

The key elements of our compensation philosophy include:

•	designing compensation programs that enable us to attract and retain the best talent in the industries in which we compete;

•	using long-term equity retention and incentive awards to align employee and stockholder interests;

•	aligning executive compensation packages with the Company’s performance; and

•	ensuring that our compensation program complies with the requirements of the 1940 Act.

We have designed compensation programs based on the following:

•

Achievement of Corporate Objectives and Executive Performance Factors—We believe that the best way to align compensation with the interests of our stockholders is to link executive compensation with individual performance and contribution along with the achievements of certain corporate objectives. The Compensation Committee determines executive compensation consistent with the achievement of certain corporate objectives and executive performance factors that have been established to achieve short-term and long-term objectives of the Company.

•

Discretionary Annual Bonus Pool—Over the course of the year, the Compensation Committee, together with input from our Chief Executive Officer, develops a range of amounts likely to be available for the discretionary annual cash bonus pool. The range for this bonus pool is dependent upon the Company’s current financial outlook and executive performance contributing to achieving our corporate objectives, does not utilize specified targets and is subject to the sole discretion of the Compensation Committee. This range is further refined during our third and fourth fiscal quarters into a specified pool to be used for discretionary annual cash bonuses for our NEOs. If executive performance exceeds expectation and performance goals established during the year, compensation levels for the NEOs may exceed the specified pool amount at the discretion of our Compensation Committee. If executive performance falls below expectations, compensation levels may fall below the specified pool amount.

•

Competitiveness and Market Alignment—Our compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for investment professionals and to be sufficient to attract and retain the best talent for top performers within the industries in which we compete. We compete for talent with venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies including certain specialized commercial banks. Thus, we believe that our employee compensation benefit plans should be designed to be competitive in the businesses in which we compete sufficient to attract and retain talent. Our benefit programs, which include general health and welfare benefits, consisting of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan, are designed to provide competitive benefits and are not based on performance. As part of its annual review process, the Compensation Committee reviews the competitiveness of the Company’s current compensation levels of its NEOs relative to that of our comparative group companies identified herein with a third-party compensation consultant.

•

Alignment with Requirements of the 1940 Act—Our compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining an incentive stock option award plan and a profit sharing arrangement simultaneously. As a result, if a BDC has an incentive stock option award plan, such as we do, it is prohibited from using specific performance measurements commonly utilized by non-BDC companies as a form of compensation or a profit sharing arrangement, such as a carried interest formula, a common form of compensation in the private equity industry. These limitations and other similar restrictions imposed by the 1940 Act limit the compensation arrangements that we can utilize in order to attract and retain our NEOs.

Components of Total Compensation

The Compensation Committee determined that the compensation packages for 2011 for our NEOs should consist of the following three key components:

•	annual base salary;

•	annual cash bonus based on corporate objectives and executive performance factors; and

•	long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

Annual Base Salary

The annual base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our goals and objectives. While our NEOs’ initial base salaries are determined by an assessment of competitive market levels for comparable experience and responsibilities, the performance factors used in determining changes in base salary include individual performance, changes in role and/or responsibility and changes in the market environment.

Annual Cash Bonus

The annual cash bonus is designed to reward our NEOs that have achieved certain corporate objectives and executive performance factors. The amount of the annual cash bonus is determined by the Compensation Committee on a discretionary basis and is dependent on the achievement of certain executive performance factors, as described herein under the heading “Assessment of Corporate Performance” during the year. The Compensation Committee established these performance factors because it believes they are related to our achievement of both short-term and long-term corporate objectives and the creation of stockholder value.

Long-Term Equity Incentive and Retention Awards

The Compensation Committee’s principal goals in awarding incentive stock options and/or restricted stock are to retain executive officers as well as align each NEO’s interests with our success and the long-term financial interests of its stockholders by linking a portion of the NEO’s compensation with the performance of the

Company and the value delivered to stockholders. The Compensation Committee evaluates a number of criteria, including the past service of each NEO, the present and potential performance contributions of such NEO to our success, years of service, position, and such other factors as the Compensation Committee believes to be relevant in connection with accomplishing the purposes of the long-term goals of the Company. The Compensation Committee neither assigns a formula, nor assigns specific weights to any of these factors when making its determination of the NEOs’ long-term incentive awards. The Compensation Committee awards incentive stock options and/or restricted stock on a subjective basis, and such awards depend in each case on the performance of the NEO under consideration, and in the case of new hires, on their potential performance.

Option awards under the 2004 Equity Incentive Plan are generally awarded upon initial employment and on an annual basis thereafter. Options generally vest, subject to continued employment, one-third after one year of the date of grant and ratably over the succeeding 24 months. Options are granted as incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the extent permitted, with the remainder granted as nonqualified stock options.

In May 2007, we received SEC exemptive relief, and our stockholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, permitting us to grant restricted stock awards. Restricted stock awards granted under the 2004 Equity Incentive Plan were previously awarded annually and vest subject to continued employment one fourth each year over a four year period beginning with the first anniversary of such grant. In 2011, restricted stock awards vest subject to continued employment one-fourth on the one year anniversary of the date of grant and ratably over the succeeding 36 months.

The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan to 10% of the outstanding shares of our stock on the effective date of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of stock issued or delivered by our Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. The approved amendments further specify that no one person will be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Equity Incentive Plan. Further, the amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors and executive officers, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 20% of our outstanding voting securities. Eligibility includes all of our NEOs. Each grant of restricted stock under the 2004 Equity Incentive Plan to our NEOs will contain such terms and conditions, including consideration and vesting, as our Board deems appropriate and as allowed for within the provisions of the 2004 Equity Incentive Plan. We believe that by having two forms of long term equity incentive rewards we are able to reward stockholder value creation in different ways. Stock options have exercise prices equal to the market price of our common stock on the date of the grant and reward employees only if our stock price increases. Restricted stock, although affected by both stock price increases and decreases, maintains value during periods of market volatility. On June 1, 2011, our stockholders approved an increase in the number of authorized shares under the 2004 Equity Incentive Plan pursuant to which we are authorized to issue 8,000,000 shares of common stock under the 2004 Equity Incentive Plan.

Benefits and Perquisites

Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefit program is designed to provide competitive benefits and is not based on performance. Other than the benefits described below, our NEOs do not receive any other benefits, including retirement benefits, or perquisites from the Company. Our NEOs and other full-time employees receive general health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2011, our 401(k) plan provided for a match of contributions by the Company for up to $6,500 per full-time employee.

Tax and Accounting Implications

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan in accordance with the requirements of FASB ASC Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, the Compensation Committee considers the income tax consequences to the Company of its compensation policies and procedures. In particular, the Compensation Committee considers Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO. The Compensation Committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the Company’s capability to take an immediate compensation expense deduction. The Board believes that the best interests of the Company and its stockholders are served by executive compensation programs that encourage and promote the Company’s principal compensation philosophy, enhancement of stockholder value, and permit the Compensation Committee to exercise discretion in the design and implementation of compensation packages. Accordingly, the Company may from time to time pay compensation to its NEOs that may not be fully tax deductible, including certain bonuses and restricted stock. Stock options granted under our stock plan are intended to qualify as performance-based compensation under Section 162(m) and are generally fully deductible. We will continue to review the Company’s executive compensation plans periodically to determine what changes, if any, should be made as a result of the limitation on deductibility.

Establishing Compensation Levels

Role of the Compensation Committee

The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, independent directors as defined by the NYSE rules, and are not “interested persons” of our Company, as defined by Section 2(a)(19) of the 1940 Act. The Compensation Committee currently consists of Messrs. Woodward, Badavas and Chow.

The Compensation Committee operates pursuant to a charter that sets forth the mission of the Compensation Committee and its specific goals and responsibilities. A key component of the Compensation Committee’s goals and responsibilities is to evaluate and make recommendations to the Board regarding the compensation of the NEOs of the Company, and to review their performance relative to their compensation to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed above. In addition, the Compensation Committee evaluates and makes recommendations to the Board regarding the compensation of the directors for their services. Annually, the Compensation Committee:

(i)	reviews and approves corporate goals and objectives relevant to the NEOs’ total compensation, evaluates the Chief Executive Officer’s performance to ensure that the compensation program is designed to achieve the objective of rewarding our Chief Executive Officer appropriately for his contributions to corporate performance;

(ii)	reviews the Chief Executive Officer’s evaluation of the other NEOs’ performance to ensure that the compensation program is designed to achieve the objectives of rewarding our other NEOs appropriately for their contributions to corporate performance;

(iii)	determines and approves the compensation paid to the Company’s Chief Executive Officer; and

(iv)	together with our Chief Executive Officer’s input, reviews and approves the compensation of the other NEOs.

Periodically, the Compensation Committee reviews our incentive compensation plans and perquisites, if any, to ensure that such plans are consistent with our goals and corporate objectives and appropriately align our NEOs’ interests with those of the Company’s stockholders and makes recommendations to the Board regarding adoption of new employee incentive compensation plans and equity-based plans. The Compensation Committee administers our stock incentive arrangements with our NEOs. The Compensation Committee may not delegate its responsibilities discussed above.

Role of Management

The key member of management involved in the compensation process is our Chief Executive Officer, Manuel Henriquez. Mr. Henriquez identifies and proposes certain corporate and executive performance factors that have been established to achieve short-term and long-term corporate objectives that are used by the Compensation Committee to determine total compensation. Over the course of the year, our Chief Executive Officer provides inputs to the Compensation Committee with his recommendations for the funding level for our discretionary annual cash bonus pool as it applies to our NEOs. These recommendations are based upon his evaluation of our current financial outlook and the performance of our NEOs, including their contributions to achieving our short-term and long-term corporate objectives as they relate to each NEO’s specific roles and responsibilities within our Company. Mr. Henriquez’s recommendations are presented to the Compensation Committee for their review and approval. Mr. Henriquez is not a member of the Compensation Committee and is not involved in the deliberations of the Compensation Committee.

The Compensation Committee makes all decisions with respect to compensation of all of our NEOs, including the allocation between long-term and current compensation, subject to review by the full Board. Our Compensation Committee meets outside of the presence of our Chief Executive Officer when reviewing and determining his compensation.

Role of the Compensation Consultant

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s executive compensation programs. In latter part of 2010, the Compensation Committee engaged Pearl Meyer, an independent compensation consultant, to provide summary compensation information regarding the compensation to be awarded to the Company’s executive officers for the fiscal year ended December 31, 2010 (the “2010 Report”). Pearl Meyer also assisted the Company with the definition of its executive compensation strategy, provided market benchmark information, supported the design of incentive compensation plans and provided regulatory and governance guidance. In connection with the retention, the

Compensation Committee determined that Pearl Meyer had the necessary experience, skill and independence to advise the Committee. Pearl Meyer does not provide services to the Company other than under its engagement by the Compensation Committee related to compensation matters. Pearl Meyer received approximately $21,000 for the 2010 Report and its related services and does not provide any other services to the Company other than the assessment of director compensation discussed under “Management—Compensation of Directors” above.

The Compensation Committee reviewed the 2010 Report when evaluating the Company’s executive compensation program for the fiscal year ended December 31, 2010. Given the Company’s complex business requiring investment professionals with specialized knowledge and experience, coupled with the fact that many of the Company’s direct competitors for such talent are venture capital funds, venture debt funds or private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks, specific compensation information with respect to the Company’s direct competitors typically is not publicly available. The compensation consultant, together with inputs from the Chief Executive Officer and the Compensation Committee, developed a list of comparative group companies, primarily other BDCs, based on market size, industries, geographic regions and other factors to be used for compensation and financial analyses. The compensation consultant incorporated data from the comparative group companies as well as supplemental data from broader market survey sources that focused on the venture capital and private equity industries as part of its analysis. Through this process, the Compensation Committee benchmarks the Company’s compensation for NEOs, including the CEO, to competitive market data. The Compensation Committee considered the 2010 Report and the referenced surveys and the comparative group companies as one factor in determining compensation for our NEOs.

The comparative group utilized by Pearl Meyer in its 2010 Report included ten internally managed companies, six of which are BDCs. The Compensation Committee primarily looked to the comparative group companies to perform compensation comparisons. Comparative group companies included the following:

American Capital, Ltd.	Triangle Capital Corporation
Main Street Capital Corporation	Harris & Harris Group, Inc.
SVB Financial Group	Redwood Trust, Inc.
Bridge Capital Holdings	Kohlberg Capital Corporation
MCG Capital Corporation	Safeguard Scientifics Inc.

Many of our direct competitors for talent are private partnerships without external financial reporting requirements. As a result, specific compensation with respect to most competitors typically is not publicly available. The Compensation Committee utilized the information contained in and the recommendations provided by Pearl Meyer in the 2010 Report when evaluating the Company’s executive compensation program for the fiscal year ended December 31, 2011.

Company Compensation Policies

The Compensation Committee reviews performance factors which relate to achieving corporate objectives when approving the compensation provided to our NEOs. Compensation levels for NEOs are determined based on their performance and the achievement of certain corporate objectives and executive performance factors that have been established to achieve our short-term and long-term corporate objectives. In approving the individual compensation for the Company’s NEOs, the Compensation Committee considers the total compensation to be awarded to each NEO and exercises discretion in approving the portion allocated to the various performance factors of total compensation. We believe that the focus on total compensation provides the ability to align compensation decisions with short-term and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated compensation plans to the NEOs. In determining the 2011 compensation packages for the Company’s NEOs, the Compensation Committee considered certain attributes, specifically the demonstrated skill level, including special or unique knowledge, cumulative experience, level of responsibility, decision making authority, and caliber of overall performance.

Based on these considerations, the Compensation Committee approved what it believed to be the appropriate short-term cash and long-term equity compensation for each of our NEOs.

Short-term cash is designed and awarded in an amount appropriate to compensate for annual performance relating to short-term goals that NEOs should be rewarded for in the year performed. Long-term equity incentives are intended to reward for long-term objectives in a manner that ties NEOs’ compensation to the continued success of the Company.

Use of Comparative Compensation Data

The Compensation Committee considers comparative data in approving our NEOs’ compensation. However, comparative data is not the determinative factor in setting compensation. The Compensation Committee annually reviews comparative compensation data, including reports provided by our outside compensation consultant. Comparative compensation data reviewed by the Compensation Committee also includes certain of the Company’s NEO’s salary history, scope of responsibilities and promotion history, and other factors deemed relevant by the Compensation Committee as discussed below. The Compensation Committee uses the comparative compensation data to obtain an overview of all elements of actual and potential future compensation for its NEOs so that the Compensation Committee may analyze individual elements of compensation as well as the aggregate total amount of actual and projected compensation for each NEO. The use of comparative compensation data also enables the Compensation Committee to consider total compensation for all NEOs together with the attributes discussed above when considering internal pay equity among each of the Company’s NEOs.

Upon review, the Compensation Committee determined that 2011 annual compensation amounts and awards for our NEOs were within a reasonable range with the compensation amounts and awards of our listed comparative group companies, including the CEO who was in the 65th percentile, and were appropriately aligned with the Compensation Committee’s expectations.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, we believe it is important to compare compensation paid to each NEO not only with compensation in our comparative group companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of the Compensation Committee review, we made a comparison of our Chief Executive Officer’s total compensation paid for the year ending December 31, 2011 against that paid to our other NEOs during the same year. Upon review, the Compensation Committee determined that the Chief Executive Officer’s compensation relative to that of the other NEOs was justified relative to the compensation paid to our other NEOs because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by the Compensation Committee as compared to the other NEOs. The Compensation Committee also reviewed the mix of the individual elements of compensation paid to the NEOs for this period. In the course of its review, the Compensation Committee also considered the individual performance of each NEO and any changes in responsibilities of the NEO. Based on its review, the Compensation Committee determined that our Chief Executive Officer’s total compensation comprised of base salary, annual cash bonus and long-term equity incentive and retention awards was properly aligned in comparison to total compensation paid to the other NEOs.

Benchmarking

We do not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because we believe that our primary competitors in both our business and for recruiting executives are venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys, such as those noted above and from other private sources may become available to us with regard to these private equity firms, we believe that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for us to set formal benchmarking procedures.

Assessment of Corporate Performance

In reviewing and approving the 2011 discretionary annual cash bonuses for the NEOs, the Compensation Committee considered the relative achievement of these strategic and corporate objectives, executive performance factors and individual performance of each of our NEOs, as critical to achieving our short-term and long-term corporate objectives. Listed below are the most significant performance factors for 2011 taken into account:

•	total investment income;

•	total net investment income;

•	realized and unrealized gains and losses;

•	yield to maturity and effective yield of the investment portfolio;

•	overall credit performance of the total investment portfolio;

•	building liquidity;

•	operating efficiency performance;

•	growth of the overall investment portfolio;

•	adding resources and expanding the organizations at all levels, including adding and retaining our NEOs within the organization as the organization continues to grow;

•	improving and innovating the Company’s information systems;

•	maintaining appropriate dividend distributions to stockholders;

•	raising additional debt capital;

•	raising additional equity;

•	return on average assets; and

•	return on average equity.

We delivered improved portfolio and investment growth for fiscal year 2011 as seen in the year over year comparison set forth below. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” for a more detailed description of our fiscal year 2011 results.

In 2011, we delivered the following portfolio and financial highlights:

•	achieved a record year for new commitments of approximately $630.0 million, up 20% from 2010;

•	funded approximately $433.6 million in investments, up 8.1% compared with 2010;

•	grew total investment assets 38.3% year over year to approximately $652.9 million as of December 31, 2011, compared to $472.0 million as of December 31, 2010;

•

improved the credit quality of our total portfolio. On a scale of 1-5, 1 being the highest credit quality, we finished 2011 with an average credit rating of 2.01 as compared to 2.21 at the end of 2010;

•	had total unfunded debt commitments of approximately $168.2 million as of December 31, 2011;

•	generated net investment income of approximately $39.6 million, or $0.91 per share on 43.0 million basic shares outstanding;

•	grew our net asset value from $9.50 at December 31, 2010 to $9.83 at December 31, 2011;

•	completed a non-rated convertible debt offering for $75 million at 6.0% coupon and 15% premium;

•	renewed and increased our Wells Fargo Credit Facility from $50 million to $75 million; and

•	brought in both Union Bank and RBC into a new credit facility, bi-lateral, for $55 million.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by executives plays a role in effectively aligning the interests of these employees with those of our stockholders and strongly motivates executives to build long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each NEO has exceeded his respective guideline as of April 10, 2012.

Determination of 2011 Annual Base Salaries of Our NEOs

NEO compensation is determined based on the achievement of specific corporate and individual performance objectives discussed above. In determining the amount of each NEO’s base salary, the Compensation Committee considers the scope of their responsibilities, taking into account available competitive market compensation paid by other companies for similar positions as discussed above. The Compensation Committee considered the Chief Executive Officer’s experience, performance, and contribution to our overall corporate performance when determining his base salary for 2011. Base salaries for our other NEOs were also set by the Compensation Committee, together with the Chief Executive Officer’s input, based upon each NEO’s individual experience and contribution to the overall performance of our Company.

Base salaries for the NEOs are intended to be competitive with the compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses of comparable size. In order to attract and retain the outstanding levels of executives that we need, the Compensation Committee reviews the Company’s base salaries relative to those offered by other comparative group companies, venture capital funds and private equity firms, mezzanine lenders, hedge funds, and other specialty finance companies, including certain specialized commercial banks. Variation relative to the salaries of the listed comparative group companies and venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks is made in the judgment of management and/or the Compensation Committee, as appropriate, based on the value of the NEO’s experience, performance, change in role or responsibility or specific skill set. Upon review, the Compensation Committee determines whether adjustments to certain NEO’s salaries are necessary to realign salaries with the market for a given position, to recognize NEO’s assumption of significant additional responsibilities and related performance increases, or to achieve an appropriate compensation level due to promotion or other internal equity matters. The Compensation Committee makes all decisions with respect to the base salary compensation of the Chief Executive Officer and together with the Company’s Chief Executive Officer evaluates and approves the Company’s other NEOs’ salary compensation. Our Compensation Committee meets outside of the presence of our Chief Executive Officer when reviewing and determining his base salary compensation.

Based on the data reviewed, the Compensation Committee approved a 5% increase in the base salary of our NEOs that had been employed by us for two years at the time of their decision in June 2011. However, the Compensation Committee did not approve any further changes to base salary for the year ended December 31, 2011.

The following is a table of the annual base salaries for our NEOs as set during the preceding two years:

	Fiscal Year 2011 Base Salary		Fiscal Year 2010 Base Salary
Current NEOs
Manuel Henriquez	$735,000		$700,000
Jessica Baron	$175,000		$157,500
Scott Harvey(2)	$224,700		$210,000
Parag Shah	$337,050		$315,000
Todd Jaquez-Fissori	$175,000		$175,000

Former NEOs
David Lund	$102,141	(1)	$250,000
Samir Bhaumik	$181,290	(1)	$270,000

(1)	Reflects that portion of base salary received by Messrs. Lund and Bhaumik prior to their respective dates of resignation.
(2)	Effective as of August 20, 2012, Mr. Harvey resigned from all positions within the Company and its subsidiaries.

Determination of 2011 Annual Cash Bonus for Our NEOs

Over the course of the year the Compensation Committee, together with input from our Chief Executive Officer, developed a specific bonus pool for the 2011 operating year to be available for our discretionary annual cash bonus program. The amount determined to be available for this bonus program was at the discretion of the Compensation Committee, and was dependent upon many factors as outlined previously, including, but not limited to, our current financial performance and performance related contributions of our NEOs in achieving our performance objectives.

The annual cash bonus is “at risk” discretionary compensation that is designed to motivate our NEOs to achieve financial and non-financial goals that are consistent with the Company’s 2011 operating plan. “At risk” discretionary compensation means that it is up to the Compensation Committee to determine whether any cash bonus amount will be awarded to any of our NEOs. In approving the amount of a NEO’s variable compensation—the annual cash bonus—the Compensation Committee reviews the Chief Executive Officer’s evaluation of the performance of each NEO and considers each NEO’s performance in light of the factors identified above. Within those guidelines, the Compensation Committee considers the overall funding available for such cash bonus awards, the performance of NEOs and the desired mix between the various components of total compensation. Discretion is exercised in determining the overall total compensation to be awarded to the NEOs. As a result, the amounts delivered in the form of an annual cash bonus are designed to work together in conjunction with base salary to deliver an appropriate total cash compensation level to the NEOs.

We believe that the discretionary design of our variable cash compensation program supports our overall compensation objectives by allowing for significant differentiation of cash compensation based on executive performance and by providing the flexibility necessary to ensure that overall compensation packages for our NEOs are competitive relative to our market.

We typically determine and award cash bonuses for our NEOs during the first quarter of the following year. In evaluating the performance of our NEOs to arrive at their 2011 cash bonus awards, the Compensation Committee considered the performance factor achievements against our corporate objectives as discussed above under “Assessment of Corporate Performance.” The Compensation Committee also reviewed the Chief Executive Officer’s evaluation of the NEOs’ performance achievements. When an NEO’s performance exceeds expectations and performance goals established during the year, actual cash bonus compensation for the NEO may exceed the specified bonus pool amount at the discretion of our Compensation Committee.

In evaluating the cash bonus compensation to be awarded to our NEOs for the year ended December 31, 2011, the Compensation Committee determined that, for the year ended December 31, 2011 and on a going forward basis, less than 50% of the discretionary bonuses awarded to our NEOs should be paid in cash with the remaining portion to be paid in shares of restricted stock in an effort to better align the interests of the NEOs with those of our shareholders.

After due deliberation, the Compensation Committee awarded our NEOs the following annual cash bonuses relating to their performance during the year ending December 31, 2011:

2011 Annual Cash Bonus(1)
Current NEOs
Manuel Henriquez	$825,000
Jessica Baron	$85,000
Scott Harvey(2)	$—
Parag Shah	$275,000
Todd Jaquez-Fissori	$145,000

(1)	Neither Mr. Lund nor Mr. Bhaumik received an annual cash bonus in 2011.
(2)	Effective as of August 20, 2012, Mr. Harvey resigned from all positions within the Company and its subsidiaries.

Long-term Equity Retention and Incentive Awards

Our principal objective in awarding stock option and/or restricted stock awards to eligible NEOs is to retain and align each NEO’s interests with our success and the financial interests of our stockholders by linking a portion of such NEO’s compensation with the Company’s long-term goals. We continue to believe that the use of stock and stock-based awards offers the best approach to achieving our retention and long-term performance goals. Our equity program is designed to encourage NEOs to work with a long-term view of the Company’s performance and to reinforce their long-term affiliation with the Company by imposing vesting schedules over several years of employment. The Compensation Committee awards stock option and/or restricted stock awards on a discretionary basis and such awards depend in each case on the performance of the NEOs under consideration, and in the case of new hires, their potential performance. Stock option awards are priced at the closing price of the stock on the date the Compensation Committee meets and the grant is issued.

Determination of 2010 and 2011 Long-term Equity Incentive Awards for Our NEOs

The Compensation Committee reviewed the performance of our NEOs following the end of our 2010 fiscal year relative to the long-term equity incentive and retention awards program the Compensation Committee administers. As a result of these deliberations, the Compensation Committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their performance during the 2010 fiscal year as set forth in the table below. The value of the restricted stock for Messrs. Henriquez, Harvey, Shah and Jaquez-Fissori and Ms. Baron was determined to be the Company’s closing price on March 30, 2011, the date of their grants. Each restricted stock award vests 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. No stock options were awarded to our NEOs for the 2010 fiscal year.

	Grant Date	2011 Restricted Stock Awards	Fair Value of Restricted Stock Awards
Current NEOs
Manuel Henriquez	03/30/2011	125,000	$1,395,000
Jessica Baron	03/30/2011	12,500	$139,500
Scott Harvey(1)	03/30/2011	4,000	$44,640
Parag Shah	03/30/2011	62,500	$697,500
Todd Jaquez-Fissori	03/30/2011	10,000	$111,600

Former NEOs
David Lund	—	—	—
Samir Bhaumik	03/30/2011	45,000	$502,200

(1)	Effective as of August 20, 2012, Mr. Harvey resigned from all positions within the Company and its subsidiaries.

The Compensation Committee reviewed the performance of our NEOs following the end of our 2011 fiscal year relative to the long-term equity incentive and retention awards program the Compensation Committee administers. As a result of these deliberations, the Compensation Committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their performance during the 2011 fiscal year as set forth in the table below. The value of the restricted stock for Messrs. Henriquez, Harvey, Shah and Jaquez-Fissori and Ms. Baron was determined to be the Company’s closing price on March 9, 2012, the date of their grants. Each restricted stock award vests 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. No stock options were awarded to our NEOs for the 2011 fiscal year.

	Grant Date	2012 Restricted Stock Awards	Fair Value of Restricted Stock Awards
Current NEOs
Manuel Henriquez	03/09/2012	245,000	$2,648,450
Jessica Baron	03/09/2012	35,000	$378,350
Scott Harvey(1)	03/09/2012	22,059	$238,457
Parag Shah	03/09/2012	105,500	$1,140,455
Todd Jaquez-Fissori	03/09/2012	25,000	$270,250
	07/17/2012	15,000	$169,200

(1)	Effective as of August 20, 2012, Mr. Harvey resigned from all positions within the Company and its subsidiaries.

Severance

No NEO or employee has a written severance agreement.

In connection with his resignation, Mr. Lund received a severance payment equal to $113,173.06 plus one month of benefits ending June 30, 2011. Any unvested awards ceased to vest as of May 31, 2011 and Mr. Lund had 90 days to exercise any stock options that were exercisable.

Mr. Bhaumik did not receive a severance payment. Any unvested awards ceased to vest as of October 4, 2011 and Mr. Bhaumik had 90 days to exercise any stock options that were exercisable.

Potential Payments Upon Termination or Change of Control

No NEO or employee of the Company has a written employment agreement.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the covered transaction following exercise, and the award will terminate upon consummation of the covered transaction. A covered transaction includes the following: (i) a merger or other transaction in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities; (ii) a sale of substantially all of the Company’s assets; (iii) a dissolution or liquidation of the Company; or (iv) a change in a majority of the Board’s composition unless approved by a majority of the directors continuing in office.

Risk Assessment of the Compensation Programs

The Board believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for executive and management employees. The Company uses common variable compensation designs across all employees of the Company with a significant focus on individual performance and contribution along with achievement of certain corporate objectives as generally described in this prospectus.

In view of the current economic and financial environment, the Compensation Committee and our Board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. The Compensation Committee has designed our compensation programs to reward our employees for achieving annual profitability and long-term increase in stockholder value.

The Board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the return realized by stockholders. Accordingly, the Compensation Committee has designed our executive compensation program to mitigate these possibilities and to ensure that our compensation practices and decisions are consistent with our risk profile. These features include the following:

•	the financial performance objectives of our annual cash incentive program that are the budgeted objectives that are reviewed and approved by the Board;

•	bonus payouts that are not based solely on corporate performance objectives, but also require achievement of individual performance objectives;

•	the financial opportunity in our long-term incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking;

•	annual cash bonuses that are paid in one installment after the end of the fiscal year to which the bonus payout relates; and

•	final decision making by the Compensation Committee and the Board on all awards.

Additionally, the Compensation Committee considered an assessment of compensation-related risks for all of our employees. Based on this assessment, the Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Compensation Committee reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the Board. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

Executive Compensation Tables

Summary Compensation Table

The following table provides information concerning the compensation of the Company’s Chairman and Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers for fiscal 2011, 2010 and 2009.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Current NEOs
Manuel Henriquez	2011	$735,000	$825,000	$1,395,000	—	$288,834	$3,243,834
Chairman & Chief Executive Officer	2010	$700,000	$925,000	$2,362,500	—	$226,812	$4,214,312
	2009	$700,000	$1,350,000	$421,000	$96,025	$132,500	$2,699,525

Jessica Baron(6)	2011	$175,000	$85,000	$139,500	—	$19,701	$419,201
Interim Chief Financial Officer	2010	$157,500	$70,000	$77,485	$—	$11,000	$315,985
	2009	$150,000	$80,000	—	$9,602	$—	$239,602

Scott Harvey(10)	2011	$224,700	$75,000	$44,640	—	$26,832	$371,172
Secretary and Chief Legal Officer	2010	$210,000	$50,000	$102,700	—	$31,250	$393,950
	2009	$210,000	$75,000	$84,200	$7,682	$31,700	$408,582

Parag Shah	2011	$337,050	$275,000	$697,500	—	$160,652	$1,470,202
Senior Managing Director	2010	$315,000	$210,000	$1,340,850	—	$130,450	$1,996,300
	2009	$315,000	$340,000	$189,450	$96,025	$63,200	$1,003,675

Todd Jaquez-Fissori	2011	$175,000	$145,000	$111,600	—	$6,600	$438,200
Managing Director	2010	$175,000	$125,000	—	—	$1,312	$301,312
	2009	$175,000	—	—	$69,833	$—	$244,833

Former NEOs
David M. Lund(7)(8)	2011	$102,141	—	—	—	$128,835	$230,976
Former Chief Financial Officer	2010	$250,000	—	$51,350	—	$31,700	$333,050
	2009	$250,000	$85,000	$105,250	$24,966	$38,000	$503,216

Samir Bhaumik(9)	2011	$181,290	—	$502,200	—	$71,895	$755,385
Former Senior Managing Director	2010	$270,000	$125,000	$616,200	—	$72,500	$1,083,700
	2009	$270,000	$165,000	$126,300	$24,966	$44,300	$630,566

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)	The amounts reflect the aggregate grant date fair value of stock awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock is measured based on the closing price of our common stock on the date of grant.
(4)	The amount reflects the aggregate grant date fair value of option awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model.
(5)	Represents matching contributions of $6,500 in 2011, 2010 and 2009 to Messrs. Henriquez, Harvey, Shah, Lund, Bhaumik and Ms. Baron to its 401(k) plan. Dividends to Messrs. Henriquez, Harvey, Shah, Lund, Bhaumik and Ms. Baron in the amount of $282,334, $20,332, $154,152, $9,162, $65,395 and $13,201, respectively, were paid on unvested restricted stock awards during 2011. Dividends to Messrs. Henriquez, Lund, Harvey, Bhaumik, Shah, Jaquez-Fissori and Ms. Baron in the amount of $220,312, $25,200, $24,750, $66,000, $123,950, $1,312 and $4,500, respectively, were paid on unvested restricted stock awards during 2010. Dividends on unvested restricted stock awards paid to Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah were $126,000, $31,500, $25,200, $37,800 and $56,700, respectively, during 2009. NEOs did not receive any other perquisites or personal benefits from the Company.
(6)	Effective June 1, 2011, the Company’s Board appointed Ms. Baron as Interim Chief Financial Officer.
(7)	Effective May 31, 2011, Mr. Lund resigned from all his positions within the Company and its subsidiaries.

(8)	Included in “All Other Compensation” for Mr. Lund is a severance payment equal to $113,173.06 payable to Mr. Lund. In addition, the forfeiture provisions lapsed on all of his 19,001 shares of restricted stock that were subject to forfeiture provisions on the date of Mr. Lund’s resignation.
(9)	On October 4, 2011, the Company announced that Mr. Bhaumik resigned from all his positions with the Company and its subsidiaries.
(10)	Effective as of August 20, 2012, Mr. Harvey resigned from all positions within the Company and its subsidiaries.

Grants of Plan Based Awards

The following table sets forth certain information with respect to the restricted stock awards granted during the fiscal year ended December 31, 2011 to each of our NEOs. No stock options were awarded to our NEOs during the fiscal year ended December 31, 2011.

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options	Grant Date Fair Value of Stock and Option Awards(2)
Current NEOs
Manuel Henriquez	03/30/2011	125,000	—	$1,395,000
Chairman and Chief Executive Officer

Jessica Baron	03/30/2011	12,500	—	$139,500
Interim Chief Financial Officer

Scott Harvey(5)	03/30/2011	4,000	—	$44,640
Secretary and Chief Legal Officer

Parag Shah	03/30/2011	62,500	—	$697,500
Senior Managing Director, Life Sciences Group Head

Todd Jaquez-Fissori	03/30/2011	10,000	—	$111,600
Managing Director, Technology and Clean Technology Group Head

Former NEOs
David M. Lund(3)	N/A	N/A	N/A	N/A
Former Chief Financial Officer

Samir Bhaumik(4)	03/30/2011	45,000	N/A	$502,200
Former Senior Managing Director

(1)	Restricted stock awards vest 25% one year after the date of grant and ratably over the succeeding 36 months. When payable, dividends are paid on a current basis on the unvested shares.
(2)	The amounts reflect the aggregate grant date fair value of restricted stock awards made to our NEOs during 2011 computed in accordance with FASB ASC Topic 718.
(3)	Effective May 31, 2011, Mr. Lund resigned from all his positions within the Company and its subsidiaries. In connection with his resignation, any unvested awards held by him were forfeited and he had 90 days to exercise any stock options that were exercisable.
(4)	On October 4, 2011, the Company announced that Mr. Bhaumik resigned from all his positions with the Company and its subsidiaries. In connection with his resignation, any unvested awards held by him were forfeited and he had 90 days to exercise any stock options that were exercisable.
(5)	Effective as of August 20, 2012, Mr. Harvey resigned from all positions within the Company and its subsidiaries.

Outstanding Equity Awards at Fiscal Year End

The following table shows outstanding stock option awards classified as exercisable and unexercisable and stock awards as of December 31, 2011 for each of the NEOs:

Name and Principal Position	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(4)
Current NEOs
Manuel Henriquez	605,000	—		$13.00	06/17/12	—	—
Chairman and Chief Executive Officer	97,400	—		$12.14	06/16/13	—	—
	450,000	—		$14.02	01/25/14	—	—
	250,716	—		$12.20	02/25/15	—	—
	104,167	20,834	(2)	$4.21	03/17/16	—	—
	—	—		—	—	14,063	$132,754
	—	—		—	—	31,251	$295,009
	—	—		—	—	126,563	$1,194,754
	—	—		—	—	125,000	$1,180,000

Jessica Baron	20,000	—		$12.84	10/02/13	—	—
Interim Chief Financial Officer	3,000	—		$14.02	01/25/14	—	—
	15,759	—		$12.20	02/25/15	—	—
	4,167	105	(2)	$4.21	03/17/16	—	—
	—	—		—	—	3,094	$29,207
	—	—		—	—	1,125	$10,621
	—	—		—	—	12,500	$118,000

Scott Harvey(6)	141,000	—		$13.00	06/17/12	—	—
Chief Legal Officer	30,000	—		$12.14	06/16/13	—	—
	30,000	—		$14.02	01/25/14	—	—
	15,043	—		$12.20	02/25/15	—	—
	3,885	1,665	(2)	$4.21	03/17/16	—	—
	—	—		—	—	3,750	$35,400
	—	—		—	—	6,250	$59,000
	—	—		—	—	5,625	$53,100
	—	—		—	—	4,000	$37,760
Parag Shah	38,000	—		$13.00	06/17/12	—	—
Senior Managing Director	94,400	—		$12.14	06/16/13	—	—
	80,000	—		$14.02	01/25/14	—	—
	204,155	—		$12.20	02/25/15	—	—
	15,500	—		$10.49	08/15/15	—	—
	108,157	20,832	(2)	$4.21	03/17/16	—	—
	—	—		—	—	9,000	$84,960
	—	—		—	—	1,250	$11,800
	—	—		—	—	14,063	$132,754
	—	—		—	—	59,063	$557,554
	—	—		—	—	14,063	$132,754
	—	—		—	—	62,500	$590,000
Todd Jaquez-Fissori	7,000	14,000	(3)	$9.85	12/09/16	—	—
Managing Director	—	—		—	—	10,000	$94,400

Former NEOs
David Lund(5)	—	—		—	—	—	—
Former Chief Financial Officer

Samir Bhaumik(5)
Former Senior Managing Director	—	—		—	—	—	—

(1)	Options expiring in 2012, 2013, 2014 and 2015 were 100% vested on the date of grant. All other options generally vest 33% one year after the date of grant and the remainder will vest ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.

(2)	The options vested 33% on March 17, 2010 and then ratably on a monthly basis ending March 17, 2012.
(3)	The options vested 33% on December 9, 2010 and then ratably on a monthly basis ending December 9, 2013.
(4)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2011 by the number of shares.
(5)	In connection with his resignation, any unvested awards held by him were forfeited and he had 90 days to exercise any stock options that were exercisable.
(6)	Effective as of August 20, 2012, Mr. Harvey resigned from all positions within the Company and its subsidiaries.

Options Exercised and Restricted Stock Vested

The following table sets forth certain information with respect to options exercised and the shares of restricted stock that vested during the fiscal year ended December 31, 2011 to each of our NEOs.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Current NEOs
Manuel Henriquez	—	—	137,499	$1,422,401
Chairman & Chief Executive Officer

Jessica Baron	5,694	$36,128	3,281	$33,527
Interim Chief Financial Officer

Scott Harvey(2)	5,550	$35,076	13,125	$135,569
Secretary and Chief Legal Officer

Parag Shah	8,569	$50,959	78,374	$803,059
Senior Managing Director, Life Science Group Head

Todd Jaquez-Fissori	7,000	$5,343	—	—
Managing Director, Technology and Clean Tech Group Head

Former NEOs
David M. Lund(1)	46,745	$297,919	8,062	$86,673
Former Chief Financial Officer

Samir Bhaumik(1)	—	—	34,625	$359,406
Former Senior Managing Director

(1)	Options expiring in 2012, 2013, 2014 and 2015 were 100% vested on the date of grant. All other options generally vest 33% one year after the date of grant and the remainder will vest ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.
(2)	Effective as of August 20, 2012 Mr. Harvey resigned from all positions within the Company and its subsidiaries.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2011 with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2004 Equity Incentive Plan	4,136,444	$11.42	1,973,588
2006 Non-Employee Director Plan	95,000	$10.79	873,332
Equity compensation plans not approved by stockholders	—	—	—
Total	4,231,444	$11.11	2,846,920

2004 Equity Incentive Plan

Our Board and our stockholders have approved the 2004 Equity Incentive Plan for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Equity Incentive Plan our Compensation Committee may award incentive stock options (“ISOs”), within the meaning of Section 422 of the Code, and non-qualified stock options to employees and employee directors. The following is a summary of the material features of the 2004 Equity Incentive Plan.

Under the 2004 Equity Incentive Plan, we have authorized for issuance up to 8,000,000 shares of common stock of which 1,558,743 shares were available for issuance as of April 10, 2012. Participants in the 2004 Equity Incentive Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our Compensation Committee. Options granted under the 2004 Equity Incentive Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board, the 2004 Equity Incentive Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the 2004 Equity Incentive Plan after that date. The 2004 Equity Incentive Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under the 2004 Equity Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under the 2004 Equity Incentive Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as the Board shall deem appropriate. Our Board determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to the Company and will be available for future awards under this plan.

Our Board administers the 2004 Equity Incentive Plan and has the authority, subject to the provisions of the 2004 Equity Incentive Plan, to determine who will receive awards under the 2004 Equity Incentive Plan and the terms of such awards. The Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), all outstanding awards under the 2004 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

On March 9, 2012 the Board granted 245,000 shares, 22,059 shares, 105,500 shares, 25,000 shares and 35,000 shares of restricted stock to Messrs. Henriquez, Harvey, Shah and Jaquez-Fissori and Ms. Baron, respectively.

2006 Non-Employee Director Plan

Our Board and our stockholders have approved the 2006 Non-Employee Director Plan. Under current SEC rules and regulations applicable to BDCs absent exemptive relief, a BDC may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our Board. The following is a summary of the material features of the 2006 Non-Employee Director Plan.

The Company has instituted the 2006 Non-Employee Director Plan for the purpose of advancing the interests of the Company by providing for the grant of awards under the 2006 Non-Employee Director Plan to eligible non-employee directors. Under the 2006 Non-Employee Director Plan, we have authorized for issuance up to 1,000,000 shares of common stock of which 873,332 shares were available for issuance as of April 10, 2012. The 2006 Non-Employee Director Plan authorizes the issuance to non-employee directors of non-statutory stock options (“NSOs”) to purchase shares of common stock at a specified exercise price per share and/or restricted stock. NSOs granted under the 2006 Non-Employee Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by the Board on the date of the grant. The amount of the options that may be granted are limited by the terms of the 2006 Non-Employee Director Plan, which prohibits any grant that would cause the Company to be in violation of Section 61(a)(3) of the 1940 Act.

Under the 2006 Non-Employee Director Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to the Board and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. The Compensation Committee has, subject to SEC approval, the authority to determine from time to time which of the persons eligible under the 2006 Non-Employee Director Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under the 2006 Non-Employee Director Plan is set at the closing price of the Company’s market price on the NYSE as of the date of grant and will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by the Board, the 2006 Non-Employee Director Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Non-Employee Director Plan after that date. The 2006 Non-Employee Director Plan provides that all awards granted under the 2006 Non-Employee Director Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act.

The Compensation Committee will determine the period during which any options granted under the 2006 Non-Employee Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under the 2006 Non-Employee Director Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to the Company terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to the Company not terminated. In addition, if the Board determines that a non-employee director’s service to the Company terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under the 2006 Non-Employee Director Plan, we also are permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to the Board and the forfeiture restrictions on such shares will vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

The Compensation Committee administers the 2006 Non-Employee Director Plan. If there is a change in the capital structure of the Company by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the number and class of shares of stock subject to the 2006 Non-Employee Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation of the Company or other similar events (a “Covered Transaction”), the Board may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

The Board may, subject to SEC prior approval, at any time or times amend the 2006 Non-Employee Director Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Non-Employee Director Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Non-Employee Director Plan the Board may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless the Board expressly reserved the right to do so at the time of the grant of the award.

On June 1, 2011, Messrs. Badavas and Chow were granted an option to purchase 15,000 shares and 5,000 shares, respectively, of restricted stock each as non-employee directors re-elected to the Board.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of November 12, 2012, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of November 12, 2012 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 52,878,244 shares of common stock outstanding as of November 12, 2012.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Other
T. Rowe Price Associates(2)	2,661,850	5%
100 East Pratt St.
Baltimore, MD 21202

Interested Director
Manuel A. Henriquez(3)	2,266,807	4.3%

Independent Directors
Robert P. Badavas(4)	141,436	*
Joseph W. Chow(5)	137,940	*
Allyn C. Woodward, Jr.(6)	214,592	*

Named Executive Officers
Scott Bluestein(7)	142,785	*
Todd Jaquez-Fissori(8)	49,687	*
H. Scott Harvey(9)	75,043	*
Parag Shah(10)	652,910	1.2%
Jessica Baron(11)	132,246	*
Executive officers and directors as a group(12)	3,922,290	7.4%

*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(3)	Includes 798,116 shares of common stock that can be acquired upon the exercise of outstanding options and 410,626 shares of restricted stock. Includes shares of our common stock held by certain trusts controlled by Mr. Henriquez. Includes 240,979 shares held in a margin account.
(4)	Includes 25,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,333 shares of restricted common stock.
(5)	Includes 25,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,333 shares of restricted common stock.

(6)	Includes 25,000 shares of common stock that can be acquired upon the exercise of outstanding options and 5,000 shares of restricted common stock.
(7)	Includes 87,646 shares of common stock that can be acquired upon the exercise of outstanding options and 39,532 shares of restricted common stock.
(8)	Includes 1,166 shares of common stock that can be acquired upon the exercise of outstanding options and 46,042 shares of restricted common stock.
(9)	Shares of common stock that can be acquired upon the exercise of outstanding options. Effective as of August 20, 2012 Mr. Harvey resigned from all positions within the Company and its subsidiaries. Mr. Harvey’s options will expire on November 19, 2012.
(10)	Includes 394,055 shares of common stock that can be acquired upon the exercise of outstanding options and 193,992 shares of restricted common stock.
(11)	Includes 38,759 shares of common stock that can be acquired upon the exercise of outstanding options and 70,210 shares of restricted common stock.
(12)	Includes 1,522,020 shares of common stock that can be acquired upon the exercise of outstanding options and 795,413 shares of restricted common stock.

The following table sets forth as of November 12, 2012, the dollar range of our securities owned by our directors and portfolio management employees.

Name	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Robert P. Badavas	over $100,000
Joseph W. Chow	over $100,000
Allyn C. Woodward, Jr.	over $100,000
Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000
Portfolio Management Employees:
Scott Bluestein	over $100,000
Todd Jaquez-Fissori	over $100,000
Parag I. Shah	over $100,000
Jessica Baron	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or common stock that will hold our preferred stock or common stock as a capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units comprised of combinations of securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of beneficial owners with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the purchase, ownership and disposition of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our securities will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

Through December 31, 2005, we were subject to Federal income tax as an ordinary corporation under subchapter C of the Code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal income tax return for 2006. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. On December 31, 2005, immediately before the effective date of our RIC election, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis as of such date. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 federal income tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute (or are deemed to distribute) to stockholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We previously determined to pay a portion of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to the RIC’s stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses, and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability. Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.
For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional preferred stock or common stock. To the extent such distributions paid by us through 2012 (unless extended by legislation) to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% through 2012, unless extended by legislation, in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a U.S. stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. stockholder’s gross income and the tax deemed paid by the U.S. stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 15% (through 2012, unless extended by legislation) on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our common stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our preferred stock or common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

For taxable years beginning prior to January 1, 2012, except as provided below, we generally were not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly report such distributions. In respect of distributions described in clause (i) above, we were required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that had not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•

to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a “controlled foreign corporation” for United States federal income tax purposes.

This special exemption from withholding tax on certain distributions expired on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions will be reported as eligible for this special exemption from withholding tax if extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding (subject to the same effective dates) on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholders and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholders might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and if made in a taxable year beginning on or before December 31, 2012 and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies generally. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth, expansion-stage or established-stage companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, a business development company must either control the issuer of the securities or must offer to make available significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see Note 7 to the Notes to our Consolidated Financial Statements for the year ended December 31, 2011.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business Structure—Because we borrow money, there could be increased risk in investing in our company.”

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

At our Annual Meeting of Stockholders on May 30, 2012, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to Board approval of the offering. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value.

As a result, investors will experience further dilution and additional discounts to the price of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is posted on our website at www.herculestech.com and was filed with the SEC as an exhibit to the registration statement (Registration No. 333-126604) for our initial public offering. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received exemptive relief from the SEC that permits us to exclude the indebtedness that our wholly-owned subsidiary, HT II, which is qualified as a small business investment company, issues to the Small Business Administration from the 200% asset coverage requirement applicable to us.

On May 2, 2007, we received approval from the SEC regarding our exemptive request permitting us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Incentive Plan permitting such restricted grants.

On June 22, 2010, we received approval from the SEC regarding our exemptive request permitting our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

New BDC Legislation

On June 8, 2012, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to business development companies. The legislation provides for (i) increasing the amount of funds business development companies may borrow by reducing asset to debt limitations from 2:1 to 3:2, (ii) permitting business development companies to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing business development companies to own investment adviser subsidiaries.

There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.

Other

We will be periodically examined by the SEC for compliance with the 1934 Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated K. Nicholas Martitsch, our Associate General Counsel, as our Chief Compliance Officer who is responsible for administering these policies and procedures.

Small Business Administration Regulations

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of September 30, 2012, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. The Company’s net investment of $75.0 million in HT II as of September 30, 2012 fully funds the required regulatory capital for HT II. HT II has a total of $76.0 million of SBA guaranteed debentures outstanding as of September 30, 2012 and has paid the SBA commitment fees of approximately $1.5 million. As of September 30, 2012, the Company held investments in HT II in 52 companies with a fair value of approximately $162.1 million, accounting for approximately 20.9% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of September 30, 2012, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $124.25 million was outstanding as of September 30, 2012. As of September 30, 2012, HT III has paid commitment fees of approximately $1.5 million. As of September 30, 2012, the Company held investments in HT III in 32 companies with a fair value of approximately $195.4 million, accounting for approximately 25.2% of the Company’s total portfolio.

There is no assurance that HT II or HT III will be able to draw to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2011 as a result of having sufficient capital as defined under the SBA regulations

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fee related to HT III debentures that pooled on September 19, 2012 was 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT II was approximately $125.5 million with an average interest rate, including the annual fee of approximately 6.0%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT III was approximately $60.0 million with an average interest rate, including the annual fee of approximately 3.0%.

HT II and HT III hold approximately $182.0 million and $223.3 million in assets, respectively, and accounted for approximately 15.3% and 18.8% of our total assets prior to consolidation at September 30, 2012.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, HT II and HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this report, we do not have any preferred stock outstanding.

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures. At September 30, 2012, approximately 85.2% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio companies on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with our investment committee;

(3) the valuation committee of the board of directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but doesn’t expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean-technology industries at all stages of development. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest which has been accrued to principal as earned. We then apply the valuation methods as set forth below.

We apply a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under the new process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis excluding its interest rate sensitivity analysis, which was replaced by the hypothetical market participant method, as discussed above. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or if under the in exchange premise the value of a debt security were to greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity related. We periodically review the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On May 30, 2012, our common stockholders voted to allow us to issue common stock at a discount from our net asset value (NAV) per share for a period of one year ending on May 30, 2013. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	$50,001	—
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 52,878,244 shares are outstanding as of November 12, 2012. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	52,878,244

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiaries, HT II and HT III, have obtained SBIC licenses. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risks—Risks Related to an Investment in our Securities—” Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $400,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. On May 30, 2012 our common stockholders voted to allow us to issue up to 20% of our outstanding common stock at a price below net asset value per share for a period of one year ending on the earlier or May 30, 2013 and the date of our 2013 Annual Meeting of Stockholders, which is expected to be held in May 2013. See “Sales of Common Stock Below Net Asset Value.”

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the nine months ended September 30, 2012, we paid approximately $11,382 in brokerage commissions. For the years ended December 31, 2011, 2010 and 2009 we paid approximately $9,000, $41,000 and $49,000 in brokerage commissions, respectively.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The financial statements as of December 31, 2011 and 2010 and for each of the two years in the period ended December 31, 2011 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2011 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of the Company for the year ended December 31, 2009, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 9, 2010, we dismissed Ernst & Young LLP as our independent registered public accounting firm. During the fiscal years ended December 31, 2008 and 2009 and through September 9, 2010, there were no disagreements between us and Ernst & Young LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. Nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

On September 9, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010. Through September 9, 2010, the date of the engagement of PricewaterhouseCoopers LLP, neither we nor any person on our behalf has consulted with PricewaterhouseCoopers LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, NY 10017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm

To Board of Directors and Shareholders of

Hercules Technology Growth Capital, Inc.

In our opinion, the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2011 and 2010 and the related consolidated statements of operations, of changes in net assets, and of cash flows for the years then ended present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. and its subsidiaries at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on pages 89 and 90 of this filing. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA

March 9, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Hercules Technology Growth Capital, Inc.

We have audited the accompanying consolidated statements of operations, changes in net assets and cash flows of Hercules Technology Growth Capital, Inc. (the Company) for the year ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations, changes in its net assets and its cash flows of Hercules Technology Growth Capital, Inc. for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

San Francisco, California

March 12, 2010

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31,
	2011	2010
Assets
Investments:
Non-Control/Non-Affiliate investments (cost of $642,038 and $445,782, respectively)	$651,843	$428,782
Affiliate investments (cost of $3,236 and $2,880, respectively)	—	3,069
Control investments (cost of $11,266 and $31,743, respectively)	1,027	40,181

Total investments, at value (cost of $656,540 and $480,405, respectively)	652,870	472,032
Cash and cash equivalents	64,474	107,014
Interest receivable	5,820	4,520
Other assets	24,230	7,681

Total assets	$747,394	$591,247

Liabilities
Accounts payable and accrued liabilities	$10,813	$8,716
Wells Fargo Loan	10,187	—
Long-term Liabilities (Convertible Debt)	70,353	—
Long-term SBA Debentures	225,000	170,000

Total liabilities	$316,353	$178,716
Commitments and Contingencies (Note 9)

Net assets consist of:
Common stock, par value	44	43
Capital in excess of par value	484,244	477,549
Unrealized depreciation on investments	(3,431)	(8,038)
Accumulated realized losses on investments	(43,042)	(51,033)
Distributions in excess of investment income	(6,774)	(5,990)

Total net assets	$431,041	$412,531

Total liabilities and net assets	$747,394	$591,247

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	43,853	43,444
Net asset value per share	$9.83	$9.50

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 7.3% or Floor rate of 10.55%	$25,000	$24,433	$25,183

Total Anthera Pharmaceuticals Inc.				24,433	25,183

Aveo Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures June 2014 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	25,360	26,110

Total Aveo Pharmaceuticals, Inc.				25,360	26,110

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$12,000	11,665	11,665

Total Dicerna Pharmaceuticals, Inc.				11,665	11,665

NextWave Pharmaceuticals	Drug Discovery & Development	Senior Debt Matures June 2015 Interest rate Prime + 4.3% or Floor rate of 9.55%	$6,000	5,925	5,926

Total NextWave Pharmaceuticals				5,925	5,926

Concert Pharmaceuticals	Drug Discovery & Development	Senior Debt Matures July 2015 Interest rate Prime + 3.25% or Floor rate of 8.25%	$7,500	7,350	7,350

Total Concert Pharmaceuticals				7,350	7,350

PolyMedix, Inc.	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$6,763	6,594	6,729

Total PolyMedix, Inc.				6,594	6,729

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 5.65% or Floor rate of 10.40%	$10,000	10,070	10,070

Total Aegerion Pharmaceuticals, Inc.				10,070	10,070

Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$7,633	7,958	7,879

Total Chroma Therapeutics, Ltd.				7,958	7,879

NeurogesX, Inc.	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$15,000	14,558	14,558

Total NeurogesX, Inc.				14,558	14,558

Total Debt Drug Discovery & Development (26.79%)*				113,913	115,470

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
E-band Communications, Corp.(6)	Communications & Networking	Convertible Senior Debt Due on demand Interest rate Fixed 6.00%	$356	$356	$—

Total E-Band Communications, Corp.				356	—

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.12% or Floor rate of 11.37%	$6,524	6,346	6,476
		Senior Debt Matures May 2012 Interest rate Prime + 4.25%	$1,100	1,100	1,070

Total Intelepeer, Inc.				7,446	7,546

Ahhha, Inc.	Communications & Networking	Senior Debt Matures January 2015 Interest rate Fixed 10.00%	$350	345	345

Total Ahhha, Inc.				345	345

Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures October 2014 Interest rate Prime + 7.50% or Floor rate of 12.00%	$4,369	4,196	4,196

Total Pac-West Telecomm, Inc.				4,196	4,196

PeerApp, Inc.(4)	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$1,776	1,814	1,835

Total PeerApp, Inc.				1,814	1,835

PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Libor + 9.0% or Floor rate of 11.50%	$8,308	8,107	8,100

Total PointOne, Inc.				8,107	8,100

Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$2,627	2,586	2,612

Total Stoke, Inc.				2,586	2,612

Total Debt Communications & Networking (5.71%)*				24,850	24,634

Central Desktop, Inc.	Software	Senior Debt Matures April 2014 Interest rate Prime + 6.75% or Floor rate of 10.50%	$3,000	2,894	2,954

Total Central Desktop, Inc.				2,894	2,954

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$3,999	$3,920	$4,000

Total Clickfox, Inc.				3,920	4,000

Kxen, Inc.(4)	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$3,000	2,958	2,858

Total Kxen, Inc.				2,958	2,858

RichRelevance, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$5,000	4,879	4,879

Total RichRelevance, Inc.				4,879	4,879

Blurb, Inc	Software	Senior Debt Matures December 2015 Interest rate Prime +5.25% or Floor rate 8.5%	$5,000	4,873	4,873

Total Blurb, Inc				4,873	4,873

SugarSync Inc.	Software	Senior Debt Matures April 2015 Interest rate Prime + 4.50% or Floor rate of 8.25%	$2,000	1,950	1,950

Total SugarSync Inc.				1,950	1,950

White Sky, Inc.	Software	Senior Debt Matures June 2014 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,418	1,357	1,400

Total White Sky, Inc.				1,357	1,400

TaDa Innovations, Inc.	Software	Senior Debt Matures June 2012 Interest rate Prime + 3.25% or Floor rate of 6.50%	$100	90	90

Total TaDa Innovations, Inc.				90	90

Total Debt Software (5.34%)*				22,921	23,004

Maxvision Holding, LLC.(7)(8)	Electronics & Computer Hardware	Senior Debt Matures December 2013 Interest rate Prime + 8.25% or Floor rate of 12.00%, PIK interest 5.00%	$4,185	4,143	—
		Senior Debt Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%, PIK interest 2.00%	$2,539	2,515	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Revolving Line of Credit Matures December 2013 Interest rate Prime + 5.00% or Floor rate of 8.50%	$892	$1,027	$1,027

Total Maxvision Holding, LLC				7,685	1,027

Total Debt Electronics & Computer Hardware (0.24%)*				7,685	1,027

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$10,359	10,315	10,584

Total Althea Technologies, Inc.				10,315	10,584

Pacira Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Senior Debt Matures August 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	11,257	11,397
		Senior Debt Matures August 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	14,386	14,574

Total Pacira Pharmaceuticals, Inc.				25,643	25,971

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Convertible Senior Debt Matures March 2012 Interest rate 8.00%	$1,888	1,888	1,888

Total Quatrx Pharmaceuticals Company				1,888	1,888

Total Debt Specialty Pharmaceuticals (8.92%)*				37,846	38,443

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 7.75% or Floor rate of 11.00%	$2,500	2,329	2,329

Total Achronix Semiconductor Corporation				2,329	2,329

Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%	$1,250	1,218	1,218

Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 6.00% or Floor rate of 9.75%	$3,000	2,910	2,910

Total Kovio Inc.				4,128	4,128

Total Debt Semiconductors (1.50%)*				6,457	6,457

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	9,773	9,579

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	$9,772	$9,578

Total AcelRX Pharmaceuticals, Inc.				19,545	19,157

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$10,497	10,537	10,695

Total Alexza Pharmaceuticals, Inc.				10,537	10,695

BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$5,000	4,730	4,880

Total BIND Biosciences, Inc.				4,730	4,880

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Senior Debt Matures January 2015 Interest rate Prime + 9.20% or Floor rate of 12.45%	$5,000	4,765	3,819

Total Merrion Pharmaceuticals, Inc.				4,765	3,819

Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$22,000	21,379	21,379

Total Revance Therapeutics, Inc.				21,379	21,379

Total Debt Drug Delivery (13.90%)*				60,956	59,930

Gelesis, Inc.	Therapeutic	Senior Debt Matures April 2013 Interest rate Prime + 8.75% or Floor rate of 12.00%	$3,428	3,514	3,254

Total Gelesis, Inc.				3,514	3,254

Gynesonics, Inc.	Therapeutic	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$5,336	5,309	5,383

Total Gynesonics, Inc.				5,309	5,383

Oraya Therapeutics, Inc.(4)	Therapeutic	Senior Debt Matures March 2015 Interest rate Prime + 4.75% or Floor rate of 9.50%	$7,500	7,377	7,377

Total Oraya Therapeutics, Inc.				7,377	7,377

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$4,965	4,932	4,932
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 6.5% or Floor rate of 9.00%	$1,500	1,485	1,412

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%, PIK interest 3.75%	$5,900	$6,259	$6,436

Total Pacific Child & Family Associates, LLC				12,676	12,780

Total Debt Therapeutic (6.68%)*				28,876	28,794

InXpo, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2014 Interest rate Prime + 7.5% or Floor rate of 10.75%	$3,192	3,083	3,147

Total InXpo, Inc.				3,083	3,147

Westwood One Communications	Internet Consumer & Business Services	Senior Debt Matures October 2016 Interest rate of 8.00%	$21,000	19,059	19,479

Total Westwood One Communications				19,059	19,479

Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 6.87% or Floor rate of 10.12%	$13,000	12,877	13,131

Total Reply! Inc.				12,877	13,131

MedCall	Internet Consumer & Business Services	Senior Debt Matures January 2016 Interest rate LIBOR + 7.50% or Floor rate of 9.50%	$5,168	5,051	5,051

Total MedCall				5,051	5,051

ScriptSave (Medical Security Card Company, LLC)	Internet Consumer & Business Services	Senior Debt Matures February 2016 Interest rate LIBOR + 8.75%	$19,646	19,307	19,896

Total ScriptSave				19,307	19,896

Trulia, Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,871	4,871
		Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,871	4,871

Total Trulia, Inc.				9,742	9,742

Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate Libor + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	7,441	7,441
		Senior Debt Matures September 2015 Interest rate Libor + 7.00% or Floor rate of 8.50%	$11,500	11,335	11,335

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Revolving Line of Credit Matures September 2015 Interest rate Libor + 6.00% or Floor rate of 7.50%	$300	$284	$284

Total Vaultlogix, Inc.				19,060	19,060

Tectura Corporation	Internet Consumer & Business Services	Senior Debt Matures December 2012 Interest rate 11%	$5,625	6,834	6,834
		Revolving Line of Credit
		Senior Debt Matures August 2012 Interest rate 11%	$2,500	2,556	2,556
		Revolving Line of Credit Matures July 2012 Interest rate 11%, PIK interest 1.00%	$17,487	17,738	17,738

Total Tectura Corporation				27,128	27,128

Total Debt Internet Consumer & Business Services (27.06%)				115,307	116,634

Box.net, Inc.(4)	Information Services	Senior Debt Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%	$9,647	9,432	9,432
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,590	1,613	1,645

Total Box.net, Inc.				11,045	11,077

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$3,000	2,926	2,903

Total Cha Cha Search, Inc.				2,926	2,903

Jab Wireless, Inc.	Information Services	Senior Debt Matures August 2016 Interest rate Prime + 6.25% or Floor rate of 6.75%	$20,272	19,993	19,993

Total Jab Wireless, Inc.				19,993	19,993

Total Debt Information Services (7.88%)				33,964	33,973

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$10,750	10,884	11,147

Total Optiscan Biomedical, Corp.				10,884	11,147

Total Debt Diagnostic (2.59%)*				10,884	11,147

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

deCODE genetics ehf.(5)	Biotechnology Tools	Senior Debt Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%	$5,000	$4,664	$4,664

Total deCODE genetics ehf.				4,664	4,664
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$2,416	2,425	2,479

Total Labcyte, Inc.				2,425	2,479

Cempra Holdings LLC	Biotechnology Tools	Senior Debt Matures December 2015 Interest rate Prime + 7.05% or Floor rate of 10.30%	$10,000	9,721	9,721

Total Cempra Holdings LLC				9,721	9,721

Total Debt Biotechnology Tools (3.91%)*				16,810	16,864

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$3,000	2,879	2,879

Total Entrigue Surgical, Inc.				2,879	2,879

Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,602	8,602

Total Transmedics, Inc.				8,602	8,602

Total Debt Surgical Devices (2.66%)*				11,481	11,481

Neoprobe (pka Navidea)	Media/Content/ Info	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$7,000	6,733	6,733

Total Neoprobe (pka Navidea)				6,733	6,733

Women’s Marketing, Inc.	Media/Content/ Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$10,000	9,956	10,156
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,710	9,503	9,896

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,956	$9,744	$9,744

Total Women’s Marketing, Inc.				29,203	29,796

Total Debt Media/Content/Info (8.47%)*				35,936	36,529

BrightSource Energy, Inc.	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$11,250	11,122	11,122
		Senior Debt Matures December 2012 Interest rate Prime + 9.55% or Floor rate of 12.8%	$13,750	13,593	13,593

Total BrightSource Energy, Inc.				24,715	24,715

EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%	$4,879	4,713	4,859

Total EcoMotors, Inc.				4,713	4,859

Enphase Energy, Inc.	Clean Tech	Senior Debt Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.0%	$4,898	4,784	4,748

Total Enphase Energy, Inc.				4,784	4,748

NanoSolar, Inc.	Clean Tech	Senior Debt Matures September 2014 Interest rate Prime + 7.75% or Floor rate of 11.0%	$9,212	8,795	8,795

Total NanoSolar, Inc.				8,795	8,795

Integrated Photovoltaics	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.375% or Floor rate of 10.625%	$3,000	2,875	2,875

Total Integrated Photovoltaics				2,875	2,875

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate of 11.0%	$1,348	1,356	1,320

Total Propel Biofuels, Inc.				1,356	1,320

SCIenergy, Inc.(4)	Clean Tech	Senior Debt Matures October 2014 Interest rate 6.25%	$202	202	202
		Senior Debt Matures August 2015 Interest rate Prime + 4.90% or Floor rate of 8.15%	$5,000	4,883	4,883

Total SCIenergy, Inc.				5,085	5,085

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$937	$594	$594
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$8,120	8,389	8,389

Total Solexel, Inc.				8,983	8,983

Total Debt Clean Tech (14.24%)*				61,306	61,380

Total Debt (135.90%)*				589,192	585,767

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)

Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants	46,446	39	42
		Preferred Stock Warrants	426,000	69	273
		Preferred Stock Warrants	110,270	35	51

Total Warrants Acceleron Pharmaceuticals, Inc.			582,716	143	366

Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Common Stock Warrants	321,429	984	1,002

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Common Stock Warrants	50,000	28	—
	& Development	Preferred Stock Warrants	525,000	236	69
		Preferred Stock Warrants	660,000	311	137

Total Warrants Acceleron Pharmaceuticals, Inc.			1,235,000	575	206

EpiCept Corporation	Drug Discovery & Development	Common Stock Warrants	325,204	4	15

Concert Pharmaceuticals	Drug Discovery & Development	Preferred Stock Warrants	200,000	234	233

NextWave Pharmaceuticals	Drug Discovery & Development	Preferred Stock Warrants	540,216	126	125

Horizon Therapeutics, Inc.	Drug Discovery & Development	Common Stock Warrants	22,408	231	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	302,143	155	1,116

Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	210,473	137	68

PolyMedix, Inc.	Drug Discovery & Development	Common Stock Warrants	627,586	$480	$97

Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	687,023	152	207

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants	107,779	69	1,115

Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Preferred Stock Warrants	325,261	490	387

NeurogesX, Inc.	Drug Discovery & Development	Preferred Stock Warrants	791,667	503	122

Total Warrants Drug Discovery & Development (1.17%)*			6,278,905	4,283	5,059

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants	201,031	102	165

IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants	747,698	117	—

Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	117,958	101	92

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	450,000	94	28

Pac-West Telecomm, Inc.	Communications & Networking	Preferred Stock Warrants	54,688	121	—

PeerApp, Inc.(4)	Communications & Networking	Preferred Stock Warrants	298,779	61	23

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	135,000	95	206

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	1,136,277	52	109

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)

PointOne, Inc.	Communications & Networking	Common Stock Warrants	145,877	$131	$5

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	110,000	123	121

Stoke, Inc(4)	Communications & Networking	Preferred Stock Warrants	158,536	53	149
		Preferred Stock Warrants	72,727	65	81

Total Stoke, Inc.			231,263	118	230

Total Warrants Communications & Networking (0.23%)*			3,628,571	1,115	979

Atrenta, Inc.	Software	Preferred Stock Warrants	1,196,847	136	815
		Preferred Stock Warrants	356,973	95	284

Total Atrenta, Inc.			1,553,820	231	1,099

Blurb, Inc.	Software	Preferred Stock Warrants	439,336	323	855
		Preferred Stock Warrants	234,280	636	636

Total Blurb, Inc.			673,616	959	1,491

Braxton Technologies, LLC.	Software	Preferred Stock Warrants	168,750	189	—

Bullhorn, Inc.	Software	Preferred Stock Warrants	122,807	43	229

Central Desktop, Inc.	Software	Preferred Stock Warrants	522,823	108	398

Clickfox, Inc.	Software	Preferred Stock Warrants	1,038,563	329	522

Forescout Technologies, Inc.	Software	Preferred Stock Warrants	399,687	99	142

HighRoads, Inc.	Software	Preferred Stock Warrants	190,176	45	7

Kxen, Inc.(4)	Software	Preferred Stock Warrants	184,614	47	22

RichRelevance, Inc.	Software	Preferred Stock Warrants	112,749	98	12

Rockyou, Inc.	Software	Preferred Stock Warrants	41,266	116	1

Sportvision, Inc.	Software	Preferred Stock Warrants	259,139	$39	$—

SugarSync Inc.	Software	Preferred Stock Warrants	332,726	78	162

Daegis Inc. (pka Unify Corporation)	Software	Common Stock Warrants	718,860	1,434	237

White Sky, Inc.	Software	Preferred Stock Warrants	124,295	54	3

TaDa Innovations, Inc.	Software	Preferred Stock Warrants	20,833	25	25

WildTangent, Inc.	Software	Preferred Stock Warrants	100,000	238	22

Total Warrants Software (1.01%)*			6,564,724	4,132	4,372

Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants	26,386	601	—

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	181,818	63	196

Total Warrant Electronics & Computer Hardware (0.05%)*			208,204	664	196

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	502,273	309	516

Pacira Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Common Stock Warrants	178,987	1,086	425

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	340,534	528	—

Total Warrants Specialty Pharmaceuticals (0.22%)*			1,021,794	1,923	941

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants	65,000	321	250

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock Warrants	650,000	275	58

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	99,286	$24	$118

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants	423,529	252	2,495

Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	1,821,429	174	—

Total Warrant Consumer & Business Products (0.68%)*			3,059,244	1,046	2,921

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	360,000	160	145

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	239,872	157	—

iWatt, Inc.	Semiconductors	Preferred Stock Warrants	558,748	46	3
		Preferred Stock Warrants	1,954,762	582	10

Total iWatt, Inc.			2,513,510	628	13

Kovio Inc.	Semiconductors	Preferred Stock Warrants	319,352	92	4

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants	2,941,176	297	1,328

Quartics, Inc.	Semiconductors	Preferred Stock Warrants	69,139	53	—

Total Warrants Semiconductors (0.35%)*			6,443,049	1,387	1,490

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	274,508	356	82

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Preferred Stock Warrants	376,394	645	72

BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	150,000	291	427

Merrion Pharmaceuticals, Inc.(5)	Drug Delivery	Common Stock Warrants	1,453,519	214	194

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	61,452	87	155

Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	269,663	557	565

Total Warrant Drug Delivery (0.35%)*			2,585,536	2,150	1,495

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)

Gelesis	Therapeutic	Preferred Stock Warrants	263,688	$78	$106

BARRX Medical, Inc.	Therapeutic	Preferred Stock Warrants	66,667	76	189

EKOS Corporation	Therapeutic	Preferred Stock Warrants	4,448,135	327	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants	1,210,954	228	233

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants	38,829	99	—

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants	526,840	125	13

Oraya Therapeutics, Inc.(4)	Therapeutic	Preferred Stock Warrants	477,966	551	551

Total Warrants Therapeutic (0.25%)*			7,033,079	1,484	1,092

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	303,872	147	—

Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants	150,741	82	—

InXpo, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	648,400	98	56

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	200,000	43	—

RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	863,599	1,224	—

Reply! Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants	137,225	320	395

Trulia, Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants	168,165	188	413

Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	253,378	$51	$26

Total Warrants Internet Consumer & Business Services (0.21%)			2,725,380	2,153	890

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants	235,294	106	—
		Common Stock Warrants	34,939	49	—

Total Lilliputian Systems, Inc.			270,233	155	—

Total Warrants Energy (0.00%)*			270,233	155	—

Box.net, Inc.(4)	Information Services	Preferred Stock Warrants	199,219	117	1,557
		Preferred Stock Warrants	271,070	73	2,280
		Preferred Stock Warrants	62,255	193	233

Total Box.net, Inc.			532,544	383	4,070

Buzznet, Inc.	Information Services	Preferred Stock Warrants	19,962	9	—

Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	48,232	58	1

Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock Warrants	1,104,020	213	—

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	266,567	265	332

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)

Solutionary, Inc.	Information Services	Preferred Stock Warrants	117,171	96	—

Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	190,234	230	83

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants	620,000	172	237

Total Warrants Information Services (1.10%)			2,898,730	1,426	4,723

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock Warrants	6,206,187	1,069	872

Total Warrants Diagnostic (0.20%)*			6,206,187	1,069	872

deCODE genetics ehf.(5)	Biotechnology Tools	Preferred Stock Warrants	135,871	305	305

Labcyte, Inc.	Biotechnology Tools	Common Stock Warrants	840,817	197	263

Cempra Holdings LLC	Biotechnology Tools	Preferred Stock Warrants	370,714	187	186

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	204,545	45	203
		Preferred Stock Warrants	30,114	33	15

Total NuGEN Technologies, Inc.			234,659	$78	$218

Total Warrants Biotechnology Tools (0.23%)*			1,582,061	767	972

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	62,500	87	85

Transmedics, Inc.(4)	Surgical Devices	Preferred Stock Warrants	40,436	225	—

Total Warrants Surgical Devices (0.02%)*			102,936	312	85

Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants	407,457	482	2

Neoprobe (pka Navidea)	Media/Content/ Info	Common Stock Warrants	333,333	244	245

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock Warrants	110,018	60	504

Total Warrants Media/Content/Info (0.17%)*			850,808	786	751

BrightSource Energy, Inc.(4)	Clean Tech	Preferred Stock Warrants	130,120	675	834

Calera, Inc.	Clean Tech	Preferred Stock Warrants	44,529	513	475

EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	437,500	308	646

Enphase Energy, Inc.	Clean Tech	Preferred Stock Warrants	330,882	102	49

GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	393,212	548	208

NanoSolar, Inc.	Clean Tech	Preferred Stock Warrants	76,353	355	355

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	3,200,000	211	170

SCIenergy, Inc.(4)	Clean Tech	Preferred Stock Warrants	98,465	138	32

Solexel, Inc.	Clean Tech	Preferred Stock Warrants	245,682	1,161	275

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	320,000	162	82

Integrated Photovoltaics	Clean Tech	Preferred Stock Warrants	390,000	82	81

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)

Total Warrants Clean Tech (0.74%)*			5,666,743	4,255	3,207

Total Warrants (6.97%)			57,126,185	29,107	30,045

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock	144,017	1,092	2,411

Aveo Pharmaceuticals	Drug Discovery & Development	Common Stock	167,864	842	2,887

Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	502,684	503	374

Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	15,334	1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	546,448	2,000	3,825

Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	244,158	1,000	1,231

Total Equity Drug Discovery & Development (2.49%)*			1,620,505	6,937	10,728

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	93,456	243	163
Acceleron Pharmaceuticals, Inc.		Preferred Stock	43,488	98	138
Acceleron Pharmaceuticals, Inc.		Preferred Stock	19,268	60	61
Acceleron Pharmaceuticals, Inc.		Preferred Stock	600,601	1,000	724

Total Acceleron Pharmaceuticals, Inc.			756,813	1,401	1,086

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock	41,570	500	325

Total Equity Drug Delivery (0.33%)*			798,383	1,901	1,411

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	2,062,514	2,880	—

Neonova Holding Company	Communications & Networking	Preferred Stock	500,000	250	212

Peerless Network, Inc.	Communications & Networking	Preferred Stock	1,000,000	1,000	2,335

Stoke, Inc(4)	Communications & Networking	Preferred Stock	152,905	$500	$458

Total Equity Communications & Networking (0.70%)*			3,715,419	4,630	3,005

Atrenta, Inc.	Software	Preferred Stock	297,477	250	474

Total Equity Software (0.11%)*			297,477	250	474

Maxvision Holding, LLC.(7)(8)	Electronics & Computer Hardware	Common Stock	3,581,329	3,581	—

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock	4,717,813	268	—

Total Equity Electronics & Computer Hardware (0.00%)*			8,299,142	3,849	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*			166,419	750	—

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	500,000	500	360

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	187,970	500	491

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	317,893	880	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock	38,520	250	388

Total Equity Consumer & Business Products (0.29%)*			1,044,383	2,130	1,239

iWatt, Inc.	Semiconductors	Preferred Stock	2,412,864	490	984

NEXX Systems, Inc.	Semiconductors	Preferred Stock	1,273,392	277	802

Total Equity Semiconductors (0.41%)*			3,686,256	767	1,786

BARRX Medical, Inc.	Therapeutic	Preferred Stock	750,000	$1,500	$3,628

Gelesis	Therapeutic	Common Stock	674,208	—	108

		Preferred Stock	674,208	425	519
		Preferred Stock	675,676	500	520

Total Gelesis			2,024,092	925	1,147

Gynesonics, Inc	Therapeutic	Preferred Stock	219,298	250	156
Gynesonics, Inc		Preferred Stock	656,512	283	295

Total Gynesonics, Inc			875,810	533	451

Novasys Medical, Inc.	Therapeutic	Preferred Stock	4,118,444	1,000	799

Total Equity Therapeutic (1.40%)*			7,768,346	3,958	6,025

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock	218,251	177	44

RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock	347,827	1,000	—

Total Equity Internet Consumer & Business Services (0.01%)			566,078	1,177	44

Box.net, Inc.(4)	Information Services	Preferred Stock	390,625	500	3,543
		Preferred Stock	282,638	1,500	2,564

Total Box.net, Inc.			673,263	2,000	6,107

Buzznet, Inc.	Information Services	Preferred Stock	263,158	250	26

Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock	8,232,092	250	247

Solutionary, Inc.	Information Services	Preferred Stock	50,505	250	55

Good Technologies, Inc. (Visto Inter)	Information Services	Common Stock	500,000	603	90

Zeta Interactive Corporation	Information Services	Preferred Stock	500,000	500	629

Total Equity Information Services (1.66%)			10,219,018	3,853	7,154

Novadaq Technologies, Inc. (5)	Diagnostic	Common Stock	136,983	1,057	671

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock	8,112,876	3,655	2,468

Total Equity Diagnostic (0.73%)*			8,249,859	4,712	3,139

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Kamada, LTD.(5)	Biotechnology Tools	Common Stock	71,490	$427	$384

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	189,394	500	473

Total Equity Biotechnology Tools (0.20%)*			260,884	927	857

Transmedics, Inc. (4)	Surgical Devices	Preferred Stock	208,960	1,400	—

Total Equity Surgical Devices (0.00%)*			208,960	1,400	—

Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock	145,590	1,000	1,196

Total Equity Media/Content/Info (0.28%)*			145,590	1,000	1,196

Total Equity (8.60%)			47,046,719	38,241	37,058

Total Investments (151.47%)				$656,540	$652,870

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $34,519, $39,387 and $4,868 respectively. The tax cost of investments is $658,010
(3)	Except for warrants in thirteen publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2011 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2011, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	$26,108	$26,108

Total Aveo Pharmaceuticals, Inc.				26,108	26,108

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures July 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$4,699	4,678	4,707

Total Dicerna Pharmaceuticals, Inc.				4,678	4,707

PolyMedix, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$10,000	9,605	9,605

Total PolyMedix, Inc.				9,605	9,605

Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$1,666	2,033	2,033

Total Portola Pharmaceuticals, Inc.				2,033	2,033

Total Drug Discovery (10.29%)*				42,424	42,453

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$1,654	1,953	1,953

Total IKANO Communications, Inc.				1,953	1,953

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.125%	$7,624	7,469	7,459

Total Intelepeer, Inc.				7,469	7,459

Opsource, Inc.(4)	Communications & Networking	Senior Debt Matures June 2013 Interest rate Prime + 7.75% or Floor rate of 11.00%	$5,000	4,888	4,888
		Senior Debt Matures October 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$2,000	1,944	1,905
		Revolving Line of Credit Matures June 2011 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,500	1,458	1,458

Total Opsource, Inc.				8,290	8,251

Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures April 2014 Interest rate Prime + 7.5% or Floor rate of 12.0%	$10,000	9,634	9,634

Total Pac-West Telecomm, Inc.				9,634	9,634

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$2,911	$2,855	$2,792

Total PeerApp, Inc.				2,855	2,792

Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$4,000	3,883	3,883

Total Stoke, Inc.				3,883	3,883

Tectura Corporation	Communications & Networking	Senior Debt Matures December 2012 Interest rate 11%	$5,625	5,512	5,512
		Revolving Line of Credit Matures July 2011 Interest rate 11%	$17,477	18,488	18,488

Total Tectura Corporation				24,000	24,000

Total Communications & Networking (14.05%)*				58,084	57,972

Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$1,162	1,392	1,392

Total Blurb, Inc.				1,392	1,392

Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$6,000	5,801	5,801
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 5.00% or Floor rate of 12.00%	$2,000	1,997	1,997

Total Clickfox, Inc.				7,798	7,798

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 9.25% or Floor rate of 12.5%	$17,500	17,386	17,386

Total HighJump Acquisition, LLC.				17,386	17,386

Infologix, Inc (4)(7)	Software	Senior Debt Matures November 2013 Interest rate 12.00%	$5,500	5,162	5,162
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%		1,110	1,126
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$12,317	12,317	12,317
		Senior Debt Matures December 2010 Interest rate 18.00%	$2,178	2,178	2,178
		Senior Debt Matures April 2013 Interest rate 8.00%	$1,350	1,350	1,350
		Senior Debt Matures September 2011 Interest rate 10.00%	$500	509	509

Total Infologix, Inc.				22,626	22,642

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Unify Corporation	Software	Senior Debt Matures June 2015 Interest rate Libor + 8.5% or Floor rate of 10.5%	$24,000	$22,248	$22,968
		Revolving Line of Credit Matures June 2015 Interest rate Libor + 7.5% or Floor rate of 9.5%	$3,750	3,731	3,475

				25,979	26,443

Total Software (18.34%)*				75,181	75,661

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 11.875%	$540	540	540

Total Luminus Devices, Inc.				540	540

Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 7.25% or Floor rate of 10.75%	$5,000	5,377	377
		Senior Debt Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,409	3,382	3,382
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,100	3,163	3,163

Total Maxvision Holding, LLC				11,922	6,922

Total Electronics & Computer Hardware (1.81%)*				12,462	7,462

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$12,000	11,661	11,661

Total Althea Technologies, Inc.				11,661	11,661

Chroma Therapeutics, Ltd.(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$10,000	9,797	10,021

Total Chroma Therapeutics, Ltd.				9,797	10,021

Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures May 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	11,105	11,105
		Senior Debt Matures May 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	13,747	13,749

Total Pacira Pharmaceuticals, Inc.				24,852	24,854

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$9,306	$9,474	$9,474
		Convertible Senior Debt Interest Rate of 8.0% Matures March 2012	$1,888	1,888	2,467

Total Quatrx Pharmaceuticals Company				11,362	11,941

Total Specialty Pharmaceuticals (14.18%)*				57,672	58,477

IPA Holdings, LLC (4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 6.75% or Floor rate of 11.0%	$8,250	8,505	8,158
		Senior Debt Matures May 2013 Interest rate Prime + 9.75% or Floor rate of 14.0%	$6,500	7,019	6,995
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 6.25% or Floor rate of 10.5%	$856	761	761

Total IPA Holding, LLC				16,285	15,914

Trading Machines, Inc.	Consumer & Business Products	Senior Debt Matures January 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%	$9,812	8,644	4,000

Total Trading Machines, Inc.				8,644	4,000

Velocity Technology Solutions, Inc.	Consumer & Business Products	Senior Debt Matures February 2015 Interest rate LIBOR + 8% or Floor rate of 11.00%	$15,417	15,072	14,574
		Senior Debt Matures February 2015 Interest rate LIBOR + 10% or Floor rate of 13.00%	$8,333	8,317	8,526

Total Velocity Technology Solutions, Inc.				23,389	23,100

Total Consumer & Business Products (10.43%)*				48,318	43,014

Alexza Pharmaceuticals, Inc. (4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$15,000	14,526	14,472

Total Alexza Pharmaceuticals, Inc.				14,526	14,472

Labopharm USA, Inc. (5)	Drug Delivery	Senior Debt Matures December 2012 Interest rate 10.95%	$20,000	19,873	19,873

Total Labopharm USA, Inc.				19,873	19,873

Total Drug Delivery (8.33%)*				34,399	34,345

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$2,901	$3,349	$3,349

Total BARRX Medical, Inc.				3,349	3,349

Gelesis, Inc. (8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,771	2,799	45

Total Gelesis, Inc.				2,799	45

Gynesonics, Inc.	Therapeutic	Senior Debt Mature October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$6,500	6,277	6,277

Total Gynesonics, Inc.				6,277	6,277

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$6,539	6,392	5,802
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%	$5,900	5,996	5,996

Total Pacific Child & Family Associates, LLC				12,388	11,798

Total Therapeutic (5.20%)*				24,813	21,469

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Revolving Line of Credit Matures October 2011 Interest rate Prime + 9.50% or Floor rate of 14.00%	$2,108	1,855	1,855

Total RazorGator Interactive Group, Inc.				1,855	1,855

Reply! Inc. (4)	Internet Consumer & Business Services	Senior Debt Matures June 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%	$5,000	4,645	4,645

Total Reply! Inc.				4,645	4,645

Total Internet Consumer & Business Services (1.58%)				6,500	6,500

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50% or Floor rate of 7.50%	$213	270	270
		Senior Debt Matures September 2011 Interest rate Prime + 0.50% or Floor rate of 6.50%	$127	139	139

Total Box.net, Inc.				409	409

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Intelligent Beauty, Inc.	Information Services	Senior Debt Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$5,812	$5,563	$5,557
		Senior Debt Matures October 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$2,000	1,942	1,942

Total Intelligent Beauty, Inc.				7,505	7,499

Total Information Services (1.92%)				7,914	7,908

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$10,750	10,392	10,392

Total Optiscan Biomedical, Corp.				10,392	10,392

Total Diagnostic (2.52%)*				10,392	10,392

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,885	3,760	3,821

Total Labcyte, Inc.				3,760	3,821

Total Biotechnology Tools (0.93%)*				3,760	3,821

Transmedics, Inc. (4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,913	8,913

Total Transmedics, Inc.				8,913	8,913

Total Surgical Devices (2.16%)*				8,913	8,913

BrightSource Energy, Inc.	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$3,750	3,265	3,265
		Senior Debt Matures June 2012 Interest rate Prime + 9.55% or Floor rate of 12.80%	$4,583	4,156	4,156

Total BrightSource Energy, Inc.				7,421	7,421

Calera, Inc.	Clean Tech	Senior Debt Matures July 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,621	3,109	3,109

Total Calera, Inc.				3,109	3,109

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
GreatPoint Energy, Inc.	Clean Tech	Senior Debt Matures October 2013 Interest rate Prime + 8.2% or Floor rate of 11.45%	$5,000	$4,322	$4,322

Total GreatPoint Energy, Inc.				4,322	4,322

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate 11.0%	$2,118	1,880	1,850

Total Propel Biofuels, Inc.				1,880	1,850

Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$1,109	1,010	1,010
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$6,000	5,519	5,519

Total Solexel, Inc.				6,529	6,529

Total Clean Tech (5.63%)*				23,261	23,231

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Common Stock Warrants	46,446	$35	$189
		Preferred Stock Warrants	426,000	69	922
		Preferred Stock Warrants	110,270	39	100

Total Acceleron Pharmaceuticals, Inc.			582,716	143	1,211

Aveo Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	145,200	318	910
		Common Stock Warrants	156,641	524	1,400

Total Aveo Pharmaceuticals, Inc.			301,841	842	2,310

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	525,000	236	215
		Common Stock Warrants	50,000	28	25

Total Dicerna Pharmaceuticals, Inc.			575,000	264	240

EpiCept Corporation	Drug Discovery	Common Stock Warrants	353,172	44	122

Horizon Therapeutics, Inc.	Drug Discovery	Preferred Stock Warrants	53,199	231	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	302,143	155	170

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	210,473	137	155

PolyMedix, Inc.	Drug Discovery	Common Stock Warrants	627,586	480	248

Portola Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	687,023	152	505

Total Drug Discovery (1.20%)*			3,693,153	2,448	4,961

Affinity Videonet, Inc	Communications & Networking	Preferred Stock Warrants	201,031	102	180

IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants	747,698	117	—

Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	235,916	101	111

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	450,000	94	12

Opsource, Inc. (4)	Communications & Networking	Preferred Stock Warrants	762,069	223	105

Pac-West Telecomm, Inc.	Communications & Networking	Common Stock Warrants	54,688	121	147

PeerApp, Inc.	Communications & Networking	Preferred Stock Warrants	298,779	61	66

Peerless Network, Inc.	Communications & Networking	Common Stock Warrants	135,000	95	138

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	1,136,277	52	6

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	110,000	123	330
Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants	1,821,429	174	40

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Stoke, Inc(4)	Communications & Networking	Preferred Stock Warrants	158,536	$53	$210
		Preferred Stock Warrants	72,727	65	132

Total Stoke, Inc.			231,263	118	342

Tectura Corporation	Communications & Networking	Preferred Stock Warrants	253,378	51	10

Total Communications & Networking (0.36%)*			6,437,528	1,432	1,487

Atrenta, Inc.	Software	Preferred Stock Warrants	1,196,847	136	61
		Preferred Stock Warrants	356,973	95	22

Total Atrenta, Inc.			1,553,820	231	83

Blurb, Inc.	Software	Preferred Stock Warrants	439,336	324	577

Braxton Technologies, LLC.	Software	Preferred Stock Warrants	168,750	189	—

Bullhorn, Inc.	Software	Preferred Stock Warrants	122,807	43	234

Clickfox, Inc.	Software	Preferred Stock Warrants	1,038,563	329	1,286

Forescout Technologies, Inc.	Software	Preferred Stock Warrants	399,687	99	14

GameLogic, Inc.	Software	Preferred Stock Warrants	818,960	92	—

HighRoads, Inc.	Software	Preferred Stock Warrants	190,176	44	65

Infologix, Inc (4) (7)	Software	Preferred Stock Warrants	672,948	725	1,394

PSS Systems, Inc.	Software	Preferred Stock Warrants	350,000	51	17

Rockyou, Inc.	Software	Preferred Stock Warrants	41,266	117	186

Sportvision, Inc.	Software	Preferred Stock Warrants	259,139	39	—

Unify Corporation	Software	Preferred Stock Warrants	718,860	1,434	693

WildTangent, Inc.	Software	Preferred Stock Warrants	100,000	238	10

Total Software (1.11%)*			6,874,312	3,955	4,559

Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants	26,386	601	—

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	181,818	63	90

Spatial Photonics, Inc. (8)	Electronics & Computer Hardware	Preferred Stock Warrants	1,322,222	130	—

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	4,303,726	100	—

Total Electronics & Computer Hardware (0.02%)*			5,834,152	894	90

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	107,779	$69	$762

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	502,273	310	275

Chroma Therapeutics, Ltd. (5)	Specialty Pharmaceuticals	Preferred Stock Warrants	325,261	490	632

Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	1,925,000	1,086	1,255

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	340,534	528	—

Total Specialty Pharmaceuticals (0.71%)*			3,200,847	2,483	2,924

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants	65,000	321	75

IPA Holdings, LLC (4)	Consumer & Business Products	Preferred Stock Warrants	650,000	275	—

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	99,286	24	61
Trading Machines, Inc.	Consumer & Business Products	Preferred Stock Warrants	1,237,113	878	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants	423,529	252	1,443

Total Consumer & Business Products (0.38%)*			2,474,928	1,750	1,579

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	239,872	157	1

iWatt, Inc.	Semiconductors	Preferred Stock Warrants	558,748	46	1
		Preferred Stock Warrants	1,954,762	583	467

Total iWatt, Inc.			2,513,510	629	468

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants	2,941,176	297	1,113

Quartics, Inc.	Semiconductors	Preferred Stock Warrants	69,139	53	—

Solarflare Communications, Inc.	Semiconductors	Preferred Stock Warrants	5,312	83	—

Total Semiconductors (0.38%)*			5,769,009	1,219	1,582

Alexza Pharmaceuticals, Inc. (4)	Drug Delivery	Common Stock Warrants	376,394	645	193

Labopharm USA, Inc. (5)	Drug Delivery	Common Stock Warrants	795,152	635	329

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	61,452	87	76

Total Drug Delivery (0.14%)*			1,232,998	1,367	598

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
BARRX Medical, Inc.	Therapeutic	Preferred Stock Warrants	66,667	$76	$70

EKOS Corporation	Therapeutic	Preferred Stock Warrants	4,448,135	328	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants	1,210,954	228	221

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants	38,829	99	26

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants	526,840	125	8

Total Therapeutic (0.08%)*			6,291,425	856	326

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	303,872	147	—

Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants	150,741	82	92

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	200,000	43	50

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Preferred Stock Warrants	863,599	1,224	—

Reply! Inc. (4)	Internet Consumer & Business Services	Preferred Stock Warrants	137,225	320	320

Total Internet Consumer & Business Services (0.11%)			1,655,437	1,816	462

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants	235,294	106	3
		Common Stock Warrants	34,939	49	—

Total Lilliputian Systems, Inc.			270,233	155	3

Total Energy (0.00%)*			270,233	155	3

Box.net, Inc.	Information Services	Preferred Stock Warrants	271,070	73	184
		Preferred Stock Warrants	199,219	117	117

Total Box.net, Inc.			470,289	190	301

Buzznet, Inc.	Information Services	Preferred Stock Warrants	19,962	9	—

hi5 Networks, Inc.	Information Services	Preferred Stock Warrants	1,104,020	213	—

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	266,567	264	122

Solutionary, Inc.	Information Services	Preferred Stock Warrants	117,171	96	—

Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	114,140	230	230

Coveroo, Inc.	Information Services	Preferred Stock Warrants	54,698	7	—

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants	620,000	172	57

Total Information Services (0.17%)			2,766,847	1,181	710

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock Warrants	9,747,439	1,069	637

Total Diagnostic (0.15%)*			9,747,439	1,069	637

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Kamada, LTD. (5)	Biotechnology Tools	Common Stock Warrants	71,490	$159	$164

Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	821,708	192	—

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	204,545	45	44
		Preferred Stock Warrants	30,114	33	1

Total NuGEN Technologies, Inc.			234,659	78	45

Total Biotechnology Tools (0.05%)*			1,127,857	429	209

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants	15,385	37	—

Transmedics, Inc. (4)	Surgical Devices	Preferred Stock Warrants	146,370	225	159

Total Surgical Devices (0.04%)*			161,755	262	159

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants	407,457	482	283

Waterfront Media, Inc. (Everyday Health)		Preferred Stock Warrants	110,018	60	630

Total Media/Content/Info (0.22%)*			517,475	542	913

BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants	130,120	675	674

Calera, Inc.	Clean Tech	Preferred Stock Warrants	44,529	513	527

GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	370,850	548	627

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	3,200,000	211	192

Solexel, Inc.	Clean Tech	Preferred Stock Warrants	65,260	335	292

Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	320,000	162	180

Total Clean Tech (0.60%)*			4,130,759	2,444	2,492

Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock	737,545	1,340	2,316

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock	502,684	503	503

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock	15,334	1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock	546,448	2,000	1,546

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock	244,158	1,000	999

Total Drug Discovery (1.30%)*			2,046,169	6,343	5,364

E-band Communications, Corp. (6)	Communications & Networking	Preferred Stock	2,062,514	2,880	3,069

Neonova Holding Company	Communications & Networking	Preferred Stock	500,000	250	140
Peerless Network, Inc.	Communications & Networking	Preferred Stock	1,000,000	1,000	1,930

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Stoke, Inc (4)	Communications & Networking	Preferred Stock	152,905	$500	$500

Total Communications & Networking (1.37%)*			3,715,419	4,630	5,639

Atrenta, Inc.	Software	Preferred Stock	297,477	250	143

Infologix, Inc (4) (7)	Software	Common Stock	4,505,668	8,391	16,144

Total Software (3.95%)*			4,803,145	8,641	16,287

Maxvision Holding, LLC.	Electronics & Computer Hardware	Common Stock	81,329	81	—

Spatial Photonics, Inc. (8)	Electronics & Computer Hardware	Preferred Stock	5,828,924	768	267

Total Electronics & Computer Hardware (0.06%)*			5,910,253	849	267

Aegerion Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Common Stock	194,617	1,475	2,206

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	166,419	750	—

Total Specialty Pharmaceuticals (0.53%)*			361,036	2,225	2,206

IPA Holdings, LLC (4)	Consumer & Business Products	Common Stock	500,000	500	—

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	187,970	500	439

Trading Machines, Inc.	Consumer & Business Products	Preferred Stock	50,000	50	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock	38,520	250	283

Total Consumer & Business Products (0.18%)*			776,490	1,300	722

iWatt, Inc.	Semiconductors	Preferred Stock	2,412,864	490	941

NEXX Systems, Inc.	Semiconductors	Preferred Stock	1,273,392	277	704

Solarflare Communications, Inc.	Semiconductors	Common Stock	6,407	641	—

Total Semiconductors (0.40%)*			3,692,663	1,408	1,645

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock	41,570	500	308

Total Drug Delivery (0.07%)*			41,570	500	308

BARRX Medical, Inc.	Therapeutic	Preferred Stock	750,000	1,500	1,890

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Gynesonics, Inc.	Therapeutic	Preferred Stock	875,810	$532	$456

Novasys Medical, Inc.	Therapeutic	Preferred Stock	4,118,444	1,000	1,159

Total Therapeutic (0.85%)*			5,744,254	3,032	3,505

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock	218,251	177	292

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Preferred Stock	347,827	1,000	—

Total Internet Consumer & Business Services (0.07%)*			566,078	1,177	292

Box.net, Inc.	Information Services	Preferred Stock	390,625	500	500

Buzznet, Inc.	Information Services	Preferred Stock	263,158	250	37

XL Education Corp.	Information Services	Common Stock	317,893	880	880

hi5 Networks, Inc.	Information Services	Preferred Stock	8,232,092	250	247

Solutionary, Inc.	Information Services	Preferred Stock	50,505	250	50

Good Technologies, Inc.	Information Services	Common Stock	500,000	603	150

Zeta Interactive Corporation	Information Services	Preferred Stock	500,000	500	375

Total Information Services (0.54%)			10,254,273	3,233	2,239

Novadaq Technologies, Inc. (5)	Diagnostic	Common Stock	183,383	1,415	675

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock	8,112,876	3,655	3,207

Total Diagnostic (0.94%)*			8,296,259	5,070	3,882

Kamada, LTD. (5)	Biotechnology Tools	Common Stock	237,771	752	1,754

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	189,394	500	203

Total Biotechnology Tools (0.47%)*			427,165	1,252	1,957

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock	32,051	250	—

Transmedics, Inc. (4)	Surgical Devices	Preferred Stock	322,014	1,100	1,100

Total Surgical Devices (0.27%)*			354,065	1,350	1,100

Waterfront Media, Inc. (Everyday Health)	Media/Content/Info	Preferred Stock	145,590	1,000	1,310

Total Media/Content/Info (0.32%)*			145,590	1,000	1,310

Total Investments (114.42%)*				$480,405	$472,032

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $22,458, $32,232 and $9,774 respectively. The tax cost of investments is $481,432
(3)	Except for warrants in ten publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2010 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2010, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
(Dollars in thousands, except per share data)	2011	2010	2009
Investment Income:
Interest income
Non Control/Non Affliate investments	$69,552	$51,417	$61,781
Affliate investments	—	—	153
Control investments	794	3,283	266

Total interest income	70,346	54,700	62,200

Fees
Non Control/Non Affliate investments	9,400	5,045	10,883
Affliate investments	14	—	19
Control investments	95	(271)	1,175

Total fees	9,509	4,774	12,077

Total operating income	79,855	59,474	74,277
Operating expenses:
Interest	13,252	8,572	9,387
Loan fees	2,635	1,259	1,880
General and administrative	7,992	7,086	7,281
Employee Compensation:
Compensation and benefits	13,260	10,474	10,737
Stock-based compensation	3,128	2,709	1,888

Total employee compensation	16,388	13,183	12,625

Total operating expenses	40,267	30,100	31,173

Net investment income	39,588	29,374	43,104
Net realized gains (losses) on invesmtents
Non Control/Non Affliate investments	2,741	(28,873)	(26,501)
Affliate investments	—	—	(4,300)
Control investments	—	2,491	—

Total net net realized gain (loss) on investments	2,741	(26,382)	(30,801)

Net increase (decrease) in unrealized appreciation on investments
Non Control/Non Affliate investments	(3,976)	1,118	(12,426)
Affliate investments	3,425	795	5,334
Control investments	5,158	77	8,361

Total net unrealized appreciation on investments	4,607	1,990	1,269

Total net realized (unrealized) gain	7,348	(24,392)	(29,532)

Net increase in net assets resulting from operations	$46,936	$4,982	$13,572

Net investment income before provision for income taxes and investment gains and losses per common share:
Basic	$0.91	$0.80	$1.25

Net increase in net assets resulting from operations per common share
Basic	$1.08	$0.12	$0.38

Diluted	$1.07	$0.12	$0.37

Weighted average shares outstanding
Basic	42,988	36,156	34,486

Diluted	43,299	36,870	34,891

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions From Net Investment Income	Provision for Income Taxes on Investment Gains	Net Assets

	Shares	Par Value
Balance at January 1, 2009	33,096	$33	$395,760	$(11,297)	$3,906	$(5,602)	$(342)	$382,458
Net increase in net assets resulting from operations	—	—	—	1,269	(30,801)	43,104	—	13,572
Issuance of common stock .	3	—	22	—	—	—	—	22
Issuance of common stock under restricted stock plan	307	—	—	—	—	—	—	—
Issuance of common stock under dividend reinvestment plan	307	—	2,862	—	—	—	—	2,862
Issuance of common stock dividend in first quarter of 2009	1,921	2	9,530	—	—	—	—	9,532
Dividends declared	—	—	—	—	—	(43,914)	—	(43,914)
Stock-based compensation	—	—	1,983	—	—	—	—	1,983
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,121)	—	(1,234)	2,355	—	—

Balance at December 31, 2009	35,634	$35	$409,036	$(10,028)	$(28,129)	$(4,057)	$(342)	$366,515

Net increase in net assets resulting from operations	—	$—	$—	$1,990	$(26,382)	$29,374	$—	$4,982
Issuance of common stock	531	1	2661	—	—	—	—	2,662
Issuance of common stock under restricted stock plan	485	—	—	—	—	—	—	—
Acquisition of common stock under repurchase plan	(403)	—	(3,699)	—	—	—	—	(3,699)
Issuance of common stock under dividend reinvestement plan	199	—	1,927	—	—	—	—	1927
Retired shares from net issuance	(189)	—	(1,934)	—	—	—	—	(1,934)
Public Offering	7,187	7	68,097	—	—	—	—	68,104
Dividends declared	—	—	—	—	—	(28,816)	—	(28,816)
Stock-based compensation	—	—	2,790	—	—	—	—	2,790
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,329)	—	3,478	(2,149)	—	—

Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,648)	$(342)	$412,531

Net increase in net assets resulting from operations	—	$—	$—	$4,607	$2,741	$39,588	$—	$46,936
Issuance of common stock .	188	1	981	—	—	—	—	982
Issuance of common stock under restricted stock plan	140	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	167	—	1,649	—	—	—	—	1,649
Retired shares from net issuance	(86)	—	(952)	—	—	—	—	(952)
Issuance of the Convertible Senior Notes (see Note 4)	—	—	5,190	—	—	—	—	5,190
Dividends declared	—	—	—	—	—	(38,490)	—	(38,490)
Stock-based compensation	—	—	3,195	—	—	—	—	3,195
Tax Reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(3,368)	—	5,250	(1,882)	—	—

Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	For the Years Ended December 31,
	2011	2010	2009
Cash flows from operating activities:
Net increase in net assets resulting from operations	$46,936	$4,982	$13,572
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by operating activities:
Purchase of investments	(445,066)	(322,331)	(89,188)
Principal payments received on investments	247,325	196,119	274,819
Proceeds from sale of investments	17,733	7,613	5,769
Net unrealized appreciation on investments	(4,607)	(1,990)	(1,269)
Net realized (gain) loss on investments	(2,741)	26,382	30,801
Net unrealized appreciation due to lender	—	(13)	29
Accretion of paid-in-kind principal	(1,943)	(3,246)	(2,959)
Accretion of loan discounts	(6,999)	(4,526)	(5,463)
Accretion of loan exit fees	(94)	437	(4,649)
Amortization of deferred loan origination revenue	2,420	4,013	(4,446)
Unearned fees related to unfunded commitments	615	172	—
Accretion of loan discount on Convertible Senior Notes	767	—	—
Amortization of debt fees and issuance costs	1,688	539	448
Depreciation	348	400	367
Stock-based compensation and amortization of restricted stock grants	3,195	2,790	1,983
Common stock issued in lieu of Director compensation	—	105	22
Change in operating assets and liabilities:
Interest and fees receivable	(1,300)	(1,200)	1,478
Prepaid expenses and other assets	318	(276)	2,396
Accounts payable	(563)	350	(70)
Income tax receivable (payable)	—	(41)	—
Accrued liabilities	2,443	(3,529)	2,484
Excise tax payable	—	—	(196)

Net cash provided by (used in) operating activities	(139,525)	(93,250)	225,928

Cash flows from investing activities:
Purchases of capital equipment	(189)	(244)	(134)
Other long-term assets	(25)	350	(360)

Net cash provided by (used in) investing activities	(214)	106	(494)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	30	68,727	—
Stock repurchase program	—	(3,699)	—
Dividends paid	(36,843)	(26,889)	(31,519)
Borrowings of credit facilities	92,500	39,400	98,988
Repayments of credit facilities	(27,313)	—	(185,170)
Issuance of Convertible Senior Notes	75,000	—	—
Cash paid for issuance costs for Convertible Senior Notes	(3,110)	—	—
Fees paid for credit facilities and debentures	(3,065)	(2,209)	(147)

Net cash provided by (used in) financing activities	97,199	75,330	(117,848)

Net increase (decrease) in cash	(42,540)	(17,814)	107,586
Cash and cash equivalents at beginning of period	107,014	124,828	17,242

Cash and cash equivalents at end of period	$64,474	$107,014	$124,828

Supplemental disclosures:
Interest paid	$11,270	$8,274	$9,386
Income taxes paid	$66	$39	$228
Stock dividend	$1,649	$1,927	$12,394

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business, Basis of Presentation and Summary of Significant Accounting Policies

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and select lower middle market technology companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, MA, Boulder, CO and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, LP (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”), under the authority of the Small Business Administration (“SBA”), on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC, or HTM, a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4).

HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7% of our total assets prior to consolidation at December 31, 2011.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The Company currently qualifies as a RIC for federal income tax purposes, which allows the Company to avoid paying corporate income taxes on any income or gains that the Company distributes to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of the Company’s gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments.

2. Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157, Fair Value Measurements). At December 31, 2011, 87.4% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in

Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in equity sponsored technology-related companies including life science, clean technology and select lower middle market technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain of the Company’s portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with the initial valuation of each portfolio company or investment by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments, if any; and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in equity sponsored technology, life science and clean technology companies. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

The Company applies a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and related equity. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2011 and 2010:

		Investments at Fair Value as of December 31, 2011
(in thousands) Description	12/31/2011	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$585,767	$—	$—	$585,767
Preferred stock	30,289	—	—	30,289
Common stock	6,769	6,679	—	90
Warrants	30,045	—	3,761	26,284

	$652,870	$6,679	$3,761	$642,430

		Investments at Fair Value as of December 31, 2010
(in thousands) Description	12/31/2010	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$394,198	$—	$—	$394,198
Subordinated debt	7,420	—	—	7,420
Preferred stock	24,607	—	—	24,607
Common stock	22,117	4,943	16,144	1,030
Warrants	23,690	—	6,289	17,401

	$472,032	$4,943	$22,433	$444,656

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the year ended December 31, 2011 and 2010.

(in thousands)	Balance, January 1, 2011	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balances, December 31, 2011
Senior Debt	$394,198	$(4,301)	$9,050	$454,640	$—	$(263,432)	$—	$—	$(4,388)	585,767
Subordinated Debt	7,420	—	—	—	—	(7,420)	—	—	—	—
Preferred Stock	24,607	(1,441)	838	1,860	—	—	—	4,425	—	30,289
Common Stock	1,030	—	(940)	—	—	—	—	—	—	90
Warrants	17,401	(1,054)	5,243	6,507	(497)	—	(51)	—	(1,265)	26,284

Total	$444,656	$(6,796)	$14,191	$463,007	$(497)	$(270,852)	$(51)	$4,425	$(5,653)	$642,430

(in thousands)	Balance, January 1, 2010	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2010
Senior Debt	$319,129	$(12,835)	$(3,076)	$98,058	$(7,078)	$394,198
Subordinated Debt	—	—	—	7,420	—	7,420
Senior Debt-Second Lien	6,005	—	—	(6,005)	—	—
Preferred Stock	22,875	(1,250)	(995)	2,603	1,374	24,607
Common Stock	1,773	(15,037)	(743)	15,037	—	1,030
Warrants	11,076	(1,225)	568	8,650	(1,668)	17,401

Total	$360,858	$(30,347)	$(4,246)	$125,764	$(7,372)	$444,656

(1)	Includes net realized gains /(losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers in/out of Level 3 relate to the conversion of MaxVision Holding, LLC. debt to equity during the second quarter, the conversion of Gelesis, Inc. debt to equity in the fourth quarter, and the initial public offering of Pacira Pharmaceuticals, Inc.

For the year ended December 31, 2011, approximately $9.1 million and $3.8 million in unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $480,000 in unrealized depreciation was recorded for equity Level 3 investments relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments at December 31, 2011 and December 31, 2010:

(in thousands)	December 31, 2011
Portfolio Company	Type	Fair Value at December 31, 2011	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
MaxVision Holding, LLC.	Control	$1,027	$889	$(5,158)	$—	$—
E-Band Communiations, Corp.	Non-Controlled Affiliate	—	14	(3,425)	—	—

Total		$1,027	$903	$(8,583)	$—	$—

(in thousands)	December 31, 2010
Portfolio Company	Type	Fair Value at December 31, 2010	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
InfoLogix, Inc.	Control	$40,181	$3,013	$77	$128	$2,517
E-Band Communiations, Corp.	Non-Controlled Affiliate	3,069	—	795	—	—

Total		$43,250	$3,013	$872	$128	$2,517

The Company’s investment in InfoLogix, Inc., a company that was a Control Investment as of December 31, 2010, was sold to Stanley Black & Decker (NYSE:SWK) in January 2011. Approximately $8.3 million of realized gains and $8.4 million of net change in unrealized depreciation was recognized on this control investment during the three-month period ended March 31, 2011.

Income Recognition

Interest income is recorded on the accrual basis and the Company will recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

There was one loan on non-accrual status as of December 31, 2011 with an approximate cost of $7.7 million and fair value of approximately $1.0 million. There were two loans on non-accrual as of December 31, 2010 with an aggregate cost of approximately $11.4 million and fair value of approximately $4.0 million and five loans on non-accrual as of December 31, 2009 with an aggregate cost of approximately $25.5 million and fair value of approximately $10.5 million.

During the years ended December 31, 2011 and 2010, the Company made investments in debt securities, including restructured loans, totaling approximately $433.4 million and $320.4 million, respectively. During the years ended December 31, 2011 and 2010, the Company funded equity investments of approximately $2.1 million and $2.3 million, respectively.

During the years ended December 31, 2011 and 2010, the Company recognized $9.3 million and $2.6 million in realized gains, respectively from the sale of common stock in its public portfolio companies. During the years ended December 31, 2011 and 2010, the Company recognized realized losses of approximately $6.5 million and $29.0 million, respectively million from equity, loan, and warrant investments in portfolio companies that have been liquidated.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the years ended December 31, 2011, 2010 and 2009, the Company recognized approximately $1.7 million, $2.3 million and $2.9 million in PIK income, respectively. The Company recognizes nonrecurring fees amortized over the remaining term of the loan relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Loan origination, and commitment fees received in full at the inception of a loan or upon modification are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into fee income over the contractual life of the loan. The Company had approximately $4.5 million, $6.6 million and $2.4 million of unamortized fees at December 31, 2011, 2010 and 2009, respectively, and approximately $4.4 million, $5.1 million $6.6 million in exit fees receivable at December 31, 2011, 2010 and 2009, respectively.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2011, approximately 63% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 36% of the loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 1% of portfolio company loans had an equipment only lien.

Financing costs

Debt financing costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, were as follows:

	As of December 31
(in thousands)	2011	2010
Wells Facility	$906	$250
SBA Debenture	5,828	4,917
Convertible Debt	2,477	—

	$9,211	$5,167

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

Compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our net taxable interest, dividend and fee income, as well as our net realized capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in our investments, because gains and losses are not included in taxable income until they are realized and required to be recognized. Taxable income includes certain income, such as contractual payment-in-kind interest and amortization of discounts and fees that is required to be accrued for tax purposes even though cash collections of such income are generally deferred until repayment of the loans or debt securities that gave rise to such income.

We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98.2% of our capital gain net income for each one year period ending on October 31. We did not record an excise tax provision for the years ended December 31, 2011 and 2010. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2011, 2010 and 2009, the Company issued approximately 167,000, 199,000 and 307,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related companies, including clean technology, life science, and lower middle market companies. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 was issued concurrently with International Financial Reporting Standards No.13 (“IFRS 13”), Fair Value Measurements, to provide largely identical guidance about fair value measurement and disclosure requirements as is currently required under ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820). The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or GAAP. For GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS 13. ASU 2011-04 eliminates the concepts of in-use and in-exchange when measuring fair value of all financial instruments. For Level 3 fair value measurements, the ASU requires that our disclosure include quantitative information about significant unobservable inputs, a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs, and a description of our valuation process. Public companies are required to apply ASU 2011-04 prospectively for interim and annual periods beginning after December 15, 2011. The Company is currently evaluating the impact of the adoption of ASU 2011-04 on its financial statements and disclosures.

2. Investments

Investments consist of securities issued by privately- and publicly-held companies consisting of senior debt, subordinated debt, warrants and preferred equity securities. Our investments are identified in the accompanying consolidated schedule of investments. Our debt securities are payable in installments with final maturities generally from 3 to 7 years and are generally collateralized by all assets of the borrower.

A summary of the composition of the Company’s investment portfolio as of December 31, 2011 and 2010 at fair value is shown as follows:

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$482,268	73.9%	$357,963	75.8%
Senior secured debt	133,544	20.4%	59,251	12.6%
Preferred stock	30,181	4.6%	26,813	5.7%
Senior debt-second lien with warrants	—	0.0%	8,094	1.7%
Common Stock	6,877	1.1%	19,911	4.2%

	$652,870	100.0%	$472,032	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location is as follows:

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$634,736	97.2%	$438,585	92.9%
England	8,266	1.3%	10,653	2.3%
Iceland	4,970	0.7%	—	0.0%
Ireland	3,842	0.6%	—	0.0%
Canada	672	0.1%	20,876	4.4%
Israel	384	0.1%	1,918	0.4%

	$652,870	100.0%	$472,032	100.0%

The following table shows the fair value of our portfolio by industry sector as of December 31, 2011 and 2010 (excluding unearned income):

	December 31, 2011		December 31, 2010
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$131,428	20.1%	$52,777	11.2%
Internet Consumer & Business Services	117,542	18.0%	7,255	1.5%
Clean Tech	64,587	9.9%	25,722	5.4%
Drug Delivery	62,665	9.6%	35,250	7.5%
Information Services	45,850	7.0%	10,857	2.3%
Specialty Pharma	39,384	6.0%	63,607	13.5%
Media/Content/Info	38,476	5.9%	25,300	5.4%
Therapeutic	35,911	5.5%	2,223	0.5%
Communications & Networking	28,618	4.4%	65,098	13.8%
Software	27,850	4.3%	96,508	20.4%
Biotechnology Tools	18,693	2.9%	5,987	1.3%
Diagnostic	15,158	2.3%	14,911	3.2%
Surgical Devices	11,566	1.8%	10,172	2.1%
Semiconductors	9,733	1.5%	3,227	0.7%
Consumer & Business Products	4,186	0.6%	45,316	9.6%
Electronics & Computer Hardware	1,223	0.2%	7,819	1.6%
Energy	—	0.0%	3	0.0%

	$652,870	100.0%	$472,032	100.0%

During the years ended December 31, 2011 and 2010, the Company made investments in debt securities totaling $433.6 million and $320.4 million, respectively, and made investments in equity securities of approximately $2.1 and $2.3 million, respectively. In addition, during the year ended December 31, 2011, the Company converted approximately $4.4 million of debt to equity in two portfolio companies. No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2011 and 2010.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes and the SBIC debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. Based on market quotations on or around December 31, 2011 the Convertible Senior Notes were trading for $0.885 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of its SBIC debentures would be approximately $247.9 million, compared to the carrying amount of $225.0 million as of December 31, 2011.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 1.

4. Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of December 31, 2011, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. The Company’s net investment of $75.0 million in HT II as of December 31, 2011 fully funds the required regulatory capital for HT II. HT II has a total of $125.0 million of SBA guaranteed debentures outstanding as of December 31, 2011 and has paid the SBA commitment fees of approximately $1.5 million. As of December 31, 2011, the Company held investments in HT II in 57 companies with a fair value of approximately $198.7 million, accounting for approximately 30.4% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $50.0 million in HT III as of December 31, 2011, HT III has the capacity to issue a total of $100.0 million of SBA guaranteed debentures, subject to SBA approval, of which $100.0 million were outstanding as of December 31, 2011. As of December 31, 2011, HT III has paid the SBA commitment fees of approximately $1.0 million. As of December 31, 2011, the Company held investments in HT III in 23 companies with a fair value of approximately $124.8 million, accounting for approximately 19.1% of the Company’s total portfolio. See Note 16.

There is no assurance that HT II or HT III will be able to draw to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA.

A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2011 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.88% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fee related to HT III debentures that pooled on September 21, 2011 was 0.285%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2011 for HT II was approximately $125.5 million with an average interest rate of approximately 6.0%. The average amount of debentures outstanding for the quarter ended December 31, 2011 for HT III was approximately $60.0 million with an average interest rate of approximately 3.0%.

HT II and HT III hold approximately $217.2 million and $167.1 million in assets, respectively, and accounted for approximately 21.7% and 16.7% of our total assets prior to consolidation at December 31, 2011.

The Company reported the following SBA debentures outstanding on its Consolidated Balance Sheet as of December 31, 2011 and December 31, 2010:

				December 31,
(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)		2011	2010
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%		$12,000	$12,000
March 26, 2008	March 1, 2018	6.38%		58,050	58,050
September 24, 2008	September 1, 2018	6.63%		13,750	38,750
March 25, 2009	March 1, 2019	5.53%		18,400	18,400
September 23, 2009	September 1, 2019	4.64%		3,400	3,400
September 22, 2010	September 1, 2020	3.62%		6,500	6,500
September 22, 2010	September 1, 2020	3.50%		22,900	32,900
March 29, 2011	March 1, 2021	4.37%		28,750	—
September 21, 2011	September 1, 2021	3.16%		25,000	—
October 18, 2011	March 1, 2022	1.35	%(2)	36,250	—

Total SBA Debentures				$225,000	$170,000

(1)	Interest rate includes annual charge
(2)	Interim interest on the October 18, 2011 borrowing will pool on March 20, 2012 at which date the principal interest rate will be set.

At December 31, 2011 and December 31, 2010, the Company had the following borrowing capacity and outstanding borrowings:

	December 31, 2011		December 31, 2010
	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$20,000	$—
Wells Facility	75,000	10,187	50,000	—
Convertible Senior Notes(2)	75,000	70,353	—	—
SBA Debenture(3)	225,000	225,000	225,000	170,000

Total	$430,000	$305,540	$295,000	$170,000

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $4,647 at December 31, 2011.
(3)	In January 2011, we repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In February 2011, we submitted a request to the SBA to borrow $25.0 million under a new capital commitment and in April 2011, the SBA approved a $25.0 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $125.0 million was available in HT II and $100.0 million was available in HT III.
In February 2012, we repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. We plan to submit a request to the SBA to borrow the $24.3 million under a new capital commitment under HT III, subject to SBA approval. There can be no assurances that the SBA will approve our new capital commitment request or the pricing to be consistent with the September 2011 pricing or that we will have drawn on any possible commitment.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior

Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated balance sheet. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of December 31, 2011, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $5.2 million.

As of December 31, 2011, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of December 31, 2011
Principal amount of debt	$75,000
Original issue discount, net of accretion	(4,647)

Carrying value of debt	$70,353

For the three and twelve months ended December 31, 2011, the components of interest expense and cash paid for interest expense for the Convertible Senior Notes were as follows:

(in thousands)	Three Months Ended December 31, 2011	Twelve Months Ended December 31, 2011
Stated interest expense	$1,125	$3,187
Accretion of original issue discount	271	767
Amortization of debt issuance cost	144	409

Total interest expense	$1,540	$4,363

Cash paid for interest expense	$2,250	$2,250

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.2% for the year ended December 31, 2011. As of December 31, 2011, we are in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 5.00% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires the monthly payment of a non-use fee of 0.3% for each payment date on or before September 1, 2011. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.75%. From September 1, 2011 through September 30, 2011, this non-use fee was 0.75%. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through June 2014. There was approximately $10.2 of outstanding debt under the Wells Facility at December 31, 2011.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the cumulative amount of equity raised after March 31, 2011. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At December 31, 2011, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2011.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. During the first quarter of

2009, the Company paid off all remaining principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility was terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $715,000 as of December 31, 2011 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2011 and 2010, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	December 31,
(in thousands)	2011	2010
Distributions in excess of investment income	$(1,882)	$(2,149)
Accumulated realized gains (losses)	5,250	3,478
Additional paid-in capital	(3,368)	(1,329)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2011 and 2010 was ordinary income in the amounts of $38.5 million and $28.8 million, respectively.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $34.5 million and $22.4 million as of December 31, 2011 and 2010, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $39.4 million and $32.2 million as of December 31, 2011 and 2010, respectively. The net unrealized depreciation over cost for federal income tax purposes was $4.9 million as of December 31, 2011 and net unrealized depreciation over cost for federal income tax purposes was $9.8 million as of December 31, 2010. The aggregate cost of securities for federal income tax purposes was $658.0 million and $481.4 million as of December 31, 2011 and 2010, respectively.

At December 31, 2011 and 2010, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Net Assets and Liabilities by temporary book/ tax differences primarily arising from the treatment of loan related yield enhancements.

	December 31,
(in thousands)	2011	2010
Accumulated Capital Gains (Losses)	$(48,567)	$(50,057)
Other Temporary Differences	(16)	(6,260)
Undistributed Ordinary Income	236	220
Unrealized Appreciation (Depreciation)	(4,901)	(8,963)

Components of Distributable Earnings	$(53,248)	$(65,060)

The Company will classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2008, 2009 and 2010 federal tax years for the Company remain subject to examination by the IRS. The 2007, 2008, 2009 and 2010 state tax years for the Company remain subject to examination by the California Franchise Tax Board.

6. Shareholders’ Equity

The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

In conjunction with a June 2004 private placement, the Company issued warrants to purchase one share of common stock within five years (the “Five Year Warrants”). Warrants for 88,323 shares were exercised in 2008 for net proceeds of approximately $934,000 and 283,614 warrants expired in June of 2009.

On August 2, 2011, the Company approved the extension of the stock repurchase plan as previously approved on February 8, 2010 under the same terms and conditions that allows the Company to repurchase up to $35.0 million of its common stock for an additional six month period with a new expiration date of February 26, 2012. During the year ended December 31, 2011, the Company did not repurchase any common stock.

During 2011, 2010 and 2009 the Board of Directors elected to receive approximately $105,000, $105,000, and $22,000 respectively, of their compensation in the form of common stock and the Company issued 9,942, 10,479, and 3,334 respectively, to the directors based on the closing prices of the common stock on the specified election dates.

The Company has issued stock options for common stock subject to future issuance, of which 4,231,444 and 4,729,849 were outstanding at December 31, 2011 and 2010, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to 8,000,000 shares of common stock under the 2004 Plan. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

A summary of restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2011 is as follows:

	2006 Plan	2004 Plan
Outstanding at January 1, 2009	16,668	228,150
Granted	5,000	306,500
Cancelled	—	(4,175)

Outstanding at December 31, 2009	21,668	530,475
Granted	—	491,500
Cancelled	—	(3,872)

Outstanding at December 31, 2010	21,668	1,018,103
Granted	10,000	296,600
Cancelled	—	(123,502)

Outstanding at December 31, 2011	31,668	1,191,201

In conjunction with stock options issued in 2004, the Company issued warrants to purchase one share of common stock within five years. The warrants expired in June 2009.

A summary of common stock options and warrant activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2011 is as follows:

	Common Stock Options	Five-Year Warrants
Outstanding at January 1, 2009	3,931,528	10,692
Granted	1,357,000	—
Exercised	—	—
Cancelled	(364,123)	(10,692)

Outstanding at December 31, 2009	4,924,405	—
Granted	575,250	—
Exercised	(520,666)	—
Cancelled	(249,140)	—

Outstanding at December 31, 2010	4,729,849	—
Granted	617,700	—
Exercised	(178,101)	—
Cancelled	(938,004)	—

Outstanding at December 31, 2011	4,231,444	—

Weighted-average exercise price at December 31, 2011	$11.40	$—

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2011, options for approximately 3.6 million shares were exercisable at a weighted average exercise price of approximately $11.40 per share with weighted average of remaining contractual term of 2.16 years. The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the years ended December 31, 2011, 2010 and 2009 was approximately $1.3 million, $1.0 million and $746,000, respectively. During the years ended December 31, 2011, 2010 and 2009, approximately $557,000, $719,000 and $977,000, of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2011, there was $833,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.1 years. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2011:

	2011	2010	2009
Expected Volatility	46.39%	46.39%	31.52%-45.88%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	0.68%-2.15%	0.89%-2.51%	1.77%-2.22%

The following table summarizes stock options outstanding and exercisable at December 31, 2011:

(Dollars in thousands, except exercise price)	Options outstanding				Options Exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21-$8.49	478,623	4.14	$2,409,038	$4.38	395,297	4.09	$1,999,634	$4.38
$8.67-$13.40	3,044,571	2.71	58,354	$12.28	2,486,475	1.89	17,066	$12.28
$13.87-$14.02	708,250	2.04	—	$14.02	708,250	2.04	—	$14.02

$4.21-$14.02	4,231,444	2.76	$2,467,392	$11.40	3,590,022	2.16	$2,016,700	$11.75

In 2011, 2010 and 2009, the Company granted approximately 306,600 and 491,500 and 306,500 shares, respectively, of restricted stock pursuant to the Plans. Each restricted stock award granted in 2011, 2010 and 2009 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. Share based compensation cost will be recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2009. The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the years ended December 31, 2011,2010 and 2009 was approximately $3.4 million, $5.1 million and $1.3 million, respectively. During the years ended December 31, 2011, 2010 and 2009, the Company expensed approximately $2.6 million, $2.0 million and $1.0 million of compensation expense related to restricted stock, respectively. As of December 31, 2011, there was approximately $5.2 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.57 years.

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2011	2010	2009
Numerator
Net increase in net assets resulting from operations	$46,936	$4,982	$13,572
Less: Dividends declared-common and restricted shares	(38,492)	(28,816)	(43,914)

Undistributed earnings	8,444	(23,834)	(30,342)

Undistributed earnings-common shares	8,444	(23,834)	(30,342)
Add: Dividend declared-common shares	37,826	28,228	43,377

Numerator for basic and diluted change in net assets per common share	$46,270	$4,394	$13,035

Denominator
Basic weighted average common shares outstanding	42,988	36,156	34,486
Common shares issuable	311	714	405

Weighted average common shares outstanding assuming dilution	43,299	36,870	34,891

Change in net assets per common share
Basic	$1.08	$0.12	$0.38
Diluted	$1.07	$0.12	$0.37

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2011, 2010 and 2009, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 2,583,707, 5,168,022 and 4,124,000; shares, respectively.

9. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at December 31, 2011 totaled approximately $168.2 million. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $82.5 million of non-binding term sheets outstanding at December 31, 2011. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $1.1 million, $1.0 million and $966,000 during the years ended December 31, 2011, 2010 and 2009, respectively.

Future commitments under the credit facility and operating leases were as follows at December 31, 2011:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$305,540	$—	$10,187	$70,353	$225,000
Operating Lease Obligations(5)	8,497	1,244	2,294	2,520	2,439

Total	$314,037	$1,244	$12,481	$72,873	$227,439

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4.
(3)	Includes borrowings under the SBA debentures and Wells Facility. There were no outstanding borrowings under the Union Bank facility at December 31, 2011.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $4,647 at December 31, 2011.
(5)	Long-term facility leases.

As of December 31, 2011, the Company was not a party to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.

10. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Concentrations of Credit Risk

The Company’s customers are primarily small and medium sized companies in the biotechnology, drug discovery, drug delivery, specialty pharmaceuticals, therapeutics, clean technology, communications and networking, consumer and business products, electronics and computers, information services, internet consumer and business services and products, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest portfolio companies vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For years ended December 31, 2011 and 2010, our ten largest portfolio companies represented approximately 37.9% and 57.5% of the total fair value of our investments in portfolio companies, respectively. At December 31, 2011 and 2010, we had seven and six investments, respectively, that represented 5% or more of our net assets. At December 31, 2011, we had seven equity investments representing approximately 63.8% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2010, we had three equity investments which represented approximately 48.0% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

12. Financial Highlights

Following is a schedule of financial highlights for five years ended December 31, 2011.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share data)

	For the Years Ended December 31,
	2011	2010	2009	2008	2007
Per share data:
Net asset value at beginning of period	$9.50	$10.29	11.56	12.31	11.65
Net investment income(1)	0.92	0.81	1.25	1.23	1.15
Net realized gain (loss) on investments	0.06	(0.73)	0.03	0.07	0.09
Net unrealized appreciation (depreciation) on investments	0.11	0.06	(0.90)	(0.66)	0.26

Total from investment operations	1.09	0.14	0.38	0.64	1.5
Net increase/(decrease) in net assets from capital share transactions	0.07	(0.21)	(0.44)	(0.12)	0.32
Distributions	(0.90)	(0.80)	(1.26)	(1.32)	(1.20)
Stock-based compensation expense included in investment income(2)	0.07	0.08	0.05	0.05	0.04

Net asset value at end of period	$9.83	$9.50	$10.29	$11.56	$12.31

Ratios and supplemental data:
Per share market value at end of period	$9.44	$10.36	$10.39	$7.92	$12.42
Total return(3)	(0.83)%	7.70%	45.63%	(25.60)%	(4.42)%
Shares outstanding at end of period	43,853	43,444	35,634	33,096	32,541
Weighted average number of common shares outstanding	42,988	36,156	34,486	32,619	28,295
Net assets at end of period	$431,041	$412,531	$366,515	$382,458	$400,737
Ratio of operating expense to average net assets	9.61%	8.25%	8.23%	8.85%	6.46%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	9.45%	8.05%	11.38%	9.86%	9.81%
Average debt outstanding	$238,873	$142,410	$147,446	$196,928	$66,334
Weighted average debt per common share	$5.56	$3.94	$4.28	$6.04	$2.34

(1)	For 2011, 2010, 2009 and 2008, net investment income per share is calculated as net investment income divided by the weighted average shares outstanding.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the period ended December 31, 2011, 2010, 2009, 2008 and 2007 equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

13. Senior Securities

Information about our senior securities is shown in the following table for the periods as of December 31, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	73,369	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
Senior Convertible Notes
December 31, 2011	$70,352,983	10,623	885

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.

(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

14. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2011. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2011	6/30/2011	9/30/2011	12/31/2011
Total investment income	$19,152	$20,820	$18,684	$21,200
Net investment income before provision for income taxes and investment gains and losses	9,804	10,360	8,593	10,831
Net increase (decrease) in net assets resulting from operations	(1,177)	24,317	6,223	17,574
Change in net assets per common share (basic)	0.23	0.24	0.14	0.25

	Quarter Ended
	3/31/2010	6/30/2010	9/30/2010	12/31/2010
Total investment income	$12,520	$14,501	$15,646	$16,807
Net investment income before provision for income taxes and investment gains and losses	5,612	6,863	8,148	8,751
Net increase (decrease) in net assets resulting from operations	5,714	(4,630)	(7,823)	11,721
Change in net assets per common share (basic)	0.16	(0.14)	(0.23)	0.30

15. Subsequent Events

Dividend Declaration

On February 27, 2012 the Board of Directors increased the quarterly dividend by 5.0% and declared a cash dividend of $0.23 per share to be paid on March 15, 2012 to shareholders of record as of March 12, 2012. This dividend will represent the Company’s twenty-sixth consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $6.92 per share.

Liquidity and Capital Resources

In January 2012, the Company closed a public offering of 5,000,000 shares of common stock at $9.61 per share, resulting in net proceeds of $48,050,000 before deducting offering expenses payable by the Company.

In January 2012, the Company repaid the entire principal balance outstanding (approximately $10.2 million as of December 31, 2011) under the Wells Fargo facility.

In February 2012, the Company repaid six SBA debentures with principal totaling $24.25 million. The weighted average interest rate on repaid debentures (including the 0.906% SBA annual charge levied on each debenture) was 6.521%. The total amount paid, including unpaid interest and annual charges through March 1, 2012, was approximately $25.0 million.

Portfolio Company Developments

On February 3, 2012, Cempra, Inc. completed its initial public offering of 8,400,000 shares of common stock at a price to the public of $6.00 per share. At December 31, 2011 Hercules held approximately 371,000 warrants in Cempra, Inc.

In January 2012, BÂRRX Medical, Inc. completed the sale of all of its outstanding shares to Coviden plc in a transaction for an aggregate consideration of approximately $325.0 million, net of cash and short-term investments. In connection with the sale, the Company expects to realize a net gain of approximately $2.2-$2.3 million in the first quarter of 2012 and a full repayment of the Company’s loan to BÂRRX Medical.

In January 2012, Hercules received full payment of its $5.0 million term loan with Merrion Pharmaceuticals, Inc.

In December 2011, Hercules entered into an agreement to acquire approximately $9.6 million through a secondary marketplace in Facebook, Inc., the social networking company for an aggregate of 307,500 shares at an average price of $31.08 per share. The investments were subject to certain closing conditions and a right of first refusal by Facebook, Inc. which expired thirty days after the date of investment. At December 31, 2011 these assets were held as Other Assets. In February 2012, Hercules was notified that Facebook Inc. had not exercised its repurchase right with respect to any of the shares and had executed all documents necessary to fully transfer the ownership of the shares to Hercules.

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES As of and for the year ended December 31, 2011 (in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2010 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2011 Fair Value
Control Innvestments
MaxVision	Senior Debt	$—	$3,759	$—	$(3,759)	$—
	Revolving Line of Credit	889	3,163	—	(2,136)	1,027
	Common Stock	—	—	3,500	(3,500)	—

		889	6,922	3,500	(9,395)	1,027
Affiliate Investments
E-band Communications, Inc.	Senior Debt	14	—	356	(356)	—
	Preferred Stock	—	3,069	—	(3,069)	—

		14	3,069	356	(3,425)	—

Total Control and Affliate Investments		$903	$9,991	$3,856	$(12,820)	$1,027

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2011.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	September 30, 2012 (unaudited)	December 31, 2011
Assets
Investments:
Non-control/Non-affiliate investments (cost of $788,526 and $642,038, respectively)	$771,184	$651,843
Affiliate investments (cost of $4,256 and $3,236, respectively)	3,275	—
Control investments (cost of $0 and $11,266, respectively)	—	1,027

Total investments, at value (cost of $792,782 and $656,540, respectively)	774,459	652,870
Cash and cash equivalents	107,093	64,474
Interest receivable	7,774	5,820
Other assets	20,187	24,230

Total assets	$909,513	$747,394

Liabilities
Accounts payable and accrued liabilities	$9,491	$10,813
Wells Fargo Loan	—	10,187
Notes Payable	159,490	—
Long-term Liabilities (Convertible Senior Notes)	71,165	70,353
Long-term SBA Debentures	200,250	225,000

Total liabilities	440,396	316,353
Commitments and Contingencies (Note 10)

Net assets consist of:
Common stock, par value	51	44
Capital in excess of par value	535,707	484,244
Unrealized depreciation on investments	(18,618)	(3,431)
Accumulated realized losses on investments	(40,993)	(43,042)
Distributions in excess of investment income	(7,030)	(6,774)
Total net assets	469,117	431,041

Total liabilities and net assets	$909,513	$747,394

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	49,785	43,853
Net asset value per share	$9.42	$9.83

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Senior Debt Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%		$22,799	$22,828	$22,929
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Debt Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%		$26,500	26,500	27,030
Cempra, Inc.(3)	Drug Discovery & Development	Senior Debt Matures December 2015 Interest rate Prime + 6.30% or Floor rate of 9.55%		$10,000	9,827	9,529
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Senior Debt Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%		$4,727	5,339	3,313
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Debt Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%		$20,000	19,576	18,520
Coronado BioSciences, Inc.(3)	Drug Discovery & Development	Senior Debt Matures March 2016 Interest rate Prime + 6.00% or Floor rate of 9.25%		$15,000	14,684	14,684
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 5.75% or Floor rate of 10.15%		$10,136	9,931	9,822
Insmed, Incorporated(3)	Drug Discovery & Development	Senior Debt Matures January 2016 Interest rate Prime + 4.75% or Floor rate of 9.25%		$10,000	9,648	9,648
NeurogesX, Inc.(3)	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%		$14,559	14,507	14,295
NextWave Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Debt Matures June 2015 Interest rate Prime + 4.30% or Floor rate of 9.55%		$6,000	5,982	5,862
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(9) Matures upon liquidation Interest rate Fixed 10.00%		$45	45	45
		Senior Debt(9) Matures upon liquidation Interest rate Fixed 10.00%		$36	31	31

Total Paratek Pharmaceuticals, Inc.					76	76

Total Debt Drug Discovery & Development (28.93%)*					138,898	135,708

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
Bridgewave Communications	Communications & Networking	Senior Debt Matures March 2016 Interest rate Prime + 8.75% or Floor rate of 12.00%		$7,500	$6,946	$6,778
OpenPeak, Inc.(4)	Communications & Networking	Senior Debt Matures July 2015 Interest rate Prime + 8.75% or Floor rate of 12.00%		$15,000	14,809	14,958
Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures October 2013 Interest rate Prime + 7.50% or Floor rate of 12.00%		$3,458	3,400	3,320
PeerApp, Inc.(4)	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%		$834	914	914
PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2015 Interest rate Libor + 9.00% or Floor rate of 11.50%		$7,333	7,195	6,881
		Senior Debt Matures September 2015 Interest rate Libor + 9.00% or Floor rate of 11.50%		$356	351	330

Total PointOne, Inc.					7,546	7,211

Total Debt Communications & Networking (7.08%)*					33,615	33,181

Box, Inc.(4)	Software	Senior Debt Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%		$10,000	9,904	9,425
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%		$1,165	1,216	1,205
		Senior Debt Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%		$20,000	20,064	19,529

Total Box, Inc.					31,184	30,159

Caplinked	Software	Senior Debt(9) Matures May 2015 Interest rate Fixed 5.00%		$50	50	50
Clickfox, Inc.	Software	Senior Debt Matures November 2015 Interest rate Prime + 8.25% or Floor rate of 11.50%		$8,000	7,213	7,453

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
EndPlay, Inc.	Software	Senior Debt Matures August 2015 Interest rate Prime + 7.35% or Floor rate 10.6%		$2,000	$1,914	$1,914
Hillcrest Laboratories, Inc	Software	Senior Debt Matures July 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%		$4,000	3,910	3,909
JackBe Corporation	Software	Senior Debt Matures January 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%		$3,000	2,882	2,882
Kxen, Inc.(4)	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%		$2,590	2,608	2,422
Tada Innovations, Inc.	Software	Senior Debt(9) Matures November 2012 Interest rate Fixed 8.00%		$100	100	100

Total Debt Software (10.42%)*					49,861	48,889

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%		$8,364	8,537	8,538
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt(9) Matures March 2014 Interest rate Fixed 8.00%		$1,888	1,888	2,346

Total Debt Specialty Pharmaceuticals (2.32%)*					10,425	10,884

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%		$2,034	1,979	1,980
Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%		$1,216	1,194	1,106
		Senior Debt Matures March 2015 Interest rate Prime - 3.75% or Floor rate of 9.75%		$2,836	2,782	2,603

Total Kovio Inc.					3,976	3,709

Total Debt Semiconductors (1.20%)*					5,955	5,689

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$9,097	8,994	8,753

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%		$9,097	$8,994	$8,752

Total AcelRX Pharmaceuticals, Inc.					17,988	17,505

Alexza Pharmaceuticals, Inc.(3)(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%		$6,470	6,771	6,772
BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%		$3,799	3,744	3,820
Intelliject, Inc.(4)	Drug Delivery	Senior Debt Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 11.00%		$15,000	14,485	14,485
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%		$20,248	20,016	19,710

Total Debt Drug Delivery (13.28%)*					63,004	62,292

Ahhha, Inc.(8)	Internet Consumer & Business Services	Senior Debt Matures January 2015 Interest rate Fixed 10.00%		$350	347	—
Blurb, Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%		$8,000	7,667	7,576
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Debt Matures March 2016 Interest rate LIBOR + 9.50%, PIK Interest 1.50%		$27,500	26,889	26,889
Just.Me, Inc.	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 2.50% or Floor rate 5.75%		$600	584	584
Loku, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures June 2013 Interest rate Fixed 6.00%		$100	100	100
NetPlenish, Inc.	Internet Consumer & Business Services	Senior Debt Matures April 2015 Interest rate Fixed 10.00%		$500	488	456
Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 6.875% or Floor rate of 10.125%		$12,068	11,895	11,719

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures June 2015 Interest rate Prime + 7.25% or Floor rate of 11.00%		$2,000	$1,926	$1,926

Total Reply! Inc.					13,821	13,645

Second Rotation, Inc.	Internet Consumer & Business Services	Senior Debt Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25%, PIK Interest 2.50%		$6,000	5,966	5,966
	Internet Consumer & Business Services	Senior Debt Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25%, PIK Interest 1.50%		$2,000	1,927	1,927

Total Second Rotation, Inc.					7,893	7,893

Tectura Corporation	Internet Consumer & Business Services	Revolving Line of Credit Matures July 2013 Interest rate Fixed 11.00%		$16,404	16,419	16,098
		Senior Debt Matures December 2014 Interest rate Fixed 13.00%		$6,978	7,776	7,699
		Senior Debt Matures April 2013 Interest rate Fixed 13.00%		$1,390	1,471	1,471

Total Tectura Corporation					25,666	25,268

Trulia, Inc.(3)(4)	Internet Consumer & Business Services	Senior Debt Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%		$5,000	4,914	4,567
		Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%		$5,000	4,914	4,780

Total Trulia, Inc.					9,828	9,347

Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%		$7,500	7,620	6,874
		Senior Debt Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%		$10,850	10,761	10,025

Total Vaultlogix, Inc.					18,381	16,899

Votizen, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures February 2013 Interest rate Fixed 5.00%		$100	100	100

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
Wavemarket, Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%		$10,000	$9,814	$9,814

Total Debt Internet Consumer & Business Services (25.28%)*					121,578	118,571

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%		$2,912	2,866	2,803
Eccentex Corporation	Information Services	Senior Debt Matures May 2015 Interest rate Prime + 7.00% or Floor rate of 10.25%		$1,000	968	968
InXpo, Inc.	Information Services	Senior Debt Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%		$2,550	2,457	2,423
Jab Wireless, Inc.	Information Services	Senior Debt Matures August 2016 Interest rate Prime + 5.25% or Floor rate of 6.75%		$25,773	25,459	25,386
RichRelevance, Inc.	Information Services	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%		$4,702	4,647	4,534

Total Debt Information Services (7.70%)*					36,397	36,114

Gynesonics, Inc.	Medical Device & Equipment	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$4,726	4,736	4,798
		Senior Debt(9) Matures November 2012 Interest rate Fixed 8.00%		$253	202	202

Total Gynesonics, Inc.					4,938	5,000

Lanx, Inc.	Medical Device & Equipment	Senior Debt Matures October 2016 Interest rate Prime + 6.50% or Floor rate of 10.25%		$15,000	14,239	14,239
	Medical Device & Equipment	Revolving Line of Credit Matures October 2015 Interest rate Prime + 5.25% or Floor rate of 9.00%		$5,500	5,287	5,287

Total Lanx, Inc.					19,526	19,526

Novasys Medical, Inc.	Medical Device & Equipment	Senior Debt(9) Matures January 2013 Interest rate Fixed 8.00%		$65	63	63

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
		Senior Debt(9) Matures August 2013 Interest rate Fixed 8.00%		$22	$20	$20

Total Novasys Medical, Inc.					83	83

Optiscan Biomedical, Corp.	Medical Device & Equipment	Senior Debt Matures December 2013 Interest rate Prime + 8.00% or Floor rate of 11.45%		$8,260	8,747	2,500
		Senior Debt(9) Matures April 2013 Interest rate Fixed 8.00%		$288	288	—

Total Optiscan Biomedical, Corp.					9,035	2,500

Oraya Therapeutics, Inc.(4)	Medical Device & Equipment	Senior Debt(9) Matures December 2013 Interest rate Fixed 7.00%		$500	500	500
		Senior Debt Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 10.25%		$10,000	9,765	9,563

Total Oraya Therapeutics, Inc.					10,265	10,063

USHIFU, LLC	Medical Device & Equipment	Senior Debt Matures April 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%		$6,000	5,200	5,200

Total Debt Medical Device & Equipment (9.03%)*					49,047	42,372

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%		$6,380	6,271	6,314
Tethys Bioscience Inc.	Diagnostic	Senior Debt Matures December 2015 Interest rate Prime + 8.40% or Floor rate of 11.65%		$10,000	9,852	9,852

Total Debt Diagnostic (3.45%)*					16,123	16,166

deCODE genetics ehf.(5)(10)	Biotechnology Tools	Senior Debt Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%		$4,143	4,045	4,128
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%		$1,194	1,257	1,257

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
		Senior Debt Matures June 2016 Interest rate Prime + 6.70% or Floor rate of 9.95%		$5,000	$4,847	$4,846

Total Labcyte, Inc.					6,104	6,103

Total Debt Biotechnology Tools (2.18%)*					10,149	10,231

MedCall, LLC	Healthcare Services, Other	Senior Debt Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%		$5,038	4,961	4,680
		Senior Debt Matures January 2016 Interest rate LIBOR + 8.00% or Floor rate of 10.00%		$4,144	4,070	4,071

Total MedCall, LLC					9,031	8,751

Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Debt Matures January 2015 Interest rate LIBOR + 8.00% or Floor rate of 10.50%		$3,511	3,554	3,486
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 6.50% or Floor rate of 9.00%		$1,500	1,488	1,312
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.00%, PIK interest 3.75%		$5,900	6,490	6,344

Total Pacific Child & Family Associates, LLC					11,532	11,142

ScriptSave (Medical Security Card Company, LLC)	Healthcare Services, Other	Senior Debt Matures February 2016 Interest rate LIBOR + 8.75% or Floor rate of 11.25%		$16,804	16,568	16,252

Total Debt Health Services, Other (7.70%)*					37,131	36,145

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%		$2,735	2,683	2,646
Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%		$7,660	8,019	8,019

Total Debt Surgical Devices (2.27%)*					10,702	10,665

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
Westwood One Communications	Media/Content/Info	Senior Debt Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%		$20,606	$19,014	$18,804
Women’s Marketing, Inc.	Media/Content/Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%		$9,681	9,912	9,678
		Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%		$8,449	8,304	7,959
		Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%		$8,663	8,515	8,160

Total Women’s Marketing, Inc.					26,731	25,797

Total Debt Media/Content/Info (9.51%)*					45,745	44,601

Alphabet Energy, Inc.	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%		$962	916	890
American Supercondutor Corporation(3)	Clean Tech	Senior Debt Matures December 2014 Interest rate Prime + 7.25% or Floor rate of 11.00%		$10,000	9,780	9,780
BrightSource Energy, Inc.	Clean Tech	Senior Debt Matures November 2012 Interest rate Prime + 7.25% or Floor rate of 10.50%		$35,000	34,992	34,992
EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.10% or Floor rate of 9.35%		$3,297	3,369	3,347
Enphase Energy, Inc.(3)	Clean Tech	Senior Debt Matures June 2014 Interest rate Prime + 4.40% or Floor rate of 9.00%		$4,335	4,297	4,164
Glori Energy, Inc.	Clean Tech	Senior Debt Matures June 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%		$8,000	7,754	7,754
Integrated Photovoltaics, Inc.	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%		$2,832	2,742	2,668
Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate of 11.00%		$770	823	823

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Series	Principal Amount	Cost(2)	Value(3)
SCIenergy, Inc.(4)	Clean Tech	Senior Debt Matures September 2015 Interest rate Prime + 8.75% or Floor rate 12.00%		$5,296	$5,012	$5,170
Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%		$4,251	4,235	4,235
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%		$489	487	487

Total Solexel, Inc.					4,722	4,722

Stion Corporation(4)	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%		$8,286	8,170	7,957

Total Debt Clean Tech (17.54%)*					82,577	82,267

Total Debt (147.89%)					711,207	693,775

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		46,446	$39	$53
		Preferred Stock Warrants	Series A	426,000	69	340
		Preferred Stock Warrants	Series B	110,270	35	63

Total Warrants Acceleron Pharmaceuticals, Inc.				582,716	143	456

Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Common Stock Warrants		321,429	984	141
Cempra, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		39,038	187	67
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Preferred Stock Warrants	Series D	325,261	490	—
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Preferred Stock Warrants	Series C	400,000	367	121
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		73,009	142	109
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		50,000	28	12
		Preferred Stock Warrants	Series A	525,000	236	128
		Preferred Stock Warrants	Series B	660,000	311	160

Total Warrants Dicerna Pharmaceuticals, Inc.				1,235,000	575	300

EpiCept Corporation(3)	Drug Discovery & Development	Common Stock Warrants		325,204	4	—
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		22,408	231	—
Insmed, Incorporated(3)	Drug Discovery & Development	Common Stock Warrants		329,931	570	840
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		302,143	155	1,347
NeurogesX, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		1,950,000	503	126
NextWave Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Preferred Stock Warrants	Series A-1	540,216	126	370
PolyMedix, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		627,586	480	8
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series B	687,023	152	288

Total Warrants Drug Discovery & Development (0.89%)*				7,760,964	5,109	4,173

Bridgewave Communications	Communications & Networking	Preferred Stock Warrants	Series 5	2,942,618	753	720
Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	117,958	102	116
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	Series A	450,000	94	45
OpenPeak, Inc.(4)	Communications & Networking	Preferred Stock Warrants	Series E	25,646	149	19
Pac-West Telecomm, Inc.	Communications & Networking	Common Stock Warrants		54,688	121	—
PeerApp, Inc.(4)	Communications & Networking	Preferred Stock Warrants	Series B	298,779	61	37
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	135,000	94	264

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	Series B	1,136,277	$52	$125
PointOne, Inc.	Communications & Networking	Common Stock Warrants		145,877	131	10
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	110,000	123	147
Stoke, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	158,536	53	125
		Preferred Stock Warrants	Series D	72,727	65	52

Total Stoke, Inc.				231,263	118	177

Total Warrants Communications & Networking (0.35%)*				5,648,106	1,798	1,660

Atrenta, Inc.	Software	Preferred Stock Warrants	Series C	1,196,847	136	779
		Preferred Stock Warrants	Series D	356,973	95	261

Total Atrenta, Inc.				1,553,820	231	1,040

Box, Inc.(4)	Software	Preferred Stock Warrants	Series B	271,070	72	3,372
		Preferred Stock Warrants	Series C	199,219	117	2,355
		Preferred Stock Warrants	Series D-1	62,255	194	316

Total Box, Inc.				532,544	383	6,043

Braxton Technologies, LLC.	Software	Preferred Stock Warrants	Series A	168,750	188	—
Central Desktop, Inc.	Software	Preferred Stock Warrants	Series B	522,823	108	258
Clickfox, Inc.	Software	Preferred Stock Warrants	Series B	1,038,563	329	595
		Preferred Stock Warrants	Series C	592,019	730	727

Total Clickfox, Inc.				1,630,582	1,059	1,322

Daegis Inc. (pka Unify Corporation)(3)	Software	Common Stock Warrants		718,860	1,434	62
Endplay, Inc.	Software	Preferred Stock Warrants	Series B	180,000	67	34
Forescout Technologies, Inc.	Software	Preferred Stock Warrants	Series D	399,687	99	163
HighRoads, Inc.	Software	Preferred Stock Warrants	Series B	190,176	45	8
Hillcrest Laboratories, Inc.	Software	Preferred Stock Warrants	Series E	1,865,650	55	23
JackBe Corporation	Software	Preferred Stock Warrants	Series C	180,000	73	73
Kxen, Inc.(4)	Software	Preferred Stock Warrants	Series D	184,614	47	14
Rockyou, Inc.	Software	Preferred Stock Warrants	Series B	41,266	117	—
SugarSync Inc.	Software	Preferred Stock Warrants	Series CC	332,726	78	139
		Preferred Stock Warrants	Series DD	107,526	34	35

Total SugarSync Inc.				440,252	112	174

Tada Innovations, Inc.	Software	Preferred Stock Warrants	Series A	20,833	25	30
White Sky, Inc.	Software	Preferred Stock Warrants	Series B-2	124,295	54	4
WildTangent, Inc.	Software	Preferred Stock Warrants	Series 3A	100,000	238	84

Total Warrants Software (1.99%)*				8,854,152	4,335	9,332

Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants		26,386	600	—
Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series A-1	181,818	63	54

Total Warrant Electronics & Computer Hardware (0.01%)*				208,204	663	54

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	Series D	502,273	$309	$758
Pacira Pharmaceuticals, Inc.(3)	Specialty Pharmaceuticals	Common Stock Warrants		178,987	1,086	1,303
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	Series E	340,534	528	—

Total Warrants Specialty Pharmaceuticals (0.44%)*				1,021,794	1,923	2,061

IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants		650,000	275	377
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	99,286	24	68
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	1,821,429	174	253
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock Warrants		211,765	252	1,953
Wavemarket, Inc.(4)	Consumer & Business Products	Preferred Stock Warrants	Series E	1,083,333	106	62

Total Warrant Consumer & Business Products (0.58%)*				3,865,813	831	2,713

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	Series D	360,000	160	132
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	Series D	239,872	157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants	Series C	558,748	45	19
		Preferred Stock Warrants	Series D	1,954,762	583	379

Total iWatt, Inc.				2,513,510	628	398

Kovio Inc.	Semiconductors	Preferred Stock Warrants	Series B	319,352	92	—
Quartics, Inc.	Semiconductors	Preferred Stock Warrants	Series C	69,139	53	—

Total Warrants Semiconductors (0.11%)*				3,501,873	1,090	530

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		274,508	357	252
Alexza Pharmaceuticals, Inc.(3)(4)	Drug Delivery	Common Stock Warrants		37,639	645	17
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	Series C-1	150,000	291	503
Intelliject, Inc.(4)	Drug Delivery	Preferred Stock Warrants	Series B	82,500	594	518
Merrion Pharma, Plc.(3)(5)(10)	Drug Delivery	Common Stock Warrants		1,433,519	210	100
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series D	269,663	557	484
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		61,452	87	66

Total Warrant Drug Delivery (0.41%)*				2,309,281	2,741	1,940

Blurb, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	439,336	323	514
		Preferred Stock Warrants	Series C	234,280	636	324

Total Blurb, Inc.				673,616	959	838

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	303,872	147	—
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		150,741	82	—
Just.Me	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	102,299	20	24

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	200,000	$43	$—
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series C	863,599	1,224	—
Reply! Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	137,225	320	670
Second Rotation	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	92,017	93	86
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	Series B-1	253,378	51	14
Trulia, Inc.(3)(4)	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	56,053	188	573

Total Warrants Internet Consumer & Business Services (0.47%)*				2,832,800	3,127	2,205

Buzznet, Inc.	Information Services	Preferred Stock Warrants	Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	Series F	48,232	58	2
Eccentex Corporation	Information Services	Preferred Stock Warrants	Series A	408,719	31	4
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	Series B	190,234	230	531
InXpo, Inc.	Information Services	Preferred Stock Warrants	Series C	648,400	98	47
	Information Services	Preferred Stock Warrants	Series C-1	267,049	25	25

Total InXpo, Inc.				915,449	123	72

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	Series A	266,567	265	412
RichRelevance, Inc.	Information Services	Preferred Stock Warrants	Series D	112,749	98	27
Solutionary, Inc.	Information Services	Preferred Stock Warrants	Series A-1	111,311	96	3

Total Warrants Information Services (0.22%)*				2,073,223	910	1,051

EKOS Corporation	Medical Device & Equipment	Preferred Stock Warrants	Series C	4,448,135	327	—
Gelesis, Inc.(6)	Medical Device & Equipment	Preferred Stock Warrants	Series A-1	263,688	78	102
Lanx, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	1,203,369	441	442
Light Science Oncology, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series B	38,829	99	—
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series D	580,447	131	2
		Common Stock Warrants		109,449	2	—

Total Novasys Medial, Inc.				689,896	133	2

Optiscan Biomedical, Corp.	Medical Device & Equipment	Preferred Stock Warrants	Series B	3,092,784	679	—
		Preferred Stock Warrants	Series C	3,113,403	390	—

Total Optiscan Biomedical, Corp.				6,206,187	1,069	—

Oraya Therapeutics, Inc.(4)	Medical Device & Equipment	Preferred Stock Warrants	Series C	716,948	676	344
		Common Stock Warrants		95,498	66	66

Total Oraya Therapeutics, Inc.				812,446	742	410

USHIFU, LLC	Medical Device & Equipment	Preferred Stock Warrants	Series G	14,138,817	1,178	1,180

Total Warrants Medical Device & Equipment (0.46%)*				27,801,367	4,067	2,136

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Common Stock Warrants		333,333	$244	$370
Tethys Bioscience, Inc.	Diagnostic	Preferred Stock Warrants	Series E	617,683	148	114

Total Warrants Diagnostic (0.10%)*				951,016	392	484

deCODE genetics ehf.(5)(10)	Biotechnology Tools	Preferred Stock Warrants	Series A-2	135,871	305	303
Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series C	1,127,624	323	370
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series B	204,595	45	145
		Preferred Stock Warrants	Series C	30,114	33	7

Total NuGEN Technologies, Inc.				234,659	78	152

Total Warrants Biotechnology Tools (0.18%)*				1,498,154	706	825

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	62,500	87	33
Transmedics, Inc.(4)	Surgical Devices	Preferred Stock Warrants	Series B	40,436	225	—
Gynesonics, Inc.	Surgical Devices	Preferred Stock Warrants	Series A	123,457	18	18
		Preferred Stock Warrants	Series C	1,457,426	381	263

Total Gynesonics, Inc.				1,580,883	399	281

Total Warrants Surgical Devices (0.07%)*				1,683,819	711	314

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock Warrants	Series C	110,018	60	216
Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants	Series D	407,457	482	—

Total Warrants Media/Content/Info (0.05%)*				517,475	542	216

Alphabet Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series A	63,926	45	89
American Supercondutor Corporation(3)	Clean Tech	Common Stock Warrants		139,275	244	247
BrightSource Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D	43,373	675	798
Calera, Inc.	Clean Tech	Preferred Stock Warrants	Series C	44,529	513	188
EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	Series B	437,500	308	494
Enphase Energy, Inc.(3)	Clean Tech	Common Stock Warrants		37,500	102	27
Fulcrum Bioenergy, Inc.	Clean Tech	Preferred Stock Warrants	Series C-1	187,265	212	210
Glori Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series C	145,932	165	92
GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	Series D-1	393,212	548	4
Integrated Photovoltaics, Inc.	Clean Tech	Preferred Stock Warrants	Series A-1	390,000	81	106
Lilliputian Systems, Inc.	Clean Tech	Preferred Stock Warrants	Series AA	235,294	106	—
		Common Stock Warrants		34,939	49	—

Total Lilliputian Systems, Inc.				270,233	155	—

Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	Series C	3,200,000	211	318
SCIenergy, Inc.(4)	Clean Tech	Preferred Stock Warrants	Series D	744,999	361	239
Solexel, Inc.	Clean Tech	Preferred Stock Warrants	Series B	245,682	1,161	17
Stion Corporation(4)	Clean Tech	Preferred Stock Warrants	Series E	110,226	318	283
Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	Series A	320,000	161	66

Total Warrants Clean Tech (0.68%)*				6,773,652	5,260	3,178

Total Warrants (7.01%)				77,301,693	34,205	32,872

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Aegerion Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		76,567	$150	$1,135
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		167,864	842	1,747
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series B	502,684	502	361
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	Series C	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		546,448	2,000	5,126
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series H	244,158	1,000	391
		Common Stock		47,471	5	5

Total Paratek Pharmaceuticals, Inc.				291,629	1,005	396

Total Equity Drug Discovery & Development (1.87%)*				1,600,526	5,999	8,765

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	Series B	600,601	1,000	903
		Preferred Stock	Series C	93,456	243	203
		Preferred Stock	Series E	43,488	97	172
		Preferred Stock	Series F	19,268	61	75

Total Acceleron Pharmaceuticals, Inc.				756,813	1,401	1,353

Merrion Pharma, Plc.(3)(5)(10)	Drug Delivery	Common Stock		20,000	9	5
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock		41,570	500	221

Total Equity Drug Delivery (0.33%)*				818,383	1,910	1,579

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	Series B	564,972	2,000	490
		Preferred Stock	Series C	649,998	372	181
		Preferred Stock	Series D	847,544	508	287
		Preferred Stock	Series E	1,987,605	374	525

Total E-band Communications, Corp.				4,050,119	3,254	1,483

Glowpoint, Inc.(3)	Communications & Networking	Common Stock		114,192	101	242
Neonova Holding Company	Communications & Networking	Preferred Stock	Series A	500,000	250	246
Peerless Network, Inc.	Communications & Networking	Preferred Stock	Series A	1,000,000	1,000	2,780
Stoke, Inc.	Communications & Networking	Preferred Stock	Series E	152,905	500	583

Total Equity Communications & Networking (1.14%)*				5,817,216	5,105	5,334

Atrenta, Inc.	Software	Preferred Stock	Series D	397,531	334	607
Box, Inc.(4)	Software	Preferred Stock	Series C	390,625	500	5,117
		Preferred Stock	Series D	158,127	500	2,072
		Preferred Stock	Series D-1	124,511	1,000	1,631
		Preferred Stock	Series D-2	220,751	2,001	2,892
		Preferred Stock	Series E	38,183	500	500

Total Box, Inc.				932,197	4,501	12,212

Total Equity Software (2.73%)*				1,329,728	4,835	12,819

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock	Series D	4,717,813	$268	$—
Virident Systems	Electronics & Computer Hardware	Preferred Stock	Series D	6,546,217	5,000	5,250

Total Equity Electronics & Computer Hardware (1.12%)*				11,264,030	5,268	5,250

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	Series E	166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*				166,419	750	—

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	Series A	295,861	819	598
Facebook, Inc.(3)	Consumer & Business Products	Common Stock	Series B	307,500	9,558	6,660
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	LLC interest	500,000	500	552
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	Series B	187,970	500	532
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock		19,260	250	336

Total Equity Consumer & Business Products (1.85%)*				1,310,591	11,627	8,678

iWatt, Inc.	Semiconductors	Preferred Stock	Series E	2,412,864	490	985

Total Equity Semiconductors (0.21%)*				2,412,864	490	985

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock	Series B	218,251	177	13
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock	Series A	347,827	1,000	—

Total Equity Internet Consumer & Business Services (0.00%)*				566,078	1,177	13

Buzznet, Inc.	Information Services	Preferred Stock	Series C	263,158	250	—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock		500,000	603	—
Solutionary, Inc.	Information Services	Preferred Stock	Series A-1	189,495	18	210
		Preferred Stock	Series A-2	65,834	325	73

Total Solutionary, Inc.				255,329	343	283

Total Equity Information Services (0.06%)*				1,018,487	1,196	283

Gelesis, Inc.(6)	Medical Device & Equipment	Common Stock		674,208	—	67
		Preferred Stock	Series A-1	674,208	425	893
		Preferred Stock	Series A-2	675,676	500	729

Total Gelesis, Inc.				2,024,092	925	1,689

Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock	Series D-1	4,118,444	1,000	880

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2012

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Optiscan Biomedical, Corp.	Medical Device & Equipment	Preferred Stock	Series B	6,185,567	$3,000	$—
		Preferred Stock	Series C	1,927,309	655	—

Total Optiscan Biomedical, Corp.				8,112,876	3,655	—

Total Equity Medical Device & Equipment (0.55%)*				14,255,412	5,580	2,569

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	Series C	189,394	500	540

Total Equity Biotechnology Tools (0.12%)*				189,394	500	540

Transmedics, Inc.(4)	Surgical Devices	Preferred Stock	Series B	88,961	1,100	—
		Preferred Stock	Series C	119,999	300	—

Total Transmedics, Inc.				208,960	1,400	—
Gynesonics, Inc.	Surgical Devices	Preferred Stock	Series B	219,298	250	227
		Preferred Stock	Series C	656,512	283	257

Total Gynesonics, Inc.				875,810	533	484

Total Equity Surgical Devices (0.10%)*				1,084,770	1,933	484

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock	Series D	145,590	1,000	513

Total Equity Media/Content/Info (0.11%)*				145,590	1,000	513

Total Equity (10.19%)				41,979,488	47,370	47,812

Total Investments (165.09%)					$792,782	$774,459

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $19,944, $38,763 and $18,819 respectively. The tax cost of investments is $794,938.
(3)	Except for warrants in 20 publicly traded companies and common stock in eight publicly traded companies, all investments are restricted at September 30, 2012 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 25% of the voting securities of the company, or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at September 30, 2012, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 7.3% or Floor rate of 10.55%	$25,000	$24,433	$25,183
Aveo Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures June 2014 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	25,360	26,110
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$12,000	11,665	11,665
NextWave Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures June 2015 Interest rate Prime + 4.3% or Floor rate of 9.55%	$6,000	5,925	5,926
Concert Pharmaceuticals	Drug Discovery & Development	Senior Debt Matures July 2015 Interest rate Prime + 3.25% or Floor rate of 8.25%	$7,500	7,350	7,350
PolyMedix, Inc.	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$6,763	6,594	6,729
Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures September 2014 Interest rate Prime + 5.65% or Floor rate of 10.40%	$10,000	10,070	10,070
Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$7,633	7,958	7,879
NeurogesX, Inc.	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$15,000	14,558	14,558

Total Debt Drug Discovery & Development (26.79%)*				113,913	115,470

E-band Communications, Corp.(6)	Communications & Networking	Convertible Senior Debt Due on demand Interest rate Fixed 6.00%	$356	356	—
Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.12% or Floor rate of 11.37%	$6,524	6,346	6,476
		Senior Debt Matures May 2012 Interest rate Prime + 4.25%	$1,100	1,100	1,070

Total Intelepeer, Inc.				7,446	7,546

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Ahhha, Inc.	Communications & Networking	Senior Debt Matures January 2015 Interest rate Fixed 10.00%	$350	$345	$345
Pac-West Telecomm, Inc.	Communications & Networking	Senior Debt Matures October 2014 Interest rate Prime + 7.50% or Floor rate of 12.00%	$4,369	4,196	4,196
PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$1,776	1,814	1,835
PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Libor + 9.0% or Floor rate of 11.50%	$8,308	8,107	8,100
Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$2,627	2,586	2,612

Total Debt Communications & Networking (5.71%)*				24,850	24,634

Central Desktop, Inc.	Software	Senior Debt Matures April 2014 Interest rate Prime + 6.75% or Floor rate of 10.50%	$3,000	2,894	2,954
Clickfox, Inc.	Software	Senior Debt Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$3,999	3,920	4,000
Kxen, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$3,000	2,958	2,858
RichRelevance, Inc.	Software	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$5,000	4,879	4,879
Blurb, Inc	Software	Senior Debt Matures December 2015 Interest rate Prime +5.25% or Floor rate 8.5%	$5,000	4,873	4,873
SugarSync Inc.	Software	Senior Debt Matures April 2015 Interest rate Prime + 4.50% or Floor rate of 8.25%	$2,000	1,950	1,950
White Sky, Inc.	Software	Senior Debt Matures June 2014 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,418	1,357	1,400

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Tada Innovations, Inc.	Software	Senior Debt Matures August 2012 Interest rate Prime + 3.25% or Floor rate of 6.50%	$100	$90	$90

Total Debt Software (5.34%)*				22,921	23,004

Maxvision Holding, LLC.(7)	Electronics & Computer Hardware	Senior Debt Matures December 2013 Interest rate Prime + 8.25% or Floor rate of 12.00%, PIK interest 5.00%	$4,185	4,143	—
		Senior Debt Matures December 2013 Interest rate Prime + 6.25% or Floor rate of 10.00%, PIK interest 2.00%	$2,539	2,515	—
		Revolving Line of Credit Matures December 2013 Interest rate Prime +5.00% or Floor rate of 8.50%	$892	1,027	1,027

Total Maxvision Holding, LLC				7,685	1,027

Total Debt Electronics & Computer Hardware (0.24%)*				7,685	1,027

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$10,359	10,315	10,584
Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Senior Debt Matures August 2014 Interest rate Prime + 6.25% or Floor rate of 10.25%	$11,250	11,257	11,397
		Senior Debt Matures August 2014 Interest rate Prime + 8.65% or Floor rate of 12.65%	$15,000	14,386	14,574

Total Pacira Pharmaceuticals, Inc.				25,643	25,971

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Convertible Senior Debt Matures March 2012 Interest rate Fixed 8.00%	$1,888	1,888	1,888

Total Debt Specialty Pharmaceuticals (8.92%)*				37,846	38,443

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 7.75% or Floor rate of 11.00%	$2,500	2,329	2,329

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Kovio Inc.	Semiconductors	Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 9.25%	$1,250	$1,218	$1,218
		Senior Debt Matures March 2015 Interest rate Prime + 6.00% or Floor rate of 9.75%	$3,000	2,910	2,910

Total Kovio Inc.				4,128	4,128

Total Debt Semiconductors (1.50%)*				6,457	6,457

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	9,773	9,579
		Senior Debt Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$10,000	9,772	9,578

Total AcelRX Pharmaceuticals, Inc.				19,545	19,157

Alexza Pharmaceuticals, Inc. (4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$10,497	10,537	10,695
BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$5,000	4,730	4,880

Total BIND Biosciences, Inc.				4,730	4,880

Merrion Pharma, Plc.(5)	Drug Delivery	Senior Debt Matures January 2015 Interest rate Prime + 9.20% or Floor rate of 12.45%	$5,000	4,765	3,819
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$22,000	21,379	21,379

Total Debt Drug Delivery (13.90%)*				60,956	59,930

Gelesis, Inc. (8)	Therapeutic	Senior Debt Matures April 2013 Interest rate Prime + 8.75% or Floor rate of 12.00%	$3,428	3,514	3,254
Gynesonics, Inc.	Therapeutic	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$5,336	5,309	5,383

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Oraya Therapeutics, Inc.	Therapeutic	Senior Debt Matures March 2015 Interest rate Prime + 4.75% or Floor rate of 9.50%	$7,500	$7,377	$7,377
Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$4,965	4,932	4,932
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 6.5% or Floor rate of 9.00%	$1,500	1,485	1,412
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%, PIK interest 3.75%	$5,900	6,259	6,436

Total Pacific Child & Family Associates, LLC				12,676	12,780

Total Debt Therapeutic (6.68%)*				28,876	28,794

InXpo, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2014 Interest rate Prime + 7.5% or Floor rate of 10.75%	$3,192	3,083	3,147
Westwood One Communications	Internet Consumer & Business Services	Senior Debt Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%	$21,000	19,059	19,479
Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 6.87% or Floor rate of 10.12%	$13,000	12,877	13,131
MedCall	Internet Consumer & Business Services	Senior Debt Matures January 2016 Interest rate LIBOR + 7.79% or Floor rate of 9.50%	$5,168	5,051	5,051
ScriptSave (Medical Security Card Company, LLC)	Internet Consumer & Business Services	Senior Debt Matures February 2016 Interest rate LIBOR + 8.75%	$19,646	19,307	19,896
Trulia, Inc.	Internet Consumer & Business Services	Senior Debt Matures March 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,871	4,871
		Senior Debt Matures March 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,871	4,871

Total Trulia, Inc.				9,742	9,742

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate Libor + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	$7,441	$7,441
		Senior Debt	$11,500	11,335	11,335
		Revolving Line of Credit Matures September 2015 Interest rate Libor + 6.00% or Floor rate of 7.50%	$300	284	284

Total Vaultlogix, Inc.				19,060	19,060

Tectura Corporation	Internet Consumer & Business Services	Senior Debt Matures December 2012 Interest rate 11%	$5,625	6,834	6,834
		Revolving Line of Credit Senior Debt Matures August 2012 Interest rate 11%	$2,500	2,556	2,556
		Revolving Line of Credit Matures July 2012 Interest rate 11%, PIK interest 1.00%	$17,487	17,738	17,738

Total Tectura Corporation				27,128	27,128

Total Debt Internet Consumer & Business Services (27.06%)				115,307	116,634

Box.net, Inc.	Information Services	Senior Debt Matures March 2015 Interest rate Prime + 3.75% or Floor rate of 7.50%	$9,647	9,432	9,432
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,590	1,613	1,645

Total Box.net, Inc.				11,045	11,077

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$3,000	2,926	2,903
Jab Wireless, Inc.	Information Services	Senior Debt Matures August 2016 Interest rate Prime + 6.25% or Floor rate of 6.75%	$20,272	19,993	19,993

Total Debt Information Services (7.88%)				33,964	33,973

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$10,750	$10,884	$11,147

Total Debt Diagnostic (2.59%)*				10,884	11,147

deCODE genetics ehf.	Biotechnology Tools	Senior Debt Matures September 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%, PIK interest 2.00%	$5,000	4,664	4,664
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$2,416	2,425	2,479
Cempra Holdings LLC	Biotechnology Tools	Senior Debt Matures December 2015 Interest rate Prime + 7.05% or Floor rate of 10.30%	$10,000	9,721	9,721

Total Debt Biotechnology Tools (3.91%)*				16,810	16,864

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt 3 Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$3,000	2,879	2,879
Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,602	8,602

Total Debt Surgical Devices (2.66%)*				11,481	11,481

Neoprobe Corporation	Media/Content/Info	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$7,000	6,733	6,733
Women’s Marketing, Inc.	Media/Content/Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$10,000	9,956	10,156
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,710	9,503	9,896
		Senior Debt Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.0%	$9,956	9,744	9,744

Total Women’s Marketing, Inc.				29,203	29,796

Total Debt Media/Content/Info (8.47%)*				35,936	36,529

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
BrightSource Energy, Inc.(4)	Clean Tech	Senior Debt Matures December 2011 Interest rate Prime + 7.75% or Floor rate of 11.0%	$11,250	$11,122	$11,122
		Senior Debt Matures December 2012 Interest rate Prime + 9.55% or Floor rate of 12.8%	$13,750	13,593	13,593

Total BrightSource Energy, Inc.				24,715	24,715

EcoMotors, Inc.	Clean Tech	Senior Debt Matures February 2014 Interest rate Prime + 6.1% or Floor rate of 9.35%	$4,879	4,713	4,859
Enphase Energy, Inc.	Clean Tech	Senior Debt Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.0%	$4,898	4,784	4,748
NanoSolar, Inc.	Clean Tech	Senior Debt Matures September 2014 Interest rate Prime + 7.75% or Floor rate of 11.0%	$9,212	8,795	8,795
Integrated Photovoltaics	Clean Tech	Senior Debt Matures February 2015 Interest rate Prime + 7.375% or Floor rate of 10.625%	$3,000	2,875	2,875
Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate of 11.0%	$1,348	1,356	1,320
SCIenergy, Inc.	Clean Tech	Senior Debt Matures October 2014 Interest rate 6.25%	$202	202	202
		Senior Debt Matures August 2015 Interest rate 8.15%	$5,000	4,883	4,883

Total SCIenergy, Inc.				5,085	5,085

Solexel, Inc.	Clean Tech	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$937	594	594
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$8,120	8,389	8,389

Total Solexel, Inc.				8,983	8,983

Total Debt Clean Tech (14.24%)*				61,306	61,380

Total Debt (135.90%)				589,192	585,767

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants	46,446	$39	$42
		Preferred Stock Warrants	426,000	69	273
		Preferred Stock Warrants	110,270	35	51

Total Warrants Acceleron Pharmaceuticals, Inc.			582,716	143	366

Anthera Pharmaceuticals Inc.	Drug Discovery & Development	Common Stock Warrants	321,429	984	1,002
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants	50,000	28	—
		Preferred Stock Warrants	525,000	236	69
		Preferred Stock Warrants	660,000	311	137

Total Warrants Dicerna Pharmaceuticals, Inc.			1,235,000	575	206

EpiCept Corporation(5)	Drug Discovery & Development	Common Stock Warrants	325,204	4	15
Concert Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	200,000	234	233
NextWave Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	540,216	126	125
Horizon Pharma, Inc.	Drug Discovery & Development	Common Stock Warrants	22,408	231	—
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	302,143	155	1,116
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	210,473	137	68
PolyMedix, Inc.	Drug Discovery & Development	Common Stock Warrants	627,586	480	97
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	687,023	152	207
Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants	107,779	69	1,115
Chroma Therapeutics, Ltd.(5)	Drug Discovery & Development	Preferred Stock Warrants	325,261	490	387
NeurogesX, Inc.	Drug Discovery & Development	Preferred Stock Warrants	791,667	503	122

Total Warrants Drug Discovery & Development (1.17%)*			6,278,905	4,283	5,059

Affinity Videonet, Inc.	Communications & Networking	Preferred Stock Warrants	201,031	102	165
IKANO Communications, Inc.	Communications & Networking	Preferred Stock Warrants	747,698	117	—

Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	117,958	101	92
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	450,000	94	28
Pac-West Telecomm, Inc.	Communications & Networking	Preferred Stock Warrants	54,688	121	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
PeerApp, Inc.	Communications & Networking	Preferred Stock Warrants	298,779	$61	$23
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	135,000	95	206
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	1,136,277	52	109
PointOne, Inc.	Communications & Networking	Common Stock Warrants	145,877	131	5
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	110,000	123	121
Stoke, Inc(4)	Communications & Networking	Preferred Stock Warrants	158,536	53	149
		Preferred Stock Warrants	72,727	65	81

Total Stoke, Inc.			231,263	118	230

Total Warrants Communications & Networking (0.23%)*			3,628,571	1,115	979

Atrenta, Inc.	Software	Preferred Stock Warrants	1,196,847	136	815
		Preferred Stock Warrants	356,973	95	284

Total Atrenta, Inc.			1,553,820	231	1,099
Blurb, Inc.	Software	Preferred Stock Warrants	439,336	323	855
		Preferred Stock Warrants	234,280	636	636

Total Blurb, Inc.			673,616	959	1,491

Braxton Technologies, LLC.	Software	Preferred Stock Warrants	168,750	189	—
Bullhorn, Inc.	Software	Preferred Stock Warrants	122,807	43	229
Central Desktop, Inc.	Software	Preferred Stock Warrants	522,823	108	398
Clickfox, Inc.	Software	Preferred Stock Warrants	1,038,563	329	522
Forescout Technologies, Inc.	Software	Preferred Stock Warrants	399,687	99	142
HighRoads, Inc.	Software	Preferred Stock Warrants	190,176	45	7
Kxen, Inc.	Software	Preferred Stock Warrants	184,614	47	22
RichRelevance, Inc.	Software	Preferred Stock Warrants	112,749	98	12
Rockyou, Inc.	Software	Preferred Stock Warrants	41,266	116	1
Sportvision, Inc.	Software	Preferred Stock Warrants	259,139	39	—
SugarSync Inc.	Software	Preferred Stock Warrants	332,726	78	162
Daegis Inc. (pka Unify Corporation)	Software	Common Stock Warrants	718,860	1,434	237
White Sky, Inc.	Software	Preferred Stock Warrants	124,295	54	3
Tada Innovations, Inc.	Software	Preferred Stock Warrants	20,833	25	25
WildTangent, Inc.	Software	Preferred Stock Warrants	100,000	238	22

Total Warrants Software (1.01%)*			6,564,724	4,132	4,372

Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants	26,386	601	—
Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	181,818	63	196

Total Warrant Electronics & Computer Hardware (0.05%)*			208,204	664	196

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	502,273	309	516
Pacira Pharmaceuticals, Inc.	Specialty Pharmaceuticals	Common Stock Warrants	178,987	1,086	425

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	340,534	$528	$—

Total Warrants Specialty Pharmaceuticals (0.22%)*			1,021,794	1,923	941

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants	65,000	321	250
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock Warrants	650,000	275	58
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	99,286	24	118
Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants	423,529	252	2,495
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	1,821,429	174	—

Total Warrant Consumer & Business Products (0.68%)*			3,059,244	1,046	2,921

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	360,000	160	145
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	239,872	157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants	558,748	46	3
		Preferred Stock Warrants	1,954,762	582	10

Total iWatt, Inc.			2,513,510	628	13

Kovio Inc.	Semiconductors	Preferred Stock Warrants	319,352	92	4
NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants	2,941,176	297	1,328
Quartics, Inc.	Semiconductors	Preferred Stock Warrants	69,139	53	—

Total Warrants Semiconductors (0.35%)*			6,443,049	1,387	1,490

AcelRX Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	274,508	356	82
Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Preferred Stock Warrants	376,394	645	72
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	150,000	291	427
Merrion Pharma, Plc.(5)	Drug Delivery	Common Stock Warrants	1,453,519	214	194
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	61,452	87	155
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	269,663	557	565

Total Warrant Drug Delivery (0.35%)*			2,585,536	2,150	1,495

Gelesis, Inc.	Therapeutic	Preferred Stock Warrants	263,688	78	106
BARRX Medical, Inc.	Therapeutic	Preferred Stock Warrants	66,667	76	189
EKOS Corporation	Therapeutic	Preferred Stock Warrants	4,448,135	327	—
Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants	1,210,954	228	233
Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants	38,829	99	—
Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants	526,840	125	13
Oraya Therapeutics, Inc.	Therapeutic	Preferred Stock Warrants	477,966	551	551

Total Warrants Therapeutic (0.25%)*			7,033,079	1,484	1,092

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	303,872	147	—
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants	150,741	82	—
InXpo, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	648,400	98	56
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	200,000	43	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	863,599	$1,224	$—
Reply! Inc.(4)	Internet Consumer & Business Services	Preferred Stock Warrants	137,225	320	395
Trulia, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	168,165	188	413
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	253,378	51	26

Total Warrants Internet Consumer & Business Services (0.21%)			2,725,380	2,153	890

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants	235,294	106	—
		Common Stock Warrants	34,939	49	—

Total Lilliputian Systems, Inc.			270,233	155	—

Total Warrants Energy (0.00%)*			270,233	155	—

Box.net, Inc.	Information Services	Preferred Stock Warrants	271,070	73	2,280
		Preferred Stock Warrants	199,219	117	1,557
		Preferred Stock Warrants	62,255	193	233

Total Box.net, Inc.			532,544	383	4,070

Buzznet, Inc.	Information Services	Preferred Stock Warrants	19,962	9	—
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	48,232	58	1
Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock Warrants	1,104,020	213	—
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	266,567	265	332
Solutionary, Inc.	Information Services	Preferred Stock Warrants	117,171	96	—
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	190,234	230	83
Zeta Interactive Corporation	Information Services	Preferred Stock Warrants	620,000	172	237

Total Warrants Information Services (1.10%)			2,898,730	1,426	4,723

Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock Warrants	6,206,187	1,069	872

Total Warrants Diagnostic (0.20%)*			6,206,187	1,069	872

deCODE genetics ehf.	Biotechnology Tools	Preferred Stock Warrants	135,871	305	305
Labcyte, Inc.	Biotechnology Tools	Common Stock Warrants	840,817	197	263
Cempra Holdings LLC	Biotechnology Tools	Preferred Stock Warrants	370,714	187	186
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	204,545	45	203
		Preferred Stock Warrants	30,114	33	15

Total NuGEN Technologies, Inc.			234,659	78	218

Total Warrants Biotechnology Tools (0.23%)*			1,582,061	767	972

Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	62,500	87	85
Transmedics, Inc.(4)	Surgical Devices	Preferred Stock Warrants	40,436	225	—

Total Warrants Surgical Devices (0.02%)*			102,936	312	85

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants	407,457	482	2
Neoprobe Corporation	Media/Content/Info	Common Stock Warrants	333,333	244	245
Everyday Health, Inc. (Waterfront Media, Inc.)	Media/Content/Info	Preferred Stock Warrants	110,018	60	504

Total Warrants Media/Content/Info (0.17%)*			850,808	786	751

BrightSource Energy, Inc.(4)	Clean Tech	Preferred Stock Warrants	130,120	675	834
Calera, Inc.	Clean Tech	Preferred Stock Warrants	44,529	513	475

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
EcoMotors, Inc.	Clean Tech	Preferred Stock Warrants	437,500	$308	$646
Enphase Energy, Inc.	Clean Tech	Preferred Stock Warrants	330,882	102	49
GreatPoint Energy, Inc.	Clean Tech	Preferred Stock Warrants	393,212	548	208
NanoSolar, Inc.	Clean Tech	Preferred Stock Warrants	76,353	355	355
Propel Biofuels, Inc.	Clean Tech	Preferred Stock Warrants	3,200,000	211	170
SCIenergy, Inc.	Clean Tech	Preferred Stock Warrants	98,465	138	32
Solexel, Inc.	Clean Tech	Preferred Stock Warrants	245,682	1,161	275
Trilliant, Inc.	Clean Tech	Preferred Stock Warrants	320,000	162	82
Integrated Photovoltaics	Clean Tech	Preferred Stock Warrants	390,000	82	81
Total Warrants Clean Tech (0.74%)*			5,666,743	4,255	3,207

Total Warrants (6.97%)			57,126,185	29,107	30,045

Aegerion Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock	144,017	1,092	2,411
Aveo Pharmaceuticals	Drug Discovery & Development	Common Stock	167,864	842	2,887
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	502,684	503	374
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	546,448	2,000	3,825
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	244,158	1,000	1,231

Total Equity Drug Discovery & Development (2.49%)*			1,620,505	6,937	10,728

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	600,601	1,000	724
Acceleron Pharmaceuticals, Inc.		Preferred Stock	93,456	243	163
Acceleron Pharmaceuticals, Inc.		Preferred Stock	43,488	98	138
Acceleron Pharmaceuticals, Inc.		Preferred Stock	19,268	60	61

Total Acceleron Pharmaceuticals, Inc.			756,813	1,401	1,086
Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock	41,570	500	325

Total Equity Drug Delivery (0.33%)*			798,383	1,901	1,411

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	2,062,514	2,880	—
Neonova Holding Company	Communications & Networking	Preferred Stock	500,000	250	212
Peerless Network, Inc.	Communications & Networking	Preferred Stock	1,000,000	1,000	2,335
Stoke, Inc(4)	Communications & Networking	Preferred Stock	152,905	500	458

Total Equity Communications & Networking (0.70%)*			3,715,419	4,630	3,005

Atrenta, Inc.	Software	Preferred Stock	297,477	250	474

Total Equity Software (0.11%)*			297,477	250	474

Maxvision Holding, LLC.(7)	Electronics & Computer Hardware	Common Stock	3,581,329	3,581	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Spatial Photonics, Inc.(8)	Electronics & Computer Hardware	Preferred Stock	4,717,813	$268	$—

Total Equity Electronics & Computer Hardware (0.00%)*			8,299,142	3,849	—

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*			166,419	750	—

IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	500,000	500	360
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	187,970	500	491
Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	317,893	880	—
Wageworks, Inc.	Consumer & Business Products	Preferred Stock	38,520	250	388

Total Equity Consumer & Business Products (0.29%)*			1,044,383	2,130	1,239

iWatt, Inc.	Semiconductors	Preferred Stock	2,412,864	490	984
NEXX Systems, Inc.	Semiconductors	Preferred Stock	1,273,392	277	802

Total Equity Semiconductors (0.41%)*			3,686,256	767	1,786

BARRX Medical, Inc.	Therapeutic	Preferred Stock	750,000	1,500	3,628
Gelesis, Inc.	Therapeutic	Common Stock	674,208	—	108
		Preferred Stock	674,208	425	519
		Preferred Stock	675,676	500	520

Total Gelesis, Inc.			2,024,092	925	1,147
Gynesonics, Inc.	Therapeutic	Preferred Stock	219,298	250	156
Gynesonics, Inc.		Preferred Stock	656,512	283	295

Total Gynesonics, Inc.			875,810	533	451
Novasys Medical, Inc.	Therapeutic	Preferred Stock	4,118,444	1,000	799

Total Equity Therapeutic (1.40%)*			7,768,346	3,958	6,025

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock	218,251	177	44
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Preferred Stock	347,827	1,000	—

Total Equity Internet Consumer & Business Services (0.01%)			566,078	1,177	44

Box.net, Inc.	Information Services	Preferred Stock	390,625	500	3,543
		Preferred Stock	282,638	1,500	2,564

Total Box.net, Inc.			673,263	2,000	6,107

Buzznet, Inc.	Information Services	Preferred Stock	263,158	250	26
Magi.com (pka Hi5 Networks, Inc.)	Information Services	Preferred Stock	8,232,092	250	247
Solutionary, Inc.	Information Services	Preferred Stock	50,505	250	55
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock	500,000	603	90
Zeta Interactive Corporation	Information Services	Preferred Stock	500,000	500	629

Total Equity Information Services (1.66%)			10,219,018	3,853	7,154

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Shares	Cost(2)	Value(3)
Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock	136,983	$1,057	$671
Optiscan Biomedical, Corp.	Diagnostic	Preferred Stock	8,112,876	3,655	2,468

Total Equity Diagnostic (0.73%)*			8,249,859	4,712	3,139

Kamada, LTD.	Biotechnology Tools	Common Stock	71,490	427	384
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	189,394	500	473

Total Equity Biotechnology Tools (0.20%)*			260,884	927	857

Transmedics, Inc.(4)	Surgical Devices	Preferred Stock	208,960	1,400	—

Total Equity Surgical Devices (0.00%)*			208,960	1,400	—

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock	145,590	1,000	1,196

Total Equity Media/Content/Info (0.28%)*			145,590	1,000	1,196

Total Equity (8.60%)			47,046,719	38,241	37,058

Total Investments (151.47%)				$656,540	$652,870

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $34,519, $39,387 and $4,868 respectively. The tax cost of investments is $658,010.
(3)	Except for warrants in thirteen publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2011 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which the Company owns at least 25% of the voting securities of the company, or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2011, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Investment Income:
Interest income
Non Control/Non Affiliate investments	$21,512	$16,405	$62,502	$50,146
Affiliate investments	238	5	686	9
Control investments	—	—	—	777

Total interest income	21,750	16,410	63,188	50,932

Fees
Non Control/Non Affiliate investments	2,150	2,264	6,936	7,639
Affiliate investments	1	—	1	—
Control investments	—	10	—	84

Total fees	2,151	2,274	6,937	7,723

Total investment income	23,901	18,684	70,125	58,655

Operating expenses:
Interest	4,908	3,408	13,309	8,803
Loan fees	1,169	881	2,977	2,493
General and administrative	2,445	1,659	6,126	6,196
Employee Compensation:
Compensation and benefits	2,919	3,273	9,566	9,888
Stock-based compensation	1,109	870	3,111	2,518

Total employee compensation	4,028	4,143	12,677	12,406

Total operating expenses	12,550	10,091	35,089	29,898

Net investment income	11,351	8,593	35,036	28,757
Net realized gains (loss) on investments
Non Control/Non Affiliate investments	(9,091)	(1,601)	2,049	3,429

Total net realized gain (loss) on investments	(9,091)	(1,601)	2,049	3,429

Net increase (decrease) in unrealized appreciation (depreciation) on investments
Non Control/Non Affiliate investments	2,372	(730)	(12,922)	4,148
Affiliate investments	113	(53)	(2,265)	(3,425)
Control investments	—	14	—	(3,546)

Total net unrealized (depreciation) appreciation on investments	2,485	(769)	(15,187)	(2,823)

Total net realized and unrealized gain (loss)	(6,066)	(2,370)	(13,138)	606

Net increase (decrease) in net assets resulting from operations	$4,745	$6,223	$21,898	$29,363

Net investment income before provision for income taxes and investment gains and losses per common share:
Basic	$0.23	$0.20	$0.71	$0.67

Net increase in net assets resulting from operations per common share
Basic	$0.09	$0.14	$0.44	$0.67

Diluted	$0.09	$0.14	$0.44	$0.67

Weighted average shares outstanding
Basic	48,750	43,071	48,130	42,920

Diluted	48,808	43,337	48,237	43,251

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions From Net Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,647)	$(342)	$412,532
Net increase in net assets resulting from operations	—	—	—	(2,823)	3,429	28,757	—	29,363
Issuance of common stock	167	—	893	—	—	—	—	893
Issuance of common stock under restricted stock plan	253	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	123	—	1,245	—	—	—	—	1,245
Retired shares from net issuance	(79)	—	(887)	—	—	—	—	(887)
Issuance of the Convertible Senior Notes	—	—	5,190	—	—	—	—	5,190
Dividends declared	—	—	—	—	—	(28,853)	—	(28,853)
Stock-based compensation	—	—	2,567	—	—	—	—	2,567

Balance at September 30, 2011	43,908	$43	$486,557	$(10,861)	$(47,604)	$(5,743)	$(342)	$422,050

Balance at December 31, 2011	43,853	44	484,244	(3,431)	(43,042)	(6,432)	(342)	431,041

Net increase in net assets resulting from operations	—	—	—	(15,187)	2,049	35,036	—	21,898
Issuance of common stock	574	1	3,252	—	—	—	—	3,253
Issuance of common stock under restricted stock plan	530	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	155	—	1,649	—	—	—	—	1,649
Retired shares from net issuance	(327)	—	(4,254)	—	—	—	—	(4,254)
Public Offering	5,000	5	47,649	—	—	—	—	47,654
Dividends declared	—	—	—	—	—	(35,292)	—	(35,292)
Stock-based compensation	—	—	3,168	—	—	—	—	3,168

Balance at September 30, 2012	49,785	$51	$535,707	$(18,618)	$(40,993)	$(6,688)	$(342)	$469,117

See notes to consolidated financial statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$21,898	$29,363
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(302,662)	(337,631)
Principal payments received on investments	165,157	223,193
Proceeds from sale of investments	21,265	17,053
Net unrealized appreciation on investments	15,187	2,823
Net realized loss on investments	(2,049)	(3,429)
Accretion of paid-in-kind principal	(834)	(1,651)
Accretion of loan discounts	(4,221)	(5,752)
Accretion of loan discount on Convertible Senior Notes	812	496
Accretion of loan exit fees	(2,998)	—
Change in deferred loan origination revenue	1,026	(1,755)
Unearned fees related to unfunded commitments	(1,865)	—
Amortization of debt fees and issuance costs	1,391	—
Depreciation	212	268
Stock-based compensation and amortization of restricted stock grants	3,168	2,568
Change in operating assets and liabilities:
Interest and fees receivable	(1,955)	(147)
Prepaid expenses and other assets	(938)	3,279
Accounts payable	99	(810)
Accrued liabilities	(1,289)	(429)

Net cash used in operating activities	(88,596)	(72,561)
Cash flows from investing activities:
Purchases of capital equipment	(85)	(122)

Net cash used in investing activities	(85)	(122)
Cash flows from financing activities:
Proceeds from issuance of common stock, net	46,594	6
Dividends paid	(33,643)	(27,607)
Borrowings of credit facilities	39,250	43,750
Repayments of credit facilities	(74,303)	(25,000)
Issuance of Notes Payable	159,490	—
Issuance of Covertible Senior Notes	—	75,000
Cash paid for debt issuance costs	(6,088)	(3,110)
Fees paid for credit facilities and debentures	—	(1,061)

Net cash provided by financing activities	131,300	61,978

Net increase (decrease) in cash	42,619	(10,705)
Cash and cash equivalents at beginning of period	64,474	107,014

Cash and cash equivalents at end of period	$107,093	$96,309

See notes to consolidated financial statements (audited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and clean-technology industries at all stages of development. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, MA, Boulder, CO and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”), under the authority of the Small Business Administration (“SBA”), on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4).

HT II and HT III hold approximately $182.0 million and $223.3 million in assets, respectively, and accounted for approximately 15.3% and 18.8% of the Company’s total assets prior to consolidation at September 30, 2012.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). The Company currently qualifies as a RIC for federal income tax purposes, which allows the Company to avoid paying corporate income taxes on any income or gains that the Company distributes to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of the Company’s gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2011. The year-end consolidated statement of assets and liabilities data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Valuation of Investments

The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures (formerly known as SFAS No. 157, Fair Value Measurements). At September 30, 2012, 85.2% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

Our Board of Directors may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain of the Company’s portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the valuation committee of the Board of Directors reviews the preliminary valuation of the investment committee which incorporates the results of the independent valuation firm as appropriate;

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the valuation committee.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of September 30, 2012. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Quantitative Information about Level 3 Fair Value Measurements of Debt Investments

Investment Type - Level Three Debt Investments	Fair Value at September 30, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Pharmaceuticals - Debt	$220,641	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	14.0% - 16.8% (2.0%) - 1.5%
		Option Pricing Model(b)	Average Industry Volatility(c) Risk Free Interest Rate	57.62% 0.23% 18.2
Medical Devices - Debt	39,613	Market Comparable Companies	Hypothetical Market Yield Premium	14.1% 0.0% - 1.0%
Technology - Debt	137,473	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	13.3% - 17.9% (1.5%) - 1.0%
Clean Tech - Debt	82,267	Market Comparable Companies	Hypothetical Market Yield Premium	16.46% 0.0% - 1.0%
Lower Middle Market - Debt	213,781	Market Comparable Companies	Hypothetical Market Yield Premium	10.8% - 19.5% 0.0% - 5.0%
		Broker Quote(d)	Price Quotes	90.0% - 99% of par
		Liquidation	Investment Collateral	$1.0 - $5.0 million

Total Level Three Debt Investments	$693,775

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Clean Tech, above, aligns with the Clean Tech industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the fair value conversion feature of convertible notes.
(c)	Represents the range of industry volatility used by market participants when pricing the investment.
(d)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

Quantitative Information about Level 3 Fair Value Measurements of Warrants and Equity Investments

Investment Type -	Fair Value at September 30, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Level Three Warrant and Equity Investments	$57,603	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c)	5.6x - 22.1x 0.6x - 19.6x 10.4% - 25.8%
Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	46.49% - 139.22% 0.17% - 0.61% 12 - 48

Total Level Three Warrant and Equity Investments	$57,603

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and clean technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or if under the in exchange premise when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or if under the in exchange premise the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of September 30, 2012 (unaudited) and as of December 31, 2011. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the nine-month period ended September 30, 2012, there were no transfers in between Levels 1 or 2.

		Investments at Fair Value as of September 30, 2012
(in thousands) Description	9/30/2012	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$693,775	$—	$—	$693,775
Preferred stock	31,275	—	—	31,275
Common stock	16,537	15,472	—	1,065
Warrants	32,872	—	7,609	25,263

	$774,459	$15,472	$7,609	$751,378

		Investments at Fair Value as of December 31, 2011
(in thousands) Description	12/31/2011	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$585,767	$—	$—	$585,767
Preferred stock	30,289	—	—	30,289
Common stock	6,769	6,679	—	90
Warrants	30,045	—	3,761	26,284

	$652,870	$6,679	$3,761	$642,430

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the nine-months ended September 30, 2012 (unaudited) and for the year ended December 31, 2011.

(in thousands)	Balance, January 1, 2012	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balances, September 30, 2012
Senior Debt	$585,767	$(5,178)	$(14,007)	$308,547	$(2,000)	$(178,998)	$—	$—	$(356)	$693,775
Preferred Stock	30,289	324	3,182	7,700	(6,432)	—	—	356	(4,144)	31,275
Common Stock	90	(16)	4,931	9,558	(45)	—	—	—	(13,453)	1,065
Warrants	$26,284	3,526	(1,402)	6,088	(4,977)	—	—	—	(4,256)	25,263

Total	$642,430	$(1,344)	$7,296	$331,893	$(13,454)	$(178,998)	$—	$356	$(22,209)	$751,378

(in thousands)	Balance, January 1, 2011	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Exit	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balances, December 31, 2011
Senior Debt	$394,198	$(4,301)	$9,050	$454,640	$—	$(263,432)	$—	$—	$(4,388)	$585,767
Subordinated Debt	7,420	—	—	—	—	(7,420)	—	—	—	—
Preferred Stock	24,607	(1,441)	838	1,860	—	—	—	4,425	—	30,289
Common Stock	1,030	—	(940)	—	—	—	—	—	—	90
Warrants	17,401	(1,054)	5,243	6,507	(497)	—	(51)	—	(1,265)	$26,284

Total	$444,656	$(6,796)	$14,191	$463,007	$(497)	$(270,852)	$(51)	$4,425	$(5,653)	$642,430

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.

(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)

Transfers in to Level 3 relate to the conversion of E-Band Communications, Inc. debt to equity. Transfers out of Level 3 relate to the respective initial public offerings of Annie’s, Inc., Cempra, Inc., Enphase Energy, Inc. Facebook, Inc., Merrimack Pharmaceuticals, Inc. Tectura Corporation, and WageWorks, Inc. to level 1.

For the nine-months ended September 30, 2012, approximately $3.4 million in unrealized appreciation and $29,000 in unrealized depreciation was recorded for equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $14.0 million in unrealized depreciation was recorded for Level 3 debt investments relating to assets still held at the reporting date.

For the year ended December 31, 2011, approximately $9.1 million and $3.8 million in unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $480,000 in unrealized depreciation was recorded for equity Level 3 investments relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the three and nine-months ended September 30, 2012 and September 30, 2011:

(in thousands)	Three months ended September 30, 2012						Nine months ended September 30, 2012
Portfolio Company	Type	Fair Value at September 30, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
E-Band Communications, Corp.	Non- Controlled Affiliate	1,483	—	21	—	—	4	(1,466)	—	—
Gelesis	Non- Controlled Affiliate	1,792	239	92	—	—	683	(799)	—	—

Total		$3,275	$239	$113	$—	$—	$687	$(2,265)	$—	$—

(in thousands)	Three months ended September 30, 2011						Nine months ended September 30, 2011
Portfolio Company	Type	Fair Value at September 30, 2011	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
MaxVision Holding, LLC.	Control	$2,983	$10	$14	$—	$—	$861	$(3,546)	$—	$—
E-Band Communications, Corp.	Non- Controlled Affiliate	—	5	(53)	—	—	9	(3,425)	—	—

Total		$2,983	$15	$(39)	$—	$—	$870	$(6,971)	$—	$—

At September 30, 2012, the Company did not hold any Control Investments. The Company’s investment in MaxVision Holding, L.L.C., a company that was a Control Investment as of December 31, 2011, was liquidated during the three-month period ended September 30, 2012. On July 31, 2012, the Company received payment of $2.0 million for its total debt investments in Maxvision Holding, L.L.C. Approximately $8.7 million of realized losses and $10.5 million of net change in unrealized appreciation was recognized on this control debt and equity investment during the nine-month period ended September 30, 2012.

A summary of the composition of the Company’s investment portfolio as of September 30, 2012 (unaudited) and December 31, 2011 at fair value is shown as follows:

	September 30, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$574,301	74.2%	$482,268	73.9%
Senior secured debt	152,346	19.6%	133,544	20.4%
Preferred stock	31,675	4.1%	30,181	4.6%
Common Stock	16,137	2.1%	6,877	1.1%

	$774,459	100.0%	$652,870	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of September 30, 2012 (unaudited) and as of December 31, 2011 is shown as follows:

	September 30, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$766,610	99.0%	$634,736	97.2%
England	3,313	0.4%	8,266	1.3%
Iceland	4,431	0.6%	4,970	0.7%
Ireland	105	0.0%	3,842	0.6%
Canada	—	0.0%	672	0.1%
Israel	—	0.0%	384	0.1%

	$774,459	100.0%	$652,870	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at September 30, 2012 (unaudited) and December 31, 2011:

	September 30, 2012		December 31, 2011
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$148,646	19.2%	$131,428	20.1%
Internet Consumer & Business Services	120,789	15.6%	117,542	18.0%
Clean Technology	85,445	11.0%	64,587	9.9%
Software	71,040	9.2%	27,850	4.3%
Drug Delivery	65,811	8.5%	62,665	9.6%
Medical Device & Equipment	47,077	6.1%	—	0.0%
Media/Content/Info	45,330	5.9%	38,476	5.9%
Communications & Networking	40,175	5.2%	28,618	4.4%
Information Services	37,448	4.8%	45,850	7.0%
Healthcare Services, Other	36,145	4.6%	—	0.0%
Diagnostic	16,650	2.1%	15,158	2.3%
Specialty Pharmaceuticals	12,945	1.7%	39,384	6.0%
Biotechnology Tools	11,596	1.5%	18,693	2.9%
Surgical Devices	11,463	1.5%	11,566	1.8%
Consumer & Business Products	11,391	1.5%	4,186	0.6%
Semiconductors	7,204	0.9%	9,733	1.5%
Electronics & Computer Hardware	5,304	0.7%	1,223	0.2%
Therapeutic	—	0.0%	35,911	5.5%

	$774,459	100.0%	$652,870	100.0%

During the three and nine-month periods ended September 30, 2012, the Company funded investments in debt securities, totaling approximately $90.8 million and $260.6 million, respectively. During the three and nine-month periods ended September 30, 2012, the Company funded equity investments of approximately $589,000 and $7.7 million respectively. During the nine-month period ended September 30, 2012, the Company converted approximately $356,000 of debt to equity in one portfolio company. In addition, in December 2011, Hercules entered into an agreement to acquire shares of Facebook, Inc. common stock for approximately $9.6 million through a secondary marketplace. The investments were subject to a Facebook, Inc. right of first refusal, which expired thirty days after the date of investment. At December 31, 2011 these assets were held as Other Assets. In February 2012, Hercules was notified that Facebook Inc. had not exercised its repurchase right with respect to any of the shares and had executed all documents necessary to fully transfer the ownership of the shares to Hercules. Accordingly, during the nine-month period ended September 30, 2012, the investment in Facebook, Inc. was transferred from Other Assets to Investments.

During the three and nine-month periods ended September 30, 2011 the Company made investments in debt securities, totaling approximately $146.1 million and $351.3 million, respectively. The Company funded equity investments of approximately $1.1 million in the three month period and approximately $1.6 million in the nine-month period ended September 30, 2011.

During three month period ended September 30, 2012, the Company recognized net realized losses of approximately $9.1 million on the portfolio. During the quarter ended September 30, 2012, we recorded realized losses of approximately $8.7 million, $672,000 and $463,000, respectively, from the liquidation of MaxVision Holding, L.L.C, Zeta Interactive Corporation and Magi.com (pka Hi5 Networks, Inc.). These losses were partially offset by realized gains of approximately $825,000 related to the sale of Barrx Medical, Inc. During the nine-month period ended September 30, 2012, the Company recognized net realized gains of approximately $2.0 million on the portfolio.

During the three-months ended September 30, 2011, the Company recognized no realized gains or losses and for the nine-months ended September 30, 2011 the Company recognized net realized gains of approximately $10.1 million from the sale of common stock in its public portfolio companies. During the three and nine-months ended September 30, 2011, the Company recognized realized losses of approximately $1.6 million and $6.7 million, respectively, from equity, loan, and warrant investments in portfolio companies that have been liquidated.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $2.8 million and $4.5 million of unamortized fees at September 30, 2012 and December 31, 2011, respectively, and approximately $5.6 million and $4.4 million in exit fees receivable at September 30, 2012 and December 31, 2011, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $297,000 and $866,000 in PIK income in the three and nine-month periods ended September 30, 2012. The Company recorded approximately $285,000 and $1.4 million in PIK income in the same periods ended September 30, 2011, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three and nine-month periods ended September 30, 2012.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At September 30, 2012, approximately 64.4% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company (including their intellectual property), 34.9% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 0.7% of portfolio company loans had an equipment only lien.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, 2019 Notes payable (the “April 2019 Notes” and the “September 2019 Notes”, together the “2019 Notes”) and the SBA debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At September 30, 2012, the April 2019 Notes were trading on the New York Stock Exchange for $1.015 per dollar at par value, and the September 2019 Notes were trading on the New York Stock Exchange for $1.004 per dollar at par value. Based on market quotations on or around September 30, 2012, the Convertible Senior Notes were trading for $1.0275 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $217.1 million, compared to the carrying amount of $200.25 million as of September 30, 2012.

The liabilities of the Company below are recorded at amortized cost and not at fair value on the balance sheet. The following table provides additional information about the level in the fair value hierarchy of our liabilities:

(in thousands) Description	9/30/2012	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
April 2019 Notes	$85,740	$—	$85,740	$—
September 2019 Notes	$75,300	$—	$75,300	$—
Convertible Senior Notes	$77,063	$—	$77,063	$—
SBA Debentures	$217,130	$—	$—	$217,130

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 1.

4. Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. The Company’s net investment of $75.0 million in HT II as of September 30, 2012 fully funds the required regulatory capital for HT II. HT II has a total of $76.0 million of SBA guaranteed debentures outstanding as of September 30, 2012 and has paid the SBA commitment fees of approximately $1.5 million. As of September 30, 2012, the Company held investments in HT II in 52 companies with a fair value of approximately $162.1 million, accounting for approximately 20.9% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of September 30, 2012, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $124.25 million was outstanding as of September 30, 2012. As of September 30, 2012, HT III has paid commitment fees of approximately $1.5 million. As of September 30, 2012, the Company held investments in HT III in 32 companies with a fair value of approximately $195.4 million, accounting for approximately 25.2% of the Company’s total portfolio.

There is no assurance that HT II or HT III will be able to draw to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA.

A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of September 30, 2012 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semi-annually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on September 19, 2012 were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended September 30, 2012 for HT II was approximately $88.9 million with an average interest rate of approximately 4.8%. The average amount of debentures outstanding for the quarter ended September 30, 2012 for HT III was approximately $110.8 million with an average interest rate of approximately 3.3%.

HT II and HT III hold approximately $182.0 million and $223.3 million in assets, respectively, and accounted for approximately 15.3% and 18.8% of the Company’s total assets prior to consolidation at September 30, 2012.

In January 2011, the Company repaid $25.0 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In April 2011, the SBA approved a $25.0 million dollar commitment for HT III.

In February 2012, the Company repaid $24.3 million of SBA debentures under HT II, priced at 6.63%, including annual fees. In June 2012, the SBA approved a $24.3 million dollar commitment for HT III.

In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees and $12.75 million priced at 6.38%, including annual fees.

As of September 30, 2012, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA, and a maximum amount of $225.0 million for funds under common control, subject to periodic adjustments by the SBA. In the aggregate, at September 30, 2012 there was $200.25 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, and in September 2012 the SBA approved an additional $24.75 million commitment under HT III, bringing us to the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of September 30, 2012 (unaudited) and December 31, 2011:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	September 30 2012	December 31, 2011
SBA Debentures:
September 26, 2007	September 1, 2017	6.43%	$—	$12,000
March 26, 2008	March 1, 2018	6.38%	34,800	58,050
September 24, 2008	September 1, 2018	6.63%	—	13,750
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
September 19, 2012	September 1, 2022	3.05%	24,250	—

Total SBA Debentures			$200,250	$225,000

(1)	Interest rate includes annual charge

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, the Company entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended September 30, 2012, this non-use fee was approximately $112,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term. At September 30, 2012, there was no debt outstanding under the Wells Facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at September 30, 2012.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, the Company renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012 the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue additional senior notes relating to the offer and sale of the Company’s 2019 Notes. On September 17, 2012, the Company entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, the Company is permitted to increase its unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with an interest rate floor of 4.0%. At September 30, 2012, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended September 30, 2012, this non-use fee was approximately $70,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. At September 30, 2012, there was no debt outstanding under the Union Bank Facility.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of September 30, 2012, the minimum tangible net worth covenant has increased to $356.5 million as a result of the January 2012 follow-on public offering of 5.0 million shares of common stock for net proceeds of approximately $47.2 million. The Union Bank Facility will mature on November 2, 2014, approximately three years from the date of issuance, revolving through the first 24 months with a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at September 30, 2012.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility was terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $699,000 as of September 30, 2012 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between December 2012 and January 2017.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of its 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated statement of assets and liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of September 30, 2012, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $5.2 million.

As of September 30, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of September 30, 2012
Principal amount of debt	$75,000
Original issue discount, net of accretion	(3,835)

Carrying value of debt	$71,165

For the three month and nine-months ended September 30, 2012, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

(in thousands)	Three Months Ended September 2012	Nine Months Ended September 2012
Stated interest expense	$1,125	$3,375
Accretion of original issue discount	271	812
Amortization of debt issuance cost	144	433

Total interest expense and fees	$1,540	$4,620

Cash paid for interest expense	$—	$2,250

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1 % and 8.2% for the three and nine-months ended September 30, 2012, respectively. As of September 30, 2012, we are in compliance with the terms of the indentures governing the Convertible Senior Notes.

2019 Notes Payable

On March 6, 2012, the Company and U.S. Bank National Association (the “Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the Trustee entered into the First Supplemental Indenture to the Base Indenture (the “Base Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture, dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

2019 Notes payable is compromised of:

	As of
(in thousands)	September 30, 2012	December 31, 2011
April 2019 Notes	$84,490	$—
September 2019 Notes(1)	75,000	—

Total Notes Payable	$159,490	$—

(1)

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In July 2012, we re-opened our April 2019 Notes and issued an additional amount of approximately $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 (the “Underwriting Agreement”) among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the three months and nine-months ended September 30, 2012, the components of interest expense and related fees and cash paid for interest expense for the April 2019 and September 2019 Notes are as follows:

(in thousands)	Three Months Ended September 30, 2012(1)	Nine Months Ended September 30, 2012(1)
Stated interest expense	$1,509	$2,128
Amortization of debt issuance cost	130	179

Total interest expense and fees	$1,639	$2,307

Cash paid for interest expense	$—	$—

(1)	Includes the April 2019 Notes and the September 2019 Notes.

As of September 30, 2012, the Company is in compliance with the terms of the indenture governing the April 2019 Notes and the September 2019 Notes.

Outstanding Borrowings

At September 30, 2012 (unaudited) and December 31, 2011, the Company had the following borrowing capacity and outstanding borrowings:

	September 30, 2012		December 31, 2011
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
Union Bank Facility	$55,000	$—	$55,000	$—
Wells Facility	75,000	—	75,000	10,187
April 2019 Notes	84,490	84,490	—	—
September 2019 Notes(2)	75,000	75,000	—	—
Convertible Senior Notes(3)	75,000	71,165	75,000	70,353
SBA Debentures(4)	225,000	200,250	225,000	225,000

Total	$589,490	$430,905	$430,000	$305,540

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding
(2)

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

(3)

Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $3.8 million at September 30, 2012.

(4)

In February 2012, the Company repaid $24.3 million of SBA debentures under HT II, priced at approximately 6.63%, including annual fees. In June 2012, the SBA approved a $24.3 million dollar commitment for HT III. In August 2012, the Company repaid $24.75 million of SBA debentures under HT II, $12.0 million priced at 6.43%, including annual fees, and $12.75 million priced at 6.38%, including annual fees. In September 2012, the SBA approved a $24.75 million dollar commitment for HT III bringing the total available borrowings to $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.

5. Income taxes

The Company has elected to be taxed as a RIC under Subchapter M of the Code and intends to continue to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

During the quarter ended September 30, 2012, the Company declared a distribution of $0.24 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If we had determined the tax attributes of our distributions year-to-date as of September 30, 2012, approximately 100.0% would be from ordinary income and spillover earnings from 2011. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2012 distributions to shareholders will actually be.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

Taxable income for the nine-month period ended September 30, 2012 was approximately $33.8 million or $0.70 per share. Taxable net realized gains for the same period were $10.8 million or approximately $0.22 per share. Taxable income for the nine-month period ended September 30, 2011 was approximately $27.1 million or $0.63 per share. Taxable net realized gains for the same period were $8.6 million or approximately $0.20 per share.

6. Shareholders’ Equity

On January 20, 2012, the Company raised approximately $47.7 million, net of issuance costs, in a public offering of 5,000,000 shares of its common stock.

On July 25, 2012, the Company approved the extension of the stock repurchase plan under the same terms and conditions that allows the Company to repurchase up to $35.0 million of its common stock as previously approved and extended for an additional six month period set to expire on February 26, 2013. During the nine-month period ended September 30, 2012, the Company did not repurchase any common stock.

At September 30, 2012, the Company was authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

The Company has issued stock options for common stock subject to future issuance, of which 2,522,802 and 4,231,444 were outstanding at September 30, 2012 and December 31, 2011, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the

2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. On June 1, 2011, stockholders approved an increase of 1,000,000 shares, authorizing the Company to issue 8,000,000 shares of common stock under the 2004 Plan. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vested 33% on an annual basis from the date of grant. Deferred compensation cost was recognized ratably over the three year vesting period.

A summary of common stock options activity under the Company’s 2006 and 2004 Plans for the nine-months ended September 30, 2012 and 2011 is as follows:

	For the Nine Months Period Ended September 30,
	2012	2011
	Common Stock Options	Common Stock Options
Outstanding at Beginning of Period	4,231,444	4,729,849
Granted	54,000	526,700
Exercised	(560,696)	(156,994)
Cancelled	(1,201,946)	(733,020)

Outstanding at End of Period	2,522,802	4,366,535

Weighted-average exercise price	$12.09	$11.39

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At September 30, 2012, options for approximately 2.2 million shares were exercisable at a weighted average exercise price of approximately $12.40 per share with a weighted average remaining contractual term of 2.13 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the nine-month periods ended September 30, 2012 and 2011 was approximately $96,000 and $1.2 million respectively. During the three-month periods ended September 30, 2012 and 2011, approximately $89,000 and $126,000 of share-based cost due to stock option grants was expensed, respectively. During the nine-month periods ended September 30, 2012 and 2011, approximately $309,000 and $480,000 of share-based cost due to stock option grants was expensed, respectively. As of September 30, 2012, there was approximately $527,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 1.8 years. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the nine-month periods ended September 30, 2012 and 2011:

	For Nine Months Ended September 30,
	2012	2011
Expected Volatility	46.39%	46.39%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	0.49% - 1.07%	0.79% - 1.98%

The following table summarizes stock options outstanding and exercisable at September 30, 2012.

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21 - $8.49	46,248	4.51	$250,286	$5.60	46,248	4.51	$250,286	$5.60
$8.67 - $13.40	1,782,554	3.21	468,097	$11.51	1,421,632	2.48	175,255	$11.84
$13.87 - $14.02	694,000	1.27	—	$14.02	694,000	1.27	—	$14.02

$4.21 - $14.02	2,522,802	2.7	$718,383	$12.09	2,161,880	2.13	$425,541	$12.40

During the nine-months ended September 30, 2012 and 2011, respectively, the Company granted approximately 692,000 and 306,600 shares of restricted stock pursuant to the Plans. Each restricted stock award granted in 2012 and 2011 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. The restricted stock awarded in 2008 vested 25% annually on the anniversary date of the award. Share based compensation cost was recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2008.

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the nine-month periods ended September 30, 2012 and 2011, was approximately $7.5 million and $3.4 million, respectively. During the three-month periods ended September 30, 2012 and 2011, the Company expensed approximately $1.0 million and $762,000 of compensation expense related to restricted stock, respectively. During the nine-month periods ended September 30, 2012 and 2011, the Company expensed approximately $2.9 million and $2.1 million of compensation expense related to restricted stock, respectively. As of September 30, 2012, there was approximately $9.3 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.86 years.

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2012	2011	2012	2011
Numerator
Net increase in net assets resulting from operations	$4,745	$6,223	$21,898	$29,363
Less: Dividends declared-common and restricted shares	(11,952)	(9,648)	(35,292)	(28,853)

Undistributed earnings	(7,207)	(3,425)	(13,394)	510

Undistributed earnings-common shares	(7,207)	(3,425)	(13,394)	510
Add: Dividend declared-common shares	11,703	9,473	34,503	28,329

Numerator for basic and diluted change in net assets per common share	4,496	6,048	21,108	28,839

Denominator

Basic weighted average common shares outstanding	48,750	43,071	48,130	42,920
Common shares issuable	58	265	107	331

Weighted average common shares outstanding assuming dilution	48,808	43,336	48,237	43,251
Change in net assets per common share
Basic	$0.09	$0.14	$0.44	$0.67
Diluted	$0.09	$0.14	$0.44	$0.67

The calculation of change in net assets per common share—assuming dilution, excludes all anti-dilutive shares. For the three and nine-month periods ended September 30, 2012 and 2011, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, were approximately 2.5 million and 2.5 million shares, respectively.

9. Financial Highlights

Following	is a schedule of financial highlights for the nine-months ended September 30, 2012 and 2011:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands, except per share amounts)

	Nine Months Ended September 30,
	2012	2011
Per share data:
Net asset value at beginning of period	$9.83	$9.50
Net investment income	0.73	0.67
Net realized gain (loss) on investments	0.04	0.08
Net unrealized appreciation (depreciation) on investments	(0.33)	(0.07)

Total from investment operations	(0.44)	0.68
Net increase/(decrease) in net assets from capital share transactions	(0.20)	0.04
Distributions from net investment income	(0.71)	(0.67)
Stock-based compensation expense included in investment income(1)	0.06	0.06

Net asset value at end of period	$9.42	$9.61

Ratios and supplemental data:
Per share market value at end of period	$11.01	$8.52
Total return	24.25%	(12.62	)%(2)
Shares outstanding at end of period	49,785	43,908
Weighted average number of common shares outstanding	48,130	42,920
Net assets at end of period	$469,117	$422,050
Ratio of operating expense to average net assets	9.79%	9.53%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	9.77%	9.17%
Average debt outstanding	$322,193	$220,664
Weighted average debt per common share	$6.69	$5.14

(1)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital. The total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(2)

The total return equals the increase or decrease of ending market value over beginning market value, plus distributions, dividend by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan.

10. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at September 30, 2012 totaled approximately $66.0 million. Approximately $39.5 million of these unfunded commitments are dependent upon the portfolio company reaching certain milestones before the Company’s debt commitment becomes available. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $133.5 million of non-binding term sheets outstanding to 13 new and existing companies at September 30, 2012. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through October 2018. Total rent expense amounted to approximately $294,000 and $868,000 during the three and nine-month period ended September 30, 2012 respectively. There was approximately $278,000 and $832,000 recorded in the same periods ended September 30, 2011.

Future commitments under operating leases as of September 30, 2012 were as follows:

	Payments due by period
	(in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years		After 5 years
Borrowings	$430,905	$—	$—	$71,165	(4)	$359,740	(3)
Operating Lease Obligations(5)	9,146	1,277	2,802	3,025		2,042

Total	$440,051	$1,277	$2,802	$74,190		$361,782

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4.
(3)

Includes $200.25 million in borrowings under the SBA debentures, $84.5 million in aggregate principal amount of the April 2019 Notes, and $75.0 million in aggregate principal amount of the September 2019 Notes. See 12. Subsequent Events for discussion of overallotment.

(4)

Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes was $3.8 million at September 30, 2012.

(5)	Long-term facility leases.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04—Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. The highest and best use valuation premise is only applicable to non-financial assets. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (2) a description of the valuation processes in place; and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities and as such the Company has adopted this ASU beginning with the quarter ended March 31, 2012.

The Company has increased the disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on our financial position or results of operations.

12. Subsequent Events

Liquidity and Capital Resources

In October 2012, the Company completed a follow-on public offering of 3.1 million shares of common stock for proceeds of approximately $33.6 million, before deducting offering expenses payable by the Company.

In October 2012, in connection with the recent public offering of $75.0 million in aggregate principal amount of the Company’s 7.00% senior unsecured notes due 2019 (the “September 2019 Notes”), which closed on September 24, 2012, the underwriters have exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total size of the offering to $85.9 million.

Dividend Declaration

On October 26, 2012 the Board of Directors declared a cash dividend of $0.24 per share that will be payable on November 21, 2012 to shareholders of record as of November 14, 2012. This dividend represents the Company’s twenty-ninth consecutive dividend declaration since its initial public offering, bringing the total cumulative dividend declared to date to $7.64 per share.

Portfolio Company Developments

In October 2012, the Company’s portfolio company Nextwave Pharmaceuticals, reached a definitive agreement to be acquired by Pfizer Inc. (NYSE: PFE). Pfizer is exercising the option to acquire NextWave and will make a payment of $255.0 million to NextWave shareholders at the close of the deal. NextWave shareholders are eligible to receive additional payments of up to $425 million if certain sales milestones are met.

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Hercules Technology Growth Capital, Inc. (the “Company” or the “Registrant”) are included in this registration statement in “Part A—Information Required in a Prospectus”:

2. Exhibits

Exhibit Number	Description

a.1	Articles of Amendment and Restatement.(2)

a.2	Articles of Amendment, dated March 6, 2007.(12)

a.3	Articles of Amendment, dated April 5, 2011. (23)

b	Amended and Restated Bylaws.(2)

d.1	Specimen certificate of the Company’s common stock, par value $.001 per share.(3)

d.2	Form of Indenture and related exhibits(27)

d.3	Form of Warrant Agreement(27)

d.4	Form of Subscription Agent Agreement(27)

d.5	Form of Subscription Certificate(27)

d.6	Statement of Eligibility of Trustee on Form T-1(27)

Exhibit Number	Description
d.7	Indenture, dated March 6, 2012 between the Registrant and U.S. Bank National Association.(28)

d.8	First Supplemental Indenture, dated April 17, 2012 between the Registrant and U.S. Bank, National Association.(28)

d.9	Second Supplemental Indenture, dated as of September 24, 2012, between the Registrant and U.S. Bank, National Association.(31)

d.10	Form of 7.00% Senior Note due 2019, dated as of April 17, 2012 (Existing April 2019 Note) (included as part of Exhibit (d)(8)).(28)

d.11	Form of 7.00% Senior Note due 2019, dated as of July 6, 2012 (Additional April 2019 Note).(29)

d.12	Form of 7.00% Senior Note due 2019, dated as of July 12, 2012 (Over-Allotment April 2019 Note).(30)

d.13	Form of 7.00% Senior Note due 2019, dated as of September 24, 2012 (September 2019 Note) (included as part of Exhibit (d)(9)).(31)

d.14	Form of 7.00% Senior Note due 2019, dated as of October 2, 2012 (Over-Allotment September 2019 Note).(32)

d.15	Form of 7.00% Senior Note due 2019, dated as of October 17, 2012 (Over-Allotment II September 2019 Note).(36)

e	Form of Dividend Reinvestment Plan.(4)

f.1	Credit Agreement dated as of April 12, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C.(2)

f.2	Pledge and Security Agreement dated as of April 12, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C.(2)

f.3	First Amendment to Credit and Pledge Security Agreement dated August 1, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding L.L.C.(5)

f.4	Loan Sale Agreement between Hercules Funding LLC and Hercules Technology Growth Capital, Inc. dated as of August 1, 2005.(5)

f.5	Sale and Servicing Agreement among Hercules Funding Trust I, Hercules Funding LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association and Lyon Financial Services, Inc. dated as of August 1, 2005.(5)

f.6	Indenture between Hercules Funding Trust I and U.S. Bank National Association dated as of August 1, 2005.(5)

f.7	Note Purchase Agreement among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc. and Citigroup Global Markets Realty Corp. dated as of August 1, 2005.(5)

f.8	Second Amendment to Credit and Pledge Security Agreement by and among Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C., as lender and administrative agent for the lenders, dated March 6, 2006.(6)

f.9	First Omnibus Amendment by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated March 6, 2006.(6)

f.10	Intercreditor Agreement among Hercules Technology Growth Capital, Inc., Alcmene Funding, L.L.C. and Citigroup Global Markets Realty Corp. dated as of March 6, 2006.(6)

Exhibit Number	Description
f.11	Warrant Participation Agreement between the Company and Citigroup Global Markets Realty Corp. dated as of August 1, 2005.(7)

f.12	Second Amendment to Warrant Participation Agreement dated as of October 16, 2006.(7)

f.13	Third Amendment to Sale and Servicing Agreement among Hercules Funding Trust I, Hercules Funding LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association and Lyon Financial Services, Inc., dated as of July 28, 2006.(8)

f.14	Second Omnibus Amendment by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated December 6, 2006.(9)

f.15	Fifth Amendment to Sale and Servicing Agreement by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated March 30, 2007.(13)

f.16	Amended and Restated Sale and Servicing Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, the Company, U.S. Bank National Association, Lyon Financial Services, Inc., Citigroup Global Markets Inc., and Deutsche Bank AG dated as of May 2, 2007.(14)

f.17	Fourth Amendment to the Warrant Participation Agreement by and among Hercules Technology Growth Capital, Inc. and Citigroup Global Markets Realty Corp., dated as of May 2, 2007. (15)

f.18	Amended and Restated Note Purchase Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc. and Citigroup Global Markets, Inc. dated as of May 2, 2007.(15)

f.19	First Amendment to Amended and Restated Note Purchase Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc. and Citigroup Global Markets, Inc. dated as of May 7, 2008.(17)

f.20	Second Amendment to Amended and Restated Sale and Servicing Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc., Citigroup Global Markets Inc., and Deutsche Bank AG dated as of May 7, 2008.(17)

f.21	Form of SBA Debenture.(18)

f.22	Loan and Security Agreement by and among Hercules Funding II, LLC and Wells Fargo Foothill, LLC, dated as of August 25, 2008.(19)

f.23	Sales and Servicing Agreement among Hercules Funding II, LLC, Hercules Technology Growth Capital, Inc., Lyon Financial Services, Inc. and Wells Fargo Foothill, LLC, dated as of August 25, 2008.(19)

f.24	First Amendment to Loan and Security Agreement by and among Hercules Funding II, LLC and Wells Fargo Foothill, LLC, dated as of April 30, 2009.(20)

f.25	Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A. dated November 2, 2011.(22)

f.26	Indenture between Hercules Technology Growth Capital, Inc. and U.S. Bank National Association, dated as of April 15, 2011. (24)

f.27	Form of Note under the Indenture dated as of April 15, 2011. (24)

Exhibit Number	Description
f.28	Second Amendment to Loan and Security Agreement by and among Hercules Funding II LLC and Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), dated as of June 20, 2011. (26)

f.29	First Amendment to Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A., dated as of March 30, 2012.(33)

f.30	Third Amendment to Loan and Security Agreement by and among Hercules Funding II LLC and Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), dated as of August 1, 2012.(34)

f.31	Second Amendment to Amended and Restated Loan and Security Agreement by and between Hercules Technology Growth Capital, Inc. and Union Bank, N.A., dated as of September 17, 2012.(35)

h.1*	Form of Equity Underwriting Agreement.

h.2*	Form of Debt Underwriting Agreement.

i.1	Hercules Technology Growth Capital, Inc. 2004 Equity Incentive Plan (2007 Amendment and Restatement).(11)

i.2	Hercules Technology Growth Capital, Inc. 2006 Non-Employee Director Plan (2007 Amendment and Restatement).(16)

i.3	Form of Incentive Stock Option Award under the 2004 Equity Incentive Plan.(2)

i.4	Form of Nonstatutory Stock Option Award under the 2004 Equity Incentive Plan.(2)

i.5	Form of Restricted Stock Award under the 2004 Equity Incentive Plan.(18)

j	Form of Custody Agreement between the Company and Union Bank of California.(2)

k.1	Form of Registrar Transfer Agency and Service Agreement between the Company and American Stock Transfer & Trust Company.(2)

k.2	Warrant Agreement dated June 22, 2004 between the Company and American Stock Transfer & Trust Company, as warrant agent.(1)

k.3	Lease Agreement dated June 13, 2006 between the Company and 400 Hamilton Associates.(10)

l.1*	Opinion of Sutherland Asbill & Brennan LLP.

n.1*	Consent of PricewaterhouseCoopers, LLP.

n.2*	Consent of Ernst & Young LLP.

n.3*	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit l).

n.4*	Report of PricewaterhouseCoopers, LLP.

n.5*	Consent of Venture Source.

p	Subscription Agreement dated February 2, 2004 between the Company and the subscribers named therein.(2)

r	Code of Ethics.(2)

(s)(1)	Form of Prospectus Supplement For Common Stock Offerings.(27)

(s)(2)	Form of Prospectus Supplement For Preferred Stock Offerings.(27)

(s)(3)	Form of Prospectus Supplement For Debt Offerings.(27)

(s)(4)	Form of Prospectus Supplement For Rights Offerings.(27)

(s)(5)	Form of Prospectus Supplement For Warrant Offerings.(27)

*	Filed herewith.

(1)	Previously filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 22, 2005.
(2)	Previously filed as part of Pre-Effective Amendment No. 1, as filed on May 17, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(3)	Previously filed as part of Pre-Effective Amendment No. 2, as filed on June 8, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(4)	Previously filed as part of Post-Effective Amendment No. 1, as filed on June 10, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(5)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 5, 2005.
(6)	Previously filed as part of Post-Effective Amendment No. 3, as filed on March 9, 2006 (File No. 333-126604) to the Registration Statement on Form N-2 of the Company.
(7)	Previously filed as part of the Pre-Effective Amendment No. 1, as filed on October 17, 2006 (File No. 333-136918) to the Registration Statement on Form N-2 of the Company.
(8)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on July 28, 2006.
(9)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on December 6, 2006.
(10)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 1, 2006.
(11)	Previously filed as part of the Securities to be Offered to Employees in Employee Benefit Plans on Form S-8, as filed June 22, 2007.
(12)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed March 9, 2007.
(13)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed April 3, 2007.
(14)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed May 5, 2007.
(15)	Previously filed as part of the Pre-Effective Amendment No. 1, as filed May 15, 2007 (File No. 333-141828), to the Registration Statement on Form N-2 of the Company.
(16)	Previously filed as part of the Securities to be Offered to Employees in Employee Benefit Plans on Form S-8, as filed October, 10, 2007.
(17)	Previously filed as part of the Pre-Effective Amendment No. 2, as filed June 5, 2008 (File No. 333-150403), to the Registration Statement on Form N-2 of the Company.
(18)	Previously filed as part of the Annual Report on Form 10-K of the Company, as filed on March 16, 2009.
(19)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 27, 2008.
(20)	Previously filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on May 11, 2009.
(21)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on February 17, 2010.
(22)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on November 4, 2011.
(23)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on April 11, 2011.
(24)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on April 18, 2011.
(25)	Previously filed as part of the Pre-Effective Amendment No. 1, as filed on May 2, 2011 (File No. 333-171368) to the Registration Statement on Form N-2 of the Company.
(26)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on June 24, 2011.
(27)	Previously filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 8, 2012 (File No. 333-179431).
(28)	Previously filed as part of Post-Effective Amendment No. 1, as filed on April 17, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(29)	Previously filed as part of Post-Effective Amendment No. 2, as filed on July 6, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(30)	Previously filed as part of Post-Effective Amendment No. 3, as filed on July 12, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(31)	Previously filed as part of Post-Effective Amendment No. 5, as filed on September 24, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(32)	Previously filed as part of Post-Effective Amendment No. 7, as filed on October 2, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(33)	Previously filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on May 8, 2012.
(34)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 2, 2012.
(35)	Previously filed as part of Post-Effective Amendment No. 4, as filed on September 17, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.
(36)	Previously filed as part of Post-Effective Amendment No. 8, as filed on October 17, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement if any, accompanying this prospectus.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding placement fees):

	Amount
SEC registration fee	$54,560
FINRA filing fee	60,500
NYSE listing fee	192,000	*
Accounting fees and expenses	110,000
Legal fees and expenses	310,000
Printing expenses	65,000
Miscellaneous	7,940

Total	$800,000

*	Assumes issuance of $400,000,000 of common stock.

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated.

Item 28. Persons Controlled by or Under Common Control

Hercules Technology SBIC Management, LLC is a wholly owned subsidiary of the Company. Hercules Technology SBIC Management, LLC is the general partner of Hercules Technology II, L.P., Hercules Technology III, LP and Hercules Technology IV, LP and the Company owns substantially all of the limited partnership interests in Hercules Technology II, L.P. Hercules Technology III, L.P. and Hercules Funding II LLC, Hercules Technology Management Co. II, Inc., Hercules Technology Management Co. III, Inc., Hercules Technology Management Co. V, Inc., Hercules Technology I, LLC, Hercules Technology II, LLC, Hydra Ventures LLC, Hydra Ventures II LLC, Hydra Management Co., Inc. and Hydra Management LLC are wholly owned subsidiaries of the Company. Accordingly, the Company may be deemed to control, directly or indirectly, the following entities:

Name	Jurisdiction of Organization
Hercules Technology II, L.P.	Delaware
Hercules Technology III, L.P.	Delaware
Hercules Technology IV, L.P.	Delaware
Hercules Technology SBIC Management, LLC	Delaware
Hercules Funding II, LLC	Delaware
Hercules Technology Management Co II, Inc.	Delaware
Hercules Technology Management Co III, Inc.	Delaware
Hercules Technology Management Co V, Inc.	Delaware
Hercules Technology I, LLC	Delaware
Hercules Technology II LLC	Delaware
Hydra Ventures LLC	Delaware
Hydra Ventures II LLC	Delaware
Hydra Management Co., Inc.	Delaware
Hydra Management LLC	Delaware

Item 29. Number of Holder of Securities

The following table sets forth the approximate number of shareholders of the Company’s common stock as of October 3, 2012:

Title of Class	Number of Record Holders
Common stock, par value $.001 per share	11,000

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and, under certain circumstances and provided certain conditions have been met, advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Additionally, the Registrant will not indemnify any person with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in the best interests of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Company carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $3,000,000, subject to a $250,000 retention and the other terms thereof.

The Company has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act of 1933, as amended.

Item 31. Business and Other Connections of Investment Advisor

Not applicable.

Item 32. Location of Accounts and Records

The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

The Registrant undertakes:

1.	to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

ii.	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iii.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

f.	to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the Securities Act, in the event the shares of the Registrant are trading below its net asset value and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (b) the Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading; and

5.	Not applicable.

6.	Not applicable.

7.	to not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which the prospectus forms a part (the “current registration statement”) if the cumulative dilution to the Registrant’s net asset value (“NAV”) per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. If the Registrant files a new post-effective amendment, the threshold would reset.

8.	to file a post-effective amendment to the registration statement in connection with any rights offering off of the registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, and State of California, on the 21st day of November, 2012.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

/S/ MANUEL A. HENRIQUEZ
Manuel A. Henriquez Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MANUEL A. HENRIQUEZ Manuel A. Henriquez	Chairman of the Board, President and Chief Executive Officer (principal executive officer)	November 21, 2012

/S/ JESSICA BARON Jessica Baron	Chief Financial Officer (principal financial and accounting officer)	November 21, 2012

* Allyn C. Woodward, Jr.	Director	November 21, 2012

* Joseph W. Chow	Director	November 21, 2012

* Robert P. Badavas	Director	November 21, 2012

*	Signed by Manuel A. Henriquez pursuant to a power of attorney signed by each individual and filed with this Registration Statement on October 5, 2012.

EXHIBIT INDEX

Exhibit Number	Description

h.1*	Form of Equity Underwriting Agreement.

h.2*	Form of Debt Underwriting Agreement.

l.1*	Opinion of Sutherland Asbill & Brennan LLP.

n.1*	Consent of PricewaterhouseCoopers, LLP.

n.2*	Consent of Ernst & Young LLP.

n.3*	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit l).

n.4*	Report of PricewaterhouseCoopers, LLP.

n.5*	Consent of VentureSource

*	Filed herewith.